UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21944

First Trust Exchange-Traded Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
September 30, 2023

First Trust Exchange-Traded Fund II
Book 1

First Trust STOXX® European Select Dividend Index Fund (FDD)
First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust Global Wind Energy ETF (FAN)
First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
First Trust Indxx Global Natural Resources Income ETF (FTRI)
First Trust Indxx Global Agriculture ETF (FTAG)
First Trust Indxx NextG ETF (NXTG)
First Trust S-Network Future Vehicles & Technology ETF (CARZ)
First Trust Cloud Computing ETF (SKYY)
First Trust International Equity Opportunities ETF (FPXI)
First Trust Nasdaq Cybersecurity ETF (CIBR)
First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
First Trust Dow Jones International Internet ETF (FDNI)

Table of Contents
First Trust Exchange-Traded Fund II
Annual Report
September 30, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund II
Annual Letter from the Chairman and CEO
September 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund II (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2023.
A famous financial industry quote came to mind as I was sizing up the current business climate:“Wall Street has a few prudent principles; the trouble is that they are always forgotten when they are most needed.” The past year has been a time when those who stuck with their principles were rewarded, in my opinion. The financial markets continue to battle a myriad of headwinds, from geopolitical uncertainty resulting from war (Israel and Hamas and the conflict between Russia and Ukraine), to slowing global economic growth and inflation. Inflation, for one, has remained persistently high. A common measure of inflation is the 12-month rate of change in the Consumer Price Index (“CPI”). The CPI stood at 3.7% on September 30, 2023, significantly lower than its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% on June 30, 2023. Considering this, as well as other better-than-expected economic data, the Federal Reserve recently noted that the Federal Funds target rate will need to remain elevated for a longer period than previously expected.
As many investors are likely aware, a higher Federal Funds target rate has deep implications for consumers. Perhaps the most obvious area impacted by higher rates is housing. The national average for a 30-year mortgage stood at 7.99% as of October 18, 2023, up from 3.22% on October 20, 2021. Higher mortgage rates, coupled with high home prices, are stretching U.S. home affordability. The monthly payment on a median-priced home ($407,100 in August 2023) with a 20% down payment, and a mortgage rate of 7.99%, comes in at $2,387. It is not just mortgage rates that are pressuring the budgets of U.S. households. Debt payments on car loans and credit cards are showing signs of weakness as well. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023 (most recent data), surpassing pre-pandemic levels.
While headwinds to the global economy exist, not all the news is bad. Driven by technological developments in artificial intelligence, the U.S. equity markets have had a phenomenal year. Year-to-date through September 30, 2023, the S&P 500® Index has enjoyed a total return of 13.07%. Additionally, the U.S. exported a record 20.4 billion cubic feet per day (“Bcf/d”) of natural gas and 11.6 Bcf/d of liquefied natural gas (“LNG”) over the first six months of the year, making the U.S. the world’s largest exporter of LNG during the period. It can be tempting to deviate from fundamentals when times get tough, but we continue to encourage investors to hold fast to their principles; they will serve you for years to come.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund II
Annual Report
September 30, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in October 2023 sees real gross domestic product growth rising by 3.0% worldwide in 2023, up from its 2.9% projection in January 2023. The IMF is currently forecasting a 2.1% growth rate for the U.S., up from its January 2023 estimate of 1.4%. Emerging Market and Developing Economies are expected to grow by 4.0% this year, unchanged from the IMF’s 4.0% estimate in January 2023. The IMF notes that risks to their global outlook remain tilted to the downside, citing the real estate crisis in China, the potential for increased volatility among commodity prices, and uncomfortably high inflation, among other reasons, for their outlook.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 3.7% on a trailing 12-month basis at the end of September 2023, according to the U.S. Bureau of Labor Statistics. While this is significantly lower than the most recent high of 9.1% in June 2022, the September 2023 CPI reading reflects a re-acceleration in the metric when compared to its most recent low of 3.0% set on June 30, 2023.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered positive results over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 21.62%, 15.51% and 10.08%, respectively, for the 12-month period ended September 30, 2023. Nine of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Information Technology sector, up 41.10%, while the worst showing came from the Utilities sector, down 7.02%.
A Bloomberg survey of twenty-two equity strategists found that their average 2023 year-end price target for the Index was 4,370 as of October 18, 2023, according to its own release. The highest and lowest estimates were 4,900 and 3,700, respectively. The Index closed trading on September 29, 2023, at 4,288.05. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2023 and 2024 calendar years stood at -2.83% and 11.89%, respectively, as of October 13, 2023.
The broader foreign stock indices experienced positive total returns over the past year. For the 12-month period ended September 30, 2023, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 24.00% (USD) and 11.70% (USD), respectively, according to Bloomberg. The major foreign bond indices were also up over the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of 2.24% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt rose by 8.57% (USD), according to Bloomberg. The U.S. dollar fell 5.30% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index. The decrease in the dollar provided a boost to the performance of both foreign stock and bond indices, in our opinion.
Results were also positive in the U.S. bond market over the period. The top performing major debt group we track was intermediate U.S. high yield bonds. The Bloomberg Intermediate U.S. High Yield Index posted a total return of 10.34% for the 12-month period ended September 30, 2023. The worst performing U.S. debt group that we track was the Ginnie Mae 30-Year Bond. The Bloomberg Ginnie Mae 30-Year Index posted a total return of 0.29%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 74 basis points in the period to close at 4.57% on September 29, 2023, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.27% for the 10-year period ended September 30, 2023.

Fund Performance Overview (Unaudited)
First Trust STOXX® European Select Dividend Index Fund (FDD)
First Trust STOXX® European Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the STOXX® Europe Select Dividend 30 Index (the “STOXX Index”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “FDD.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the STOXX Index.
The STOXX Index is compiled and maintained by STOXX Limited (the “Index Provider”). According to the Index Provider, the STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX® Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries:Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/27/07) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/27/07) to 9/30/23
Fund Performance
NAV	23.52%	1.52%	2.99%	-1.49%	7.82%	34.32%	-21.49%
Market Price	23.81%	1.51%	2.91%	-1.51%	7.78%	33.27%	-21.74%
Index Performance
STOXX® Europe Select Dividend 30 Index	23.18%	1.82%	3.31%	-1.09%	9.45%	38.52%	-16.17%
STOXX® Europe 600 Index	28.82%	3.95%	3.95%	2.44%	21.36%	47.32%	47.33%
MSCI Europe Index	28.85%	3.96%	3.83%	2.26%	21.41%	45.57%	43.30%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 23.52% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (the “Benchmark”) generated a return of 28.85%. The largest allocations were investments in the United Kingdom (“UK”) and France. The allocation to the UK was 20.7% and contributed 3.1% to the Fund’s return. The allocation to France was 17.6% and contributed 6.9% to the Fund’s return, which was the greatest contribution of any country represented in the Fund. The largest negative contribution to the Fund’s overall return came from the small allocation to Luxembourg. These investments received an allocation of 1.3% and caused a -2.4% drag on the Fund’s performance. However, within the investments in Luxembourg, almost the entire impact on the Fund’s return came from one security, Aroundtown S.A. The Fund’s currency exposure had a 9.6% impact on the Fund’s performance during the period covered by this report.

The STOXX® Europe Select Dividend 30 Index (“STOXX Index”) is the intellectual property (including registered trademarks) of STOXX Ltd., Zug, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. The Fund is neither sponsored nor promoted, distributed or in any other manner supported by STOXX Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the STOXX Index or its data.

Fund Performance Overview (Unaudited) (Continued)
First Trust STOXX® European Select Dividend Index Fund (FDD) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	33.6%
Materials	18.9
Utilities	12.9
Consumer Discretionary	10.9
Industrials	9.1
Communication Services	5.8
Real Estate	4.7
Energy	4.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Glencore PLC	4.9%
Taylor Wimpey PLC	4.9
AP Moller - Maersk A/S, Class A	4.6
Yara International ASA	4.5
ACS Actividades de Construccion y Servicios S.A.	4.4
Rio Tinto PLC	4.3
Endesa S.A.	4.2
Legal & General Group PLC	4.1
Aker BP ASA	4.1
Credit Agricole S.A.	3.7
Total	43.7%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023
$16,000
$14,000
$12,000
$10,000
$8,000
$14,732
$14,557
$13,852
$13,432
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust STOXX® European Select Dividend Index Fund
STOXX® Europe Select Dividend 30 Index
STOXX® Europe 600 Index
MSCI Europe Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)
First Trust Alerian Disruptive Technology Real Estate ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Alerian Disruptive Technology Real Estate Index (the “Index”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “DTRE.” The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks, real estate investment trusts (“REITs”) and depositary receipts that comprise the Index.
The Index is owned and is developed, maintained and sponsored by VettaFi LLC (the “Index Provider”). According to the Index Provider, the Index includes common stocks, REITs and depositary receipts of companies listed on a global securities exchange and included in the Global Industry Classification Standard Real Estate sector within the S-Network Global 5000 Index and the S-Network Global REIT Index and derive at least 50 percent of their revenues from the following disruptive technology business segments: (i) Rapid Data Transfer; (ii) Distributed Data Handling; or (iii) E-Commerce Warehousing.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/27/07) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (8/27/07) to 9/30/23
Fund Performance
NAV	4.42%	-0.57%	2.46%	1.55%	-2.81%	27.49%	28.08%
Market Price	5.93%	-0.55%	2.44%	1.54%	-2.74%	27.23%	27.81%
Index Performance
Alerian Disruptive Technology Real Estate Index(1)(2)	4.19%	N/A	N/A	N/A	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed Index	2.72%	-0.30%	2.97%	2.21%	-1.48%	33.98%	42.24%
S&P Global REIT Index(3)	2.03%	0.01%	3.12%	2.10%	0.04%	35.99%	39.79%
MSCI World REIT Index(3)	-2.17%	1.39%	4.13%	2.31%	7.16%	49.81%	44.32%
MSCI World Real Estate Index(2)(3)	-0.95%	0.14%	N/A	N/A	0.68%	N/A	N/A

(1)
On September 30, 2022, the Fund’s underlying index changed from the FTSE EPRA/NAREIT Developed Index to the Alerian Disruptive
Technology Real Estate Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to this date are not necessarily indicative of the performance that the Fund, based on its current index, would have generated.

(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(3)
Prior to February 1, 2023, the Fund’s primary benchmark indices were the S&P Global REIT Index and the MSCI World REIT Index. Effective
February 1, 2023, the Fund’s primary benchmark index became the MSCI World Real Estate Index. The Fund’s investment advisor believes the
MSCI World Real Estate Index better reflects the investment strategies of the Fund.

(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 4.42% during the 12-month period covered by this report. During the same period, the MSCI World Real Estate Index (the “Benchmark”) generated a return of -0.95%. The Fund invested 74.8% of its assets in securities within the United States. These investments accounted for 4.1% of the Fund’s return. Investments in Japan caused the most drag on the Fund’s return, with an allocation of 8.9% in the Fund and a contribution to return of -1.1%. The Fund’s currency exposure had a 0.9% impact on performance during the period covered by this report.

Alerian and Alerian Disruptive Technology Real Estate Index are service marks of VettaFi LLC and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”). VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Alerian Disruptive Technology Real Estate ETF (DTRE) (Continued)

Sector Allocation	% of Total Long-Term Investments
Real Estate	100.0%
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Digital Realty Trust, Inc.	7.6%
Equinix, Inc.	6.7
Prologis, Inc.	6.6
American Tower Corp.	6.2
SBA Communications Corp.	6.1
Crown Castle, Inc.	5.9
STAG Industrial, Inc.	5.1
Rexford Industrial Realty, Inc.	4.8
DigitalBridge Group, Inc.	4.8
Terreno Realty Corp.	4.8
Total	58.6%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$14,981
$13,599
$13,398
$12,749
First Trust Alerian Disruptive Technology Real Estate ETF
FTSE EPRA/NAREIT Developed Index
S&P Global REIT Index
MSCI World REIT Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust Dow Jones Global Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index (the “Index”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “FGD.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is compiled and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). According to the Index Provider, the Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World IndexSM. Indicated annual dividend yield is a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (11/21/07) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (11/21/07) to 9/30/23
Fund Performance
NAV	18.65%	2.21%	3.23%	2.91%	11.56%	37.38%	57.66%
Market Price	18.40%	2.17%	3.15%	2.87%	11.31%	36.36%	56.73%
Index Performance
Dow Jones Global Select Dividend Index	18.47%	2.46%	3.41%	3.09%	12.94%	39.87%	62.11%
Dow Jones World Developed Markets IndexSM	22.00%	6.94%	8.23%	6.25%	39.87%	120.58%	161.52%
MSCI World Index	21.95%	7.26%	8.26%	6.01%	41.95%	121.25%	152.18%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 18.65% during the 12-month period covered by this report. During the same period, the MSCI World Index (the “Benchmark”) generated a return of 21.95%. The Fund’s investments were spread across many countries. The greatest allocation was 12.7% to South Korea, which caused a 5.0% contribution to the Fund’s return. The 11.0% allocation to Canada contributed 1.2% to the Fund’s return. Securities in the United States carried an average weight of 9.0% and contributed only 0.5% to the Fund’s return. Investments in Japan received an allocation of 8.8% and contributed 3.7% to the Fund’s return. There weren’t many negative contributors to the Fund’s return. The greatest source of drag was -1.0% from investments in Sweden. The Fund’s currency exposure had a 5.1% impact on performance during the period covered by this report.

Dow Jones Global Select Dividend Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark  of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow Jones Global Select Dividend Index Fund (FGD) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	35.5%
Industrials	12.8
Materials	11.3
Energy	9.1
Communication Services	7.7
Consumer Discretionary	7.4
Utilities	6.7
Consumer Staples	6.0
Real Estate	3.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Mitsui OSK Lines Ltd.	2.6%
Nippon Yusen KK	2.2
Peyto Exploration & Development Corp.	2.0
Hapag-Lloyd AG	1.8
Sitio Royalties Corp., Class A	1.8
Industrial Bank of Korea	1.6
AP Moller - Maersk A/S, Class A	1.5
BNK Financial Group, Inc.	1.5
Woori Financial Group, Inc.	1.5
Enagas S.A.	1.4
Total	17.9%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
$22,125
$22,058
$13,987
$13,738
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Dow Jones Global Select Dividend Index Fund
Dow Jones Global Select Dividend Index
Dow Jones World Developed Markets Index SM
MSCI World Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Global Wind Energy ETF (FAN)
First Trust Global Wind Energy ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Clean Edge Global Wind EnergyTM Index (the “Index”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “FAN.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry. According to the Index Provider, in order to be eligible for inclusion in the Index, a security must be issued by a company that is actively engaged in some aspect of the wind energy industry, such as the development or management of a wind farm, the production or distribution of electricity generated by wind power, or involvement in the design, manufacture or distribution of machinery or materials designed specifically for the wind energy industry. In addition, in order to be eligible for inclusion in the Index a security must have a market capitalization of at least $100 million, a minimum three-month average daily dollar trading volume of $500,000, a minimum free float of 25%, be listed on an Index-eligible global exchange and have seasoned on an Index-eligible global exchange for at least three months.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (6/16/08) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (6/16/08) to 9/30/23
Fund Performance
NAV	-2.21%	5.00%	5.95%	-2.68%	27.61%	78.30%	-33.98%
Market Price	-2.62%	4.97%	5.86%	-2.72%	27.44%	76.75%	-34.36%
Index Performance
ISE Clean Edge Global Wind EnergyTM Index	-1.69%	5.86%	6.79%	-1.89%	32.92%	92.90%	-25.31%
Russell 3000® Index	20.46%	9.14%	11.28%	9.72%	54.88%	191.20%	313.17%
MSCI World Index	21.95%	7.26%	8.26%	6.49%	41.95%	121.25%	161.41%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of -2.21% during the 12-month period covered by this report. During the same period, the MSCI World Index (the “Benchmark”) generated a return of 21.95%. Investments in the Utilities and Capital Goods sectors constituted almost the entire Fund during the period covered by this report. The Utilities sector received an allocation of 62.5% and contributed -9.1% to the Fund’s return. Investments in the Capital Goods sector carried an average weight of 33.7% and contributed 6.8% to the Fund’s return. The Fund’s currency exposure had a 4.6% impact on performance during the period covered by this report.

Nasdaq®, Clean Edge®, and ISE Clean Edge Global Wind EnergyTM Index are registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc., respectively (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Global Wind Energy ETF (FAN) (Continued)

Sector Allocation	% of Total Long-Term Investments
Utilities	59.7%
Industrials	35.7
Materials	4.3
Energy	0.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Vestas Wind Systems A/S	8.1%
EDP Renovaveis S.A.	7.8
Orsted A/S	7.4
Northland Power, Inc.	7.1
China Longyuan Power Group Corp., Ltd., Class H	5.0
Boralex, Inc., Class A	3.3
ERG S.p.A.	2.3
Nordex SE	2.3
SKF AB, Class B	2.2
Prysmian S.p.A.	2.1
Total	47.6%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$40,000
$30,000
$20,000
$10,000
$0
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$29,120
$22,125
$19,290
$17,830
First Trust Global Wind Energy ETF
ISE Clean Edge Global Wind Energy™ Index
Russell 3000® Index
MSCI World Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)
First Trust Alerian U.S. NextGen Infrastructure ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Alerian U.S. NextGen Infrastructure Index (the “Index”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “RBLD.” The Fund will normally invest in at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and real estate investment trusts (“REITs”) that comprise the Index.
The Index is developed, maintained and sponsored by VettaFi LLC (the “Index Provider”). According to the Index Provider, the Index seeks to provide exposure to U.S. infrastructure companies with securities listed on recognized U.S. securities exchanges that build, operate and own infrastructure assets. U.S. infrastructure companies are companies that are domiciled and incorporated in the United States and are included in the Global Industry Classification (“GICS”) sub-industries or custom segments within the S-Network US Equity WR 3000 Index. According to the Index Provider, in addition to comprising one of the GICS sub-industries or custom segments, in order to be eligible for inclusion in the Index a company’s stock must trade on a recognized U.S. stock exchange and meet the size, float and liquidity standards of the Index.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (10/13/08) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (10/13/08) to 9/30/23
Fund Performance
NAV	18.23%	-0.26%	2.38%	5.37%	-1.29%	26.50%	118.68%
Market Price	18.27%	-0.19%	2.38%	5.37%	-0.97%	26.55%	118.71%
Index Performance
Alerian U.S. NextGen Infrastructure Index(1)(2)	18.98%	N/A	N/A	N/A	N/A	N/A	N/A
MSCI World Industrials Index	27.56%	5.52%	7.33%	9.39%	30.82%	102.78%	283.31%
Russell 3000® Index	20.46%	9.14%	11.28%	12.23%	54.88%	191.20%	462.52%
MSCI USA Infrastructure Index(2)	-2.21%	3.25%	5.75%	N/A	17.35%	74.84%	N/A

(1)
On July 29, 2022, the Fund’s underlying index changed from the ISE Global Engineering and ConstructionTM Index to Alerian U.S. NextGen
Infrastructure Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to this date are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Fund’s current underlying index had an inception date of April 30, 2021, it was not in existence for all the periods shown.

(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 18.23% during the 12-month period covered by this report. During the same period, the MSCI World Industrials Index (the “Benchmark”) generated a return of 27.56%. The Fund allocated 94.9% to securities within the United States. Within these investments, 38.8% of the Fund was allocated to the Industrials sector which contributed 11.0% to the Fund’s overall return. There were very few negative contributors to the Fund’s return, but the most negative contributor were the investments in the Utilities sector. These investments received an allocation of 30.0% and accounted for -0.5% drag on the Fund’s performance.

Alerian and Alerian U.S. NextGen Infrastructure Index (“Index”) are service marks of VettaFi LLC and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”). VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	43.7%
Utilities	28.7
Energy	8.7
Information Technology	8.2
Materials	6.0
Real Estate	4.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Vertiv Holdings Co.	1.5%
Vistra Corp.	1.3
Akamai Technologies, Inc.	1.2
Constellation Energy Corp.	1.2
Okta, Inc.	1.2
Lennox International, Inc.	1.2
Targa Resources Corp.	1.2
Halliburton Co.	1.2
Caterpillar, Inc.	1.1
Cheniere Energy, Inc.	1.1
Total	12.2%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$40,000
$30,000
$20,000
$10,000
$0
$29,120
$20,278
$17,484
$12,650
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Alerian U.S. NextGen Infrastructure ETF
Russell 3000® Index
MSCI World Industrials Index
MSCI USA Infrastructure Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Clean Edge Smart Grid InfrastructureTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “GRID.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
Clean Edge, Inc. and Nasdaq, Inc. serve as index providers to the Index (the “Index Providers”). According to the Index Providers, the Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (11/16/09) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (11/16/09) to 9/30/23
Fund Performance
NAV	26.39%	15.80%	12.04%	9.76%	108.19%	211.76%	264.06%
Market Price	26.39%	15.58%	12.08%	9.75%	106.30%	212.72%	263.48%
Index Performance
Nasdaq Clean Edge Smart Grid InfrastructureTM Index	26.72%	16.82%	12.92%	10.66%	117.59%	237.20%	307.47%
Russell 3000® Index	20.46%	9.14%	11.28%	12.17%	54.88%	191.20%	392.02%
S&P Composite 1500® Industrials Index	25.78%	7.72%	10.27%	12.08%	45.03%	165.86%	386.68%
MSCI World Industrials Index	27.56%	5.52%	7.33%	8.74%	30.82%	102.78%	219.79%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 26.39% during the 12-month period covered by this report. During the same period, the S&P Composite 1500® Industrials Index (the “Benchmark”) generated a return of 25.78%. The greatest allocation in the Fund during the period covered by this report was to investments in the Electrical Equipment industry. This industry received an allocation of 34.4% and contributed 15.5% to the Fund’s overall return, which was by far the greatest contribution to return of any industry. No industry had a significantly negative contribution to the Fund’s return. The Fund’s currency exposure had a 3.9% impact on performance during the period covered by this report.

Nasdaq®, Clean Edge®, and Nasdaq Clean Edge Smart Grid InfrastructureTM Index are registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc. respectively (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	52.5%
Information Technology	20.8
Utilities	19.8
Consumer Discretionary	6.9
Materials	0.0*
Total	100.0%

*	Amount is less than 0.01%.

Top Ten Holdings	% of Total Long-Term Investments
Schneider Electric SE	8.3%
ABB Ltd.	8.0
Eaton Corp. PLC	7.9
National Grid PLC	7.9
Johnson Controls International PLC	7.0
Aptiv PLC	4.2
Quanta Services, Inc.	3.8
Samsung SDI Co., Ltd.	3.5
Enphase Energy, Inc.	3.2
Hubbell, Inc.	3.0
Total	56.8%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$40,000
$30,000
$20,000
$10,000
$0
$33,720
$31,176
$29,120
$26,586
$20,278
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
Nasdaq Clean Edge Smart Grid Infrastructure™ Index
Russell 3000® Index
S&P Composite 1500® Industrials Index
MSCI World Industrials Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Global Natural Resources Income ETF (FTRI)
First Trust Indxx Global Natural Resources Income ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the “Index”). The shares of the Fund are listed and traded on Nasdaq, Inc. under the ticker symbol “FTRI.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is owned and is developed, maintained and sponsored by Indxx, Inc. (the “Index Provider”). According to the Index Provider, the Index is a free float adjusted market capitalization weighted index designed to measure the market performance of the 50 highest dividend yielding companies involved in the upstream (i.e., generally exploration and production) segment of the natural resources sector.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (3/11/10) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (3/11/10) to 9/30/23
Fund Performance
NAV	10.17%	6.50%	-1.01%	-2.29%	37.04%	-9.70%	-26.97%
Market Price	9.75%	6.42%	-1.04%	-2.33%	36.51%	-9.88%	-27.34%
Index Performance
Indxx Global Natural Resources Income Index(1)	11.72%	7.68%	N/A	N/A	44.78%	N/A	N/A
MSCI ACWI Materials Index	16.80%	5.12%	4.86%	3.64%	28.36%	60.75%	62.45%
MSCI ACWI Index	20.80%	6.46%	7.56%	7.99%	36.76%	107.21%	183.52%

(1)
Effective on the close of business December 18, 2015, the Fund’s underlying index changed from the ISE Global CopperTM Index to the Indxx
Global Natural Resources Income Index. Therefore, the Fund’s performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund’s current underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 10.17% during the 12-month period covered by this report. During the same period, the MSCI ACWI Materials Index (the “Benchmark”) generated a return of 16.80%. The Fund allocated 35.5% to the Metals & Mining industry and 30.6% to Oil, Gas & Consumable Fuels. Metals & Mining contributed 6.0% to the Fund’s return, while investments in Oil, Gas & Consumable Fuels industry contributed 7.6%. The Chemicals industry received an allocation of 12.0% and contributed -2.1% to the Fund’s return. Investments in the Food Products industry received a 10.1% allocation and caused a -1.6% drag on the Fund’s return. The Fund’s currency exposure had a -0.1% impact on performance during the period covered by this report.

Indxx and Indxx Global Natural Resources Income Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Global Natural Resources Income ETF (FTRI) (Continued)

Sector Allocation	% of Total Long-Term Investments
Energy	40.2%
Materials	39.7
Consumer Staples	13.3
Industrials	5.1
Utilities	1.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Petroleo Brasileiro S.A., ADR	10.1%
Woodside Energy Group Ltd.	9.7
Archer-Daniels-Midland Co.	9.2
Nutrien Ltd.	7.0
Ecopetrol S.A., ADR	4.5
Agnico Eagle Mines Ltd.	4.4
CF Industries Holdings, Inc.	3.9
Suzano S.A., ADR	3.4
Newcrest Mining Ltd.	3.3
Tyson Foods, Inc., Class A	3.3
Total	58.8%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
$0
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$20,721
$16,075
$9,030
First Trust Indxx Global Natural Resources Income ETF
MSCI ACWI Materials Index
MSCI ACWI Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Global Agriculture ETF (FTAG)
First Trust Indxx Global Agriculture ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Agriculture Index (the “Index”). The shares of the Fund are listed and traded on Nasdaq, Inc. under the ticker symbol “FTAG.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is owned and is developed, maintained and sponsored by Indxx, Inc. (the “Index Provider”). According to the Index Provider, the Index is a market capitalization weighted index designed to measure the performance of companies that are directly or indirectly engaged in improving agricultural yields. The Index is composed of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (3/11/10) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (3/11/10) to 9/30/23
Fund Performance
NAV	1.35%	2.21%	-6.81%	-10.66%	11.54%	-50.61%	-78.31%
Market Price	1.08%	2.19%	-6.84%	-10.69%	11.44%	-50.78%	-78.39%
Index Performance
Indxx Global Agriculture Index(1)	2.23%	3.32%	N/A	N/A	17.72%	N/A	N/A
MSCI ACWI Index	20.80%	6.46%	7.56%	7.99%	36.76%	107.21%	183.52%
MSCI ACWI Materials Index	16.80%	5.12%	4.86%	3.64%	28.36%	60.75%	62.45%

(1)
Effective on the close of business December 18, 2015, the Fund’s underlying index changed from the ISE Global PlatinumTM Index to the Indxx
Global Agriculture Index. Therefore, the Fund’s performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated. Since the Fund’s new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 1.35% during the 12-month period covered by this report. During the same period, the MSCI ACWI Materials Index (the “Benchmark”) generated a return of 16.80%. The Chemicals industry received the greatest allocation in the Fund during the period covered by this report. With an average weight of 50.9%, the allocation to this industry caused a -3.0% contribution to Fund’s performance. Meanwhile, the greatest positive contributor to the Fund’s return came from the second largest allocation, the Machinery industry. Investments in the Machinery industry received an allocation of 23.0% and contributed 3.4% to the Fund’s overall performance. The Fund’s currency exposure had a 0.9% impact on performance during the period covered by this report.

Indxx and Indxx Global Agriculture Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Global Agriculture ETF (FTAG) (Continued)

Sector Allocation	% of Total Long-Term Investments
Materials	48.1%
Industrials	30.7
Health Care	9.3
Consumer Staples	7.2
Consumer Discretionary	4.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Deere & Co.	9.5%
Bayer AG	9.3
BASF SE	8.1
Corteva, Inc.	7.2
Mahindra & Mahindra Ltd.	4.7
Industries Qatar QSC	4.6
Nutrien Ltd.	4.6
Wilmar International Ltd.	3.6
Kubota Corp.	3.6
CF Industries Holdings, Inc.	3.4
Total	58.6%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,721
$16,075
$4,939
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Indxx Global Agriculture ETF
MSCI ACWI Index
MSCI ACWI Materials Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx NextG ETF (NXTG)
The First Trust Indxx NextG ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx 5G & NextG Thematic IndexSM (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “NXTG.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is owned and is developed, maintained and sponsored by Indxx, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to track the performance of companies that have devoted, or have committed to devote, material resources to the research, development and application of fifth generation (5G) and next generation digital cellular technologies as they emerge.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (2/17/11) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (2/17/11) to 9/30/23
Fund Performance
NAV	24.01%	8.11%	9.29%	8.09%	47.67%	143.16%	166.89%
Market Price	23.90%	8.16%	9.29%	8.07%	47.99%	143.17%	166.09%
Index Performance
Indxx 5G & NextG Thematic IndexSM(1)(2)	25.29%	N/A	N/A	N/A	N/A	N/A	N/A
MSCI ACWI Information Technology Index	35.88%	14.86%	16.94%	14.66%	99.94%	378.14%	462.05%
MSCI ACWI Index	20.80%	6.46%	7.56%	7.29%	36.76%	107.21%	142.84%

(1)
On May 30, 2019, the Fund’s underlying index changed from the Nasdaq CTA SmartphoneTM Index to the Indxx 5G & NextG Thematic
IndexSM. Therefore, the Fund’s performance and historical returns shown for the periods prior to this date are not necessarily indicative of the performance that the Fund, based on its current index, would have generated.

(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 24.01% during the 12-month period covered by this report. During the same period, the MSCI ACWI Information Technology Index (the “Benchmark”) generated a return of 35.88%. The industry with the greatest allocation in the Fund during the period covered by this report was the Semiconductors & Semiconductor Equipment industry. This industry received an average weight of 24.4% and contributed 11.8% to the Fund’s overall return, the greatest contribution to return of any industry in the Fund. The only industry with a negative contribution to the Fund’s return was the Specialized Real Estate Investment Trusts industry. This industry had a -0.6% contribution to the Fund’s return. The Fund’s currency exposure had a 1.0% impact on performance during the period covered by this report.

Indxx and Indxx 5G & NextG Thematic IndexSM (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx NextG ETF (NXTG) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	62.7%
Communication Services	27.9
Real Estate	6.1
Consumer Discretionary	2.1
Industrials	1.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
VMware, Inc., Class A	1.6%
Digital Realty Trust, Inc.	1.5
Tech Mahindra Ltd.	1.5
Xiaomi Corp., Class B	1.5
NEC Corp.	1.5
Arista Networks, Inc.	1.5
NVIDIA Corp.	1.5
Intel Corp.	1.5
Ciena Corp.	1.5
Infosys Ltd., ADR	1.5
Total	15.1%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$50,000
$40,000
$30,000
$20,000
$10,000
$0
$47,814
$24,316
$20,721
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Indxx NextG ETF
MSCI ACWI Information Technology Index
MSCI ACWI Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Future Vehicles & Technology ETF (CARZ)
The First Trust S-Network Future Vehicles & Technology ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the S-Network Electric & Future Vehicle Ecosystem Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “CARZ.” The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in the common stocks and depositary receipts that comprise the Index.
The Index is owned and is developed, maintained and sponsored by VettaFi LLC (the “Index Provider”). According to the Index Provider, to be eligible for inclusion in the Index, a company must be listed on a major recognized stock exchange and engaged in one of the following sectors: (a) electric and autonomous vehicle manufacturing; (b) enabling technologies; or (c) enabling materials.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (5/9/11) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (5/9/11) to 9/30/23
Fund Performance
NAV	29.47%	9.30%	4.92%	6.31%	55.98%	61.59%	113.38%
Market Price	29.03%	9.26%	4.85%	6.30%	55.70%	60.54%	113.19%
Index Performance
S-Network Electric & Future Vehicle Ecosystem Index(1)	29.82%	N/A	N/A	N/A	N/A	N/A	N/A
MSCI ACWI Index(2)	20.80%	6.46%	7.56%	7.35%	36.76%	107.21%	140.77%
MSCI World Index(2)	21.95%	7.26%	8.26%	8.22%	41.95%	121.25%	166.22%

(1)
On January 26, 2022, the Fund’s underlying index changed from the Nasdaq Global AutoTM Index to the S-Network Electric & Future Vehicle
Ecosystem Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to this date are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Fund’s current underlying index had an inception date of May 11, 2021, it was not in existence for all the periods shown.

(2)
Prior to February 1, 2023, the Fund’s benchmark was the MSCI World Index. Effective February 1, 2023, the Fund’s benchmark became the
MSCI ACWI Index. The Fund’s investment advisor believes the MSCI ACWI Index better reflects the investment strategies of the Fund.

(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 29.47% during the 12-month period covered by this report. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of 20.80%. The Semiconductors & Semiconductor Equipment industry received the greatest allocation by far, with an average weight in the Fund of 37.6%. The allocation to this industry contributed 16.9% to the Fund’s overall return, the greatest contribution of any industry to the Fund’s return during the period covered by this report. The Ground Transportation industry allocation was the only negative impact to the Fund’s return. The allocation to this industry included only one company, TuSimple Holdings, Inc., and this security caused a -0.4% drag on the Fund’s return. The Fund’s currency exposure had a 1.4% impact on performance during the period covered by this report.

S-Network and S-Network Electric & Future Vehicle Ecosystem Index (“Index”) are service marks of VettaFi LLC and have been licensed for use by First Trust Advisors L.P. The Fund is not issued, sponsored, endorsed, sold or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”). VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust S-Network Future Vehicles & Technology ETF (CARZ) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	53.6%
Consumer Discretionary	27.9
Industrials	6.3
Materials	6.1
Communication Services	6.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Alphabet, Inc., Class A	5.3%
NVIDIA Corp.	4.8
Microsoft Corp.	4.7
Tesla, Inc.	4.6
Apple, Inc.	4.6
Samsung Electronics Co., Ltd.	4.6
Advanced Micro Devices, Inc.	4.5
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4.2
Toyota Motor Corp.	3.3
Intel Corp.	2.9
Total	43.5%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
$22,125
$20,721
$16,159
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust S-Network Future Vehicles & Technology ETF
MSCI ACWI Index
MSCI World Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Cloud Computing ETF (SKYY)
The First Trust Cloud Computing ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE CTA Cloud ComputingTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “SKYY.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to track the performance of companies involved in the cloud computing industry. To be eligible for inclusion in the Index, a security must be issued by a “cloud computing” company as classified by the Consumer Technology Association (“CTA”). A cloud computing company is a company engaged in one or more of the following activities:Infrastructure-as-a-Service, Platform-as-a-Service or Software-as-a-Service. According to the Index Provider, in order to be eligible for inclusion in the Index, a security’s issuer must not be identified by the U.S. Securities and Exchange Commission as having used to audit its financial statements an accounting firm that has been identified by the Public Company Accounting Oversight Board (“PCAOB”) under the Holding Foreign Companies Accountable Act (“HFCAA”).

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (7/5/11) to 9/30/23	5 Years Ended 9/30/23	10 Years Ended 9/30/23	Inception (7/5/11) to 9/30/23
Fund Performance
NAV	25.92%	6.52%	12.37%	11.81%	37.13%	220.99%	292.05%
Market Price	25.88%	6.51%	12.37%	11.81%	37.05%	220.98%	292.05%
Index Performance
ISE CTA Cloud ComputingTM Index(1)	26.68%	7.18%	12.99%	12.43%	41.46%	239.02%	319.62%
S&P 500® Index	21.62%	9.92%	11.91%	12.16%	60.44%	208.21%	307.11%
S&P Composite 1500® Information Technology Index	40.46%	18.01%	19.89%	18.28%	128.90%	513.58%	680.30%

(1)	On June 24, 2019, the Fund’s underlying index changed its methodology and changed its name from “ISE Cloud ComputingTM Index” to “ISE CTA Cloud ComputingTM Index.”
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 25.92% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 21.62%. The two largest allocations, as well as the top two contributors, to the Fund’s return were the IT Services industry and the Software industry. Investments in the Software industry received an allocation of 49.5% and contributed 15.9% to Fund return. The IT Services industry received an allocation of 23.9% and contributed 5.9% to the Fund’s return. The most negative contributor to the Fund’s return came from the Diversified Telecommunication Services industry. The Fund invested in only one security within this industry, Lumen Technologies, Inc. This security alone accounted for a -3.4% drag on the Fund’s return.

Nasdaq® and ISE CTA Cloud ComputingTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Cloud Computing ETF (SKYY) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	87.7%
Communication Services	6.3
Consumer Discretionary	3.6
Industrials	1.2
Health Care	0.6
Financials	0.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Nutanix, Inc., Class A	4.4%
Pure Storage, Inc., Class A	3.8
Microsoft Corp.	3.8
Alphabet, Inc., Class A	3.8
International Business Machines Corp.	3.8
Arista Networks, Inc.	3.7
Amazon.com, Inc.	3.6
Oracle Corp.	3.5
MongoDB, Inc.	3.0
Akamai Technologies, Inc.	2.7
Total	36.1%

Performance of a $10,000 Initial Investment
September 30, 2013 - September 30, 2023
$75,000
$50,000
$25,000
$0
$61,358
$33,902
$32,099
$30,821
9/30/13
3/31/14
9/30/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Cloud Computing ETF
ISE CTA Cloud Computing™ Index
S&P 500® Index
S&P Composite 1500® Information Technology Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Equity Opportunities ETF (FPXI)
First Trust International Equity Opportunities ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the IPOX® International Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FPXI.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is owned and is developed, maintained and sponsored by IPOX® Schuster LLC (the “Index Provider”). According to the Index Provider, the Index is a market-cap weighted portfolio measuring the performance of the top 50 companies domiciled outside the United States ranked quarterly by market capitalization in the IPOX® Global Composite Index (the “Base Index”) and represents, on average, 25% of the total market capitalization of the Base Index, a fully market capitalization-weighted index constructed and managed to provide a broad and objective view of global aftermarket performance of initial public offerings and spin-offs in all world countries (both developed and emerging market countries).

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (11/4/14) to 9/30/23	5 Years Ended 9/30/23	Inception (11/4/14) to 9/30/23
Fund Performance
NAV	8.72%	2.58%	3.88%	13.61%	40.32%
Market Price	8.50%	2.52%	3.84%	13.23%	39.92%
Index Performance
IPOX® International Index	9.30%	3.51%	4.74%	18.82%	51.05%
MSCI ACWI ex USA Index	20.39%	2.58%	3.44%	13.57%	35.18%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 8.72% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (the “Benchmark”) generated a return of 20.39%. During the period covered by this report, the Fund’s greatest allocation was 31.6% to the Consumer Discretionary sector. Investments in this sector contributed 4.5% to the Fund’s performance, the greatest contribution of any sector in the Fund. Meanwhile, the most negatively contributing sector was the Industrials sector. Investments in the Industrials sector received an allocation of 13.6%, the second largest allocation. Investments in this sector caused a -0.9% drag on the Fund’s return. The Fund’s currency exposure had a 2.5% impact on performance during the period covered by this report.

IPOX® and IPOX® International Index (“Index”) are registered international trademarks and service marks of IPOX® Schuster LLC (“IPOX”) and have been licensed for use by First Trust. The Fund is not sponsored, endorsed, sold or promoted by IPOX, and IPOX makes no representation regarding the advisability of trading in such Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust International Equity Opportunities ETF (FPXI) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	27.5%
Industrials	14.8
Communication Services	12.7
Health Care	11.9
Information Technology	11.6
Financials	8.1
Materials	5.4
Energy	3.0
Real Estate	2.9
Consumer Staples	2.1
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
PDD Holdings, Inc., ADR	8.2%
Novo Nordisk A/S, ADR	7.2
nVent Electric PLC	4.3
Alibaba Group Holding Ltd., ADR	3.9
Dr. Ing hc F Porsche AG (Preference Shares)	3.8
Spotify Technology S.A.	3.7
Universal Music Group N.V.	3.7
LG Energy Solution Ltd.	3.6
NetEase, Inc., ADR	3.6
Saudi Aramco Base Oil Co.	3.5
Total	45.5%

Performance of a $10,000 Initial Investment
November 4, 2014 - September 30, 2023

$25,000
$20,000
$15,000
$10,000
$5,000
11/4/14
3/31/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$15,105
$14,032
$13,518
First Trust International Equity Opportunities ETF
IPOX® International Index
MSCI ACWI ex USA Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Cybersecurity ETF (CIBR)
The First Trust Nasdaq Cybersecurity ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq CTA CybersecurityTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “CIBR.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index.
The Index is owned by Nasdaq, Inc. (the “Index Provider”). The Index Provider and the Consumer Technology Association (“CTA”) have jointly developed the eligibility and selection criteria and rules for the Index. According to the Index Provider and CTA, the Index includes securities of companies classified as “cybersecurity” companies by the CTA. CTA gives the cybersecurity classification to those companies that meet one of three elements: (1) companies focused on developing technologies that are designed and implemented to protect computer and communication networks from attacks and outside unauthorized use; (2) companies involved in the deployment of technologies for cybersecurity industry use including government, private and public corporations, financial institutions and various other industries; or (3) companies focused on the protection of priority data from being accessed and exploited by unauthorized external parties.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 9/30/23	5 Years Ended 9/30/23	Inception (7/6/15) to 9/30/23	5 Years Ended 9/30/23	Inception (7/6/15) to 9/30/23
Fund Performance
NAV	18.29%	10.50%	11.13%	64.71%	138.41%
Market Price	18.28%	10.43%	11.12%	64.20%	138.24%
Index Performance
Nasdaq CTA CybersecurityTM Index	19.18%	11.31%	11.93%	70.88%	153.07%
S&P 500® Index	21.62%	9.92%	11.31%	60.44%	141.60%
S&P Composite 1500® Information Technology Index	40.46%	18.01%	20.05%	128.90%	350.25%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 18.29% during the 12-month period covered by this report. During the same period, the S&P Composite 1500® Information Technology Index (the “Benchmark”) generated a return of 40.46%. The Fund allocated 48.8% to the Software industry during the period covered by this report and investments in that industry contributed 5.3% to the Fund’s overall return, which was more than any other industry. The Semiconductors & Semiconductor Equipment industry was a close second in terms of contribution with a 4.9% contribution to the Fund’s return from only a single holding, a 6.4% allocation to Broadcom, Inc. No industry had a negative contribution to the Fund’s return. The Fund’s currency exposure had a 0.5% impact on performance during the period covered by this report.

Nasdaq® and Nasdaq CTA CybersecurityTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Cybersecurity ETF (CIBR) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	88.3%
Industrials	11.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Infosys Ltd., ADR	6.1%
Fortinet, Inc.	6.1
Palo Alto Networks, Inc.	6.0
Cisco Systems, Inc.	5.8
Broadcom, Inc.	5.6
Splunk, Inc.	3.7
Crowdstrike Holdings, Inc., Class A	3.2
Akamai Technologies, Inc.	3.2
Zscaler, Inc.	3.1
Check Point Software Technologies Ltd.	3.1
Total	45.9%

Performance of a $10,000 Initial Investment
July 6, 2015 - September 30, 2023
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$45,025
$25,307
$24,160
$23,841
7/6/15
9/30/15
3/31/16
9/30/16
3/31/17
9/30/17
3/31/18
9/30/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust Nasdaq Cybersecurity ETF
Nasdaq CTA Cybersecurity™ Index
S&P 500® Index
S&P Composite 1500® Information Technology Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
The First Trust IPOX® Europe Equity Opportunities ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the IPOX®-100 Europe Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FPXE.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is owned, developed, maintained and sponsored by IPOX® Schuster LLC (the “Index Provider”). According to the Index Provider, the Index seeks to measure the performance of the equity securities of the 100 largest and typically most liquid initial public offerings (“IPOs”) (including spin-offs and equity carve-outs) of companies that are economically tied to Europe.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/23	Inception (10/4/18) to 9/30/23	Inception (10/4/18) to 9/30/23
Fund Performance
NAV	23.49%	2.62%	13.75%
Market Price	23.63%	2.51%	13.15%
Index Performance
IPOX®-100 Europe Index	24.10%	3.83%	20.64%
MSCI Europe Index	28.85%	4.31%	23.44%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated a NAV return of 23.49% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (the “Benchmark”) generated a return of 28.85%. Three sectors had nearly the same allocation within the Fund during the period covered by this report. The Consumer Discretionary sector received an allocation of 19.7% and contributed 2.9% to the Fund’s return; the Health Care sector received an allocation of 18.0% and accounted for 3.6% of the Fund’s return; and the Industrials sector, which had an allocation of 17.8% and contributed 3.3% to Fund’s return. The greatest contribution to return, however, came from investments in the Energy sector. This sector received an allocation of 10.3% and contributed 5.4% to the Fund’s overall return. The Fund’s currency exposure had a 7.7% impact on performance during the period covered by this report.

IPOX® and IPOX®-100 Europe Index (“Index”) are registered international trademarks of IPOX® Schuster LLC (“IPOX”) and have been licensed for use by First Trust. The Fund is not sponsored, endorsed, sold or promoted by IPOX, and IPOX makes no representation regarding the advisability of trading in such Fund. IPOX® is an international trademark of IPOX Schuster LLC. Index of Initial Public Offerings (IPOX) and IPOX Derivatives Patent No. US 7,698,197.

Fund Performance Overview (Unaudited) (Continued)
First Trust IPOX® Europe Equity Opportunities ETF (FPXE) (Continued)

Sector Allocation	% of Total Long-Term Investments
Health Care	21.5%
Industrials	20.3
Consumer Discretionary	17.5
Communication Services	10.3
Energy	8.0
Financials	7.9
Information Technology	5.3
Materials	3.9
Consumer Staples	3.6
Utilities	1.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Novo Nordisk A/S, Class B	9.7%
nVent Electric PLC	7.7
Prosus N.V.	5.6
Dr. Ing hc F Porsche AG (Preference Shares)	4.4
Spotify Technology S.A.	4.3
Technip Energies N.V.	3.9
Global-e Online Ltd.	3.4
Verallia S.A.	2.5
Universal Music Group N.V.	2.5
Kempower Oyj	2.2
Total	46.2%

Performance of a $10,000 Initial Investment
October 4, 2018 - September 30, 2023
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$12,344
$12,064
$11,375
10/4/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
First Trust IPOX® Europe Equity Opportunities ETF
IPOX®-100 Europe Index
MSCI Europe Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow Jones International Internet ETF (FDNI)
The First Trust Dow Jones International Internet ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Dow Jones International Internet Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “FDNI.” The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “Index Provider”). According to the Index Provider, the Index is designed to measure the performance of securities of non-US issuers whose primary business focus is Internet-related.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/23	Inception (11/5/18) to 9/30/23	Inception (11/5/18) to 9/30/23
Fund Performance
NAV	7.99%	2.11%	10.78%
Market Price	5.94%	1.90%	9.68%
Index Performance
Dow Jones International Internet Index	7.54%	2.84%	14.69%
MSCI ACWI ex-USA Information Technology Index	28.97%	10.95%	66.40%
MSCI ACWI ex-USA Index	20.39%	4.08%	21.67%
(See Notes to Fund Performance Overview on page 34.)
Performance Review
The Fund generated NAV return of 7.99% during the period covered by this report. During the same period, the MSCI ACWI ex-USA Information Technology Index (the “Benchmark”) generated a return of 28.97%. Over 95% of the Fund’s assets were allocated across three sectors. The Consumer Discretionary sector had an allocation of 49.9%, the Communication Services sector has an allocation of 33.3%, and the Information Technology sector had an allocation of 12.2%. The greatest contribution to the Fund’s return came from the allocation to the Communication Services sector which generated a 5.5% contribution to the Fund’s return. The most negative contribution to the Fund’s return came from investments in the Financials sector. This sector’s allocation was only 2.9% but, due primarily to the performance of Adyen N.V., the Financials sector caused a -2.6% drag on the Fund’s overall return. The Fund’s currency exposure had a 2.5% impact on performance during the period covered by this report.

Dow Jones International Internet Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow Jones International Internet ETF (FDNI) (Continued)

Sector Allocation	% of Total Long-Term Investments
Consumer Discretionary	46.5%
Communication Services	37.2
Information Technology	11.5
Financials	3.2
Health Care	1.0
Consumer Staples	0.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Tencent Holdings Ltd.	10.4%
Alibaba Group Holding Ltd.	10.4
Shopify, Inc., Class A	7.9
Meituan, Class B	7.7
Prosus N.V.	5.4
PDD Holdings, Inc., ADR	4.9
Baidu, Inc., Class A	4.7
NetEase, Inc.	4.6
JD.com, Inc., Class A	4.4
Naspers Ltd., Class N	3.6
Total	64.0%

Performance of a $10,000 Initial Investment
November 5, 2018 - September 30, 2023
$25,000
$20,000
$15,000
$10,000
$5,000
11/5/18
3/31/19
9/30/19
3/31/20
9/30/20
3/31/21
9/30/21
3/31/22
9/30/22
3/31/23
9/30/23
$16,640
$12,167
$11,469
$11,078
First Trust Dow Jones International Internet ETF
Dow Jones International Internet Index
MSCI ACWI ex-USA Information Technology Index
MSCI ACWI ex-USA Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund II
Understanding Your Fund Expenses
September 30, 2023 (Unaudited)
As a shareholder of First Trust STOXX® European Select Dividend Index Fund, First Trust Alerian Disruptive Technology Real Estate ETF, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Alerian U.S. NextGen Infrastructure ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx NextG ETF, First Trust S-Network Future Vehicles & Technology ETF, First Trust Cloud Computing ETF, First Trust International Equity Opportunities ETF, First Trust Nasdaq Cybersecurity ETF, First Trust IPOX® Europe Equity Opportunities ETF or First Trust Dow Jones International Internet ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust STOXX® European Select Dividend Index Fund (FDD)
Actual	$1,000.00	$988.60	0.58%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	0.58%	$2.94
First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)
Actual	$1,000.00	$956.40	0.60%	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Actual	$1,000.00	$973.20	0.56%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	0.56%	$2.84
First Trust Global Wind Energy ETF (FAN)
Actual	$1,000.00	$822.70	0.60%	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)
Actual	$1,000.00	$1,021.60	0.65%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

First Trust Exchange-Traded Fund II
Understanding Your Fund Expenses (Continued)
September 30, 2023 (Unaudited)
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Actual	$1,000.00	$970.90	0.57%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89
First Trust Indxx Global Natural Resources Income ETF (FTRI)
Actual	$1,000.00	$987.80	0.70%	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Indxx Global Agriculture ETF (FTAG)
Actual	$1,000.00	$918.40	0.70%	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Indxx NextG ETF (NXTG)
Actual	$1,000.00	$987.30	0.70%	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust S-Network Future Vehicles & Technology ETF (CARZ)
Actual	$1,000.00	$1,017.10	0.70%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Cloud Computing ETF (SKYY)
Actual	$1,000.00	$1,134.30	0.60%	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
First Trust International Equity Opportunities ETF (FPXI)
Actual	$1,000.00	$946.60	0.70%	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Nasdaq Cybersecurity ETF (CIBR)
Actual	$1,000.00	$1,064.60	0.59%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	0.59%	$2.99
First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
Actual	$1,000.00	$964.90	0.70%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Dow Jones International Internet ETF (FDNI)
Actual	$1,000.00	$864.40	0.65%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(April 1, 2023 through September 30, 2023), multiplied by 183/365 (to reflect the six-month period).

First Trust STOXX® European Select Dividend Index Fund (FDD)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 98.3%
	Belgium — 5.3%
123,688	Ageas S.A./N.V.	$5,103,920
65,623	Cofinimmo S.A.	4,502,757
		9,606,677
	Denmark — 4.6%
4,607	AP Moller - Maersk A/S, Class A	8,182,879
	France — 14.4%
76,820	BNP Paribas S.A.	4,908,001
86,415	Covivio S.A.	3,846,351
531,002	Credit Agricole S.A.	6,563,911
488,377	Orange S.A.	5,607,416
220,736	Rubis SCA	4,956,846
		25,882,525
	Germany — 10.7%
18,463	Allianz SE	4,405,666
56,109	Bayerische Motoren Werke AG (Preference Shares)	5,238,066
229,626	Evonik Industries AG	4,206,027
76,700	Mercedes-Benz Group AG	5,343,091
		19,192,850
	Italy — 5.5%
478,375	Poste Italiane S.p.A. (b) (c)	5,041,436
1,030,332	Snam S.p.A.	4,846,378
		9,887,814
	Jersey — 4.8%
1,496,592	Glencore PLC	8,580,388
	Netherlands — 6.0%
133,152	ASR Nederland N.V.	5,000,327
177,231	NN Group N.V.	5,703,771
		10,704,098
	Norway — 8.4%
258,901	Aker BP ASA	7,164,364
207,491	Yara International ASA	7,861,910
		15,026,274
	Spain — 8.4%
216,965	ACS Actividades de Construccion y Servicios S.A.	7,815,190
359,531	Endesa S.A.	7,326,701
		15,141,891
	Sweden — 2.6%
613,769	Tele2 AB, Class B	4,700,925
	Switzerland — 5.0%
78,718	Holcim AG	5,054,945
8,432	Zurich Insurance Group AG	3,869,868
		8,924,813
	United Kingdom — 22.6%
583,126	Close Brothers Group PLC	6,303,680
661,892	IG Group Holdings PLC	5,196,773
Shares	Description	Value

	United Kingdom (Continued)
2,682,502	Legal & General Group PLC	$7,282,292
120,919	Rio Tinto PLC	7,633,418
285,908	SSE PLC	5,616,299
5,990,158	Taylor Wimpey PLC	8,573,030
		40,605,492
	Total Common Stocks	176,436,626
	(Cost $190,877,238)
MONEY MARKET FUNDS — 0.3%
506,130	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.20% (d)	506,130
	(Cost $506,130)

	Total Investments — 98.6%	176,942,756
	(Cost $191,383,368)
	Net Other Assets and Liabilities — 1.4%	2,573,926
	Net Assets — 100.0%	$179,516,682

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Rate shown reflects yield as of September 30, 2023.

Currency Exposure Diversification	% of Total Investments
Euro	51.1%
British Pound Sterling	27.8
Norwegian Krone	8.5
Swiss Franc	5.0
Danish Krone	4.6
Swedish Krona	2.7
United States Dollar	0.3
Total	100.0%
See Notes to Financial Statements

First Trust STOXX® European Select Dividend Index Fund (FDD)
Portfolio of Investments (Continued)
September 30, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 176,436,626	$ 176,436,626	$ —	$ —
Money Market Funds	506,130	506,130	—	—
Total Investments	$176,942,756	$176,942,756	$—	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.2%
	Belgium — 0.8%
6,956	Warehouses De Pauw C.V.A.	$172,383
	Cayman Islands — 1.5%
215,166	ESR Group Ltd. (b) (c)	302,240
	Japan — 8.4%
191	Daiwa House REIT Investment Corp.	337,164
631	GLP J-REIT	564,539
64	Mitsui Fudosan Logistics Park, Inc.	201,713
338	Nippon Prologis REIT, Inc.	631,488
		1,734,904
	Singapore — 5.9%
334,764	Frasers Logistics & Commercial Trust (c)	262,032
189,194	Keppel DC REIT	287,874
546,777	Mapletree Logistics Trust	671,971
		1,221,877
	United Kingdom — 4.8%
86,027	Segro PLC	755,098
136,861	Tritax Big Box REIT PLC	233,445
		988,543
	United States — 77.8%
7,727	American Tower Corp.	1,270,705
31,661	Americold Realty Trust, Inc.	962,811
13,184	Crown Castle, Inc.	1,213,324
12,859	Digital Realty Trust, Inc.	1,556,196
56,017	DigitalBridge Group, Inc.	984,779
5,544	EastGroup Properties, Inc.	923,242
1,898	Equinix, Inc.	1,378,442
18,716	First Industrial Realty Trust, Inc.	890,694
91,510	LXP Industrial Trust	814,439
11,982	Prologis, Inc.	1,344,500
20,038	Rexford Industrial Realty, Inc.	988,875
6,238	SBA Communications Corp.	1,248,661
30,190	STAG Industrial, Inc.	1,041,857
17,133	Terreno Realty Corp.	973,154
95,891	Uniti Group, Inc.	452,606
		16,044,285
	Total Common Stocks	20,464,232
	(Cost $20,699,014)
Shares	Description	Value
MONEY MARKET FUNDS — 0.4%
85,965	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.20% (d)	$85,965
	(Cost $85,965)

	Total Investments — 99.6%	20,550,197
	(Cost $20,784,979)
	Net Other Assets and Liabilities — 0.4%	81,436
	Net Assets — 100.0%	$20,631,633

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Rate shown reflects yield as of September 30, 2023.

Currency Exposure Diversification	% of Total Investments
United States Dollar	78.5%
Japanese Yen	8.4
Singapore Dollar	6.0
British Pound Sterling	4.8
Hong Kong Dollar	1.5
Euro	0.8
Total	100.0%
See Notes to Financial Statements

First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)
Portfolio of Investments (Continued)
September 30, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 20,464,232	$ 20,464,232	$ —	$ —
Money Market Funds	85,965	85,965	—	—
Total Investments	$20,550,197	$20,550,197	$—	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.1%
	Australia — 4.6%
608,418	Fortescue Metals Group Ltd.	$8,183,540
3,066,381	Harvey Norman Holdings Ltd.	7,629,824
283,531	JB Hi-Fi Ltd.	8,279,901
674,509	Super Retail Group Ltd.	5,199,773
		29,293,038
	Belgium — 1.0%
148,592	Ageas S.A./N.V.	6,131,570
	Bermuda — 1.5%
1,090,131	CK Infrastructure Holdings Ltd.	5,157,657
139,589	Lazard Ltd., Class A	4,328,655
		9,486,312
	Canada — 12.9%
119,478	Bank of Nova Scotia (The)	5,355,288
142,173	BCE, Inc.	5,427,329
1,459,362	Birchcliff Energy Ltd.	8,316,188
119,308	Canadian Imperial Bank of Commerce	4,605,425
190,816	Canadian Utilities Ltd., Class A	4,031,967
205,182	Great-West Lifeco, Inc.	5,870,328
166,257	IGM Financial, Inc.	4,216,863
304,073	Labrador Iron Ore Royalty Corp.	7,197,458
210,417	Laurentian Bank of Canada	4,689,360
268,727	Manulife Financial Corp.	4,910,586
1,222,903	Peyto Exploration & Development Corp.	12,325,818
195,650	Power Corp. of Canada	4,981,098
164,717	TC Energy Corp.	5,664,591
254,618	TELUS Corp.	4,157,870
		81,750,169
	Cayman Islands — 0.8%
914,770	CK Hutchison Holdings Ltd.	4,894,536
	Denmark — 1.5%
5,306	AP Moller - Maersk A/S, Class A	9,424,432
	Finland — 1.9%
504,854	Fortum Oyj	5,868,658
759,192	Metsa Board Oyj, Class B	6,104,197
		11,972,855
	France — 2.4%
597,630	ALD S.A. (b) (c)	4,634,579
370,867	Nexity S.A.	5,477,625
75,217	TotalEnergies SE	4,955,089
		15,067,293
	Germany — 5.6%
21,307	Allianz SE	5,084,305
134,136	BASF SE	6,090,967
274,120	Freenet AG	6,428,061
Shares	Description	Value

	Germany (Continued)
63,684	Hapag-Lloyd AG (b) (c)	$11,594,211
87,985	Mercedes-Benz Group AG	6,129,230
		35,326,774
	Hong Kong — 3.6%
1,791,405	Henderson Land Development Co., Ltd.	4,723,886
1,919,274	Hysan Development Co., Ltd.	3,720,440
3,170,185	New World Development Co., Ltd.	6,169,573
18,606,424	PCCW Ltd.	8,482,360
		23,096,259
	Israel — 1.3%
1,525,484	ICL Group Ltd.	8,426,696
	Italy — 5.0%
4,345,665	A2A S.p.A.	7,746,251
1,217,997	Anima Holding S.p.A. (b) (c)	5,112,278
239,569	Azimut Holding S.p.A.	5,237,920
483,987	Eni S.p.A.	7,806,424
544,777	Poste Italiane S.p.A. (b) (c)	5,741,224
		31,644,097
	Japan — 9.4%
295,854	Aozora Bank Ltd.	6,048,139
426,500	Haseko Corp.	5,442,556
325,570	Japan Tobacco, Inc.	7,494,384
587,100	Mitsui OSK Lines Ltd.	16,146,821
132,900	MS&AD Insurance Group Holdings, Inc.	4,886,814
539,500	Nippon Yusen KK	14,029,022
266,700	Sumitomo Corp.	5,325,434
		59,373,170
	Jersey — 1.6%
4,979,296	Centamin PLC	5,075,893
205,789	Janus Henderson Group PLC	5,313,472
		10,389,365
	Luxembourg — 0.6%
133,606	APERAM S.A.	3,898,637
	Mauritius — 1.0%
31,912,800	Golden Agri-Resources Ltd.	6,186,461
	Netherlands — 3.5%
132,314	ASR Nederland N.V.	4,968,857
51,503	LyondellBasell Industries N.V., Class A	4,877,334
175,356	NN Group N.V.	5,643,428
508,507	SBM Offshore N.V.	6,682,605
		22,172,224
	New Zealand — 0.9%
2,036,997	Spark New Zealand Ltd.	5,872,419
See Notes to Financial Statements

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Norway — 2.4%
973,777	Norsk Hydro ASA	$6,117,599
234,334	Yara International ASA	8,879,001
		14,996,600
	South Korea — 13.1%
1,833,789	BNK Financial Group, Inc.	9,308,918
104,515	DB Insurance Co., Ltd.	6,924,293
1,361,733	DGB Financial Group, Inc.	7,941,929
218,417	Hana Financial Group, Inc.	6,871,055
102,916	Hyundai Motor Co. (Preference Shares)	8,076,778
1,188,480	Industrial Bank of Korea	9,873,174
146,333	KB Financial Group, Inc.	5,996,899
84,397	KT&G Corp.	5,397,555
39,541	Samsung Fire & Marine Insurance Co., Ltd.	7,633,341
206,450	Samsung Securities Co., Ltd.	5,622,527
1,023,712	Woori Financial Group, Inc.	9,300,955
		82,947,424
	Spain — 7.5%
224,488	ACS Actividades de Construccion y Servicios S.A.	8,086,172
243,212	Cia de Distribucion Integral Logista Holdings S.A.	6,222,689
548,314	Enagas S.A.	9,089,775
3,251,717	Mapfre S.A.	6,635,105
162,293	Naturgy Energy Group S.A.	4,420,011
373,079	Redeia Corp., S.A.	5,875,151
1,817,306	Telefonica S.A.	7,431,770
		47,760,673
	Sweden — 1.2%
5,397,863	Samhallsbyggnadsbolaget i Norden AB	1,975,247
2,800,586	Telia Co., AB	5,785,450
		7,760,697
	Switzerland — 2.4%
32,852	Helvetia Holding AG	4,608,288
56,853	Swiss Re AG	5,858,278
11,016	Zurich Insurance Group AG	5,055,795
		15,522,361
	United Kingdom — 5.3%
2,302,482	abrdn PLC	4,375,447
1,995,389	Ashmore Group PLC	4,572,158
191,600	British American Tobacco PLC	6,024,319
2,301,554	Legal & General Group PLC	6,248,118
1,013,210	Phoenix Group Holdings PLC	5,961,077
98,408	Rio Tinto PLC	6,212,335
		33,393,454
	United States — 8.1%
168,613	Altria Group, Inc.	7,090,177
Shares	Description	Value

	United States (Continued)
307,350	AT&T, Inc.	$4,616,397
256,941	Kohl’s Corp.	5,385,483
424,429	Northwest Bancshares, Inc.	4,341,909
51,432	Prudential Financial, Inc.	4,880,382
473,238	Sitio Royalties Corp., Class A	11,457,092
119,508	Universal Corp.	5,641,973
599,458	Western Union (The) Co.	7,900,856
		51,314,269
	Total Common Stocks	628,101,785
	(Cost $699,398,873)
MONEY MARKET FUNDS — 0.0%
208,085	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.20% (d)	208,085
	(Cost $208,085)

	Total Investments — 99.1%	628,309,870
	(Cost $699,606,958)
	Net Other Assets and Liabilities — 0.9%	5,742,442
	Net Assets — 100.0%	$634,052,312

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Rate shown reflects yield as of September 30, 2023.

See Notes to Financial Statements

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Portfolio of Investments (Continued)
September 30, 2023
Currency Exposure Diversification	% of Total Investments
Euro	26.9%
South Korean Won	13.2
Canadian Dollar	13.0
United States Dollar	10.5
Japanese Yen	9.5
British Pound Sterling	6.1
Hong Kong Dollar	5.3
Australian Dollar	4.7
Swiss Franc	2.5
Norwegian Krone	2.4
Danish Krone	1.5
Israeli Shekel	1.3
Swedish Krona	1.2
Singapore Dollar	1.0
New Zealand Dollar	0.9
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 628,101,785	$ 628,101,785	$ —	$ —
Money Market Funds	208,085	208,085	—	—
Total Investments	$628,309,870	$628,309,870	$—	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Global Wind Energy ETF (FAN)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.7%
	Bermuda — 0.8%
21,014,920	Concord New Energy Group Ltd.	$1,744,322
	Brazil — 0.8%
1,353,749	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia S.A. (b)	223,535
704,458	Omega Energia S.A. (b)	1,376,248
		1,599,783
	Canada — 12.5%
315,769	Boralex, Inc., Class A	6,783,832
577,210	Innergex Renewable Energy, Inc. (c)	4,321,903
893,924	Northland Power, Inc.	14,558,144
		25,663,879
	Cayman Islands — 0.2%
1,560,005	China High Speed Transmission Equipment Group Co., Ltd. (b)	448,223
	China — 6.9%
8,218,790	China Datang Corp. Renewable Power Co., Ltd., Class H	1,952,119
11,796,104	China Longyuan Power Group Corp., Ltd., Class H	10,273,266
1,929,966	China Suntien Green Energy Corp., Ltd., Class H	667,889
2,596,861	Goldwind Science & Technology Co., Ltd.	1,309,880
		14,203,154
	Denmark — 16.2%
488,769	Cadeler A/S (b) (c)	1,664,163
275,729	Orsted A/S (d) (e)	15,051,951
767,455	Vestas Wind Systems A/S (b)	16,488,242
		33,204,356
	France — 3.3%
274,857	Engie S.A.	4,222,310
87,551	Neoen S.A. (d) (e)	2,556,599
		6,778,909
	Germany — 8.1%
21,747	Energiekontor AG	1,770,385
384,147	Nordex SE (b)	4,729,494
119,034	PNE AG	1,653,652
107,585	RWE AG	3,998,111
55,225	SGL Carbon SE (b) (c)	385,644
311,146	Siemens Energy AG (b)	4,072,514
		16,609,800
	Greece — 1.4%
187,802	Terna Energy S.A.	2,908,811
	Italy — 6.4%
659,369	Enel S.p.A.	4,057,226
Shares	Description	Value

	Italy (Continued)
195,910	ERG S.p.A.	$4,730,755
108,299	Prysmian S.p.A.	4,368,142
		13,156,123
	Japan — 4.1%
66,700	Hitachi Ltd.	4,139,739
822,610	Toray Industries, Inc.	4,282,592
		8,422,331
	Marshall Islands — 0.5%
96,960	Eneti, Inc.	977,357
	Norway — 0.2%
805,009	Aker Horizons ASA (b) (c)	345,434
	Portugal — 2.0%
973,044	EDP - Energias de Portugal S.A.	4,049,163
	South Korea — 1.3%
51,072	CS Bearing Co., Ltd. (b)	430,709
44,705	CS Wind Corp.	1,805,560
32,243	Dongkuk Structures & Construction Co., Ltd. (b)	69,294
392,708	Unison Co., Ltd. (b)	396,375
		2,701,938
	Spain — 11.5%
27,857	Acciona S.A.	3,554,834
968,381	EDP Renovaveis S.A.	15,884,581
373,414	Iberdrola S.A.	4,182,821
		23,622,236
	Sweden — 3.6%
676,932	Orron Energy AB (b)	452,917
520,004	OX2 AB (b) (c)	2,474,952
273,636	SKF AB, Class B	4,562,040
		7,489,909
	Switzerland — 2.3%
22,046	BKW AG	3,889,692
9,096	Gurit Holding AG (b)	923,164
		4,812,856
	Taiwan — 1.7%
631,342	Century Iron & Steel Industrial Co., Ltd.	3,539,998
	United Kingdom — 0.9%
323,970	ReNew Energy Global PLC, Class A (b) (c)	1,759,157
	United States — 15.0%
88,538	Alliant Energy Corp.	4,289,666
34,177	American Superconductor Corp. (b)	258,036
47,323	Arcosa, Inc.	3,402,524
87,394	Clearway Energy, Inc., Class C	1,849,257
38,808	General Electric Co.	4,290,225
60,630	Hexcel Corp.	3,949,438
66,496	NextEra Energy, Inc.	3,809,556
See Notes to Financial Statements

First Trust Global Wind Energy ETF (FAN)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United States (Continued)
30,866	Owens Corning	$4,210,431
58,125	Timken (The) Co.	4,271,606
138,388	TPI Composites, Inc. (b)	366,728
		30,697,467
	Total Common Stocks	204,735,206
	(Cost $274,793,967)
MONEY MARKET FUNDS — 0.0%
87,620	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.20% (f)	87,620
	(Cost $87,620)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 2.4%
$2,484,375	Bank of America Corp., 5.29% (f), dated 09/29/23, due 10/02/23, with a maturity value of $2,485,835. Collateralized by U.S. Treasury Securities, interest rates of 1.38% to 4.00%, due 11/15/40 to 02/15/53. The value of the collateral including accrued interest is $2,534,063. (g)	2,484,375
2,386,949	JPMorgan Chase & Co., 5.30% (f), dated 09/29/23, due 10/02/23, with a maturity value of $2,388,355. Collateralized by U.S. Treasury Securities, interest rates of 1.25% to 4.38%, due 05/15/24 to 08/15/28. The value of the collateral including accrued interest is $2,434,688. (g)	2,386,949
	Total Repurchase Agreements	4,871,324
	(Cost $4,871,324)

	Total Investments — 102.1%	209,694,150
	(Cost $279,752,911)
	Net Other Assets and Liabilities — (2.1)%	(4,406,122)
	Net Assets — 100.0%	$205,288,028

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $4,632,655 and the total value of the collateral held by the Fund is $4,871,324.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Rate shown reflects yield as of September 30, 2023.
(g)	This security serves as collateral for securities on loan.

Currency Exposure Diversification	% of Total Investments
Euro	32.0%
United States Dollar	18.3
Danish Krone	15.0
Canadian Dollar	12.2
Hong Kong Dollar	7.8
Japanese Yen	4.0
Swedish Krona	3.6
Swiss Franc	2.3
New Taiwan Dollar	1.7
South Korean Won	1.3
Norwegian Krone	1.0
Brazilian Real	0.8
Total	100.0%
See Notes to Financial Statements

First Trust Global Wind Energy ETF (FAN)
Portfolio of Investments (Continued)
September 30, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 204,735,206	$ 204,735,206	$ —	$ —
Money Market Funds	87,620	87,620	—	—
Repurchase Agreements	4,871,324	—	4,871,324	—
Total Investments	$209,694,150	$204,822,826	$4,871,324	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$4,632,655
Non-cash Collateral(2)	(4,632,655)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$4,871,324
Non-cash Collateral(4)	(4,871,324)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Building Products — 9.2%
663	Allegion PLC	$69,085
582	Builders FirstSource, Inc. (b)	72,453
303	Carlisle Cos., Inc.	78,556
1,533	Carrier Global Corp.	84,622
1,184	Johnson Controls International PLC	63,001
241	Lennox International, Inc.	90,240
1,356	Masco Corp.	72,478
610	Owens Corning	83,210
417	Trane Technologies PLC	84,613
		698,258
	Construction & Engineering — 2.9%
930	AECOM	77,227
411	Quanta Services, Inc.	76,886
1,680	WillScot Mobile Mini Holdings Corp. (b)	69,871
		223,984
	Construction Materials — 1.9%
179	Martin Marietta Materials, Inc.	73,476
365	Vulcan Materials Co.	73,737
		147,213
	Electric Utilities — 14.4%
1,501	Alliant Energy Corp.	72,723
933	American Electric Power Co., Inc.	70,180
855	Constellation Energy Corp.	93,263
873	Duke Energy Corp.	77,051
1,148	Edison International	72,657
823	Entergy Corp.	76,128
1,346	Evergy, Inc.	68,242
1,115	Eversource Energy	64,837
1,931	Exelon Corp.	72,973
2,044	FirstEnergy Corp.	69,864
1,105	NextEra Energy, Inc.	63,305
4,515	PG&E Corp. (b)	72,827
3,034	PPL Corp.	71,481
1,140	Southern (The) Co.	73,781
1,266	Xcel Energy, Inc.	72,441
		1,091,753
	Electrical Equipment — 7.7%
515	AMETEK, Inc.	76,096
399	Eaton Corp. PLC	85,099
882	Emerson Electric Co.	85,175
245	Hubbell, Inc.	76,785
533	Regal Rexnord Corp.	76,155
Shares	Description	Value

	Electrical Equipment (Continued)
238	Rockwell Automation, Inc.	$68,037
3,073	Vertiv Holdings Co.	114,316
		581,663
	Energy Equipment & Services — 3.3%
2,349	Baker Hughes Co.	82,966
2,158	Halliburton Co.	87,399
1,419	Schlumberger N.V.	82,728
		253,093
	Gas Utilities — 0.9%
677	Atmos Energy Corp.	71,715
	Ground Transportation — 2.9%
2,416	CSX Corp.	74,292
349	Norfolk Southern Corp.	68,728
387	Union Pacific Corp.	78,805
		221,825
	Independent Power and Renewable Electricity Producers — 2.1%
3,731	AES (The) Corp.	56,711
3,050	Vistra Corp.	101,199
		157,910
	Industrial Conglomerates — 3.0%
792	3M Co.	74,147
732	General Electric Co.	80,922
390	Honeywell International, Inc.	72,049
		227,118
	IT Services — 8.2%
876	Akamai Technologies, Inc. (b)	93,329
1,205	Cloudflare, Inc., Class A (b)	75,963
1,054	GoDaddy, Inc., Class A (b)	78,502
200	MongoDB, Inc. (b)	69,172
1,108	Okta, Inc. (b)	90,313
442	Snowflake, Inc., Class A (b)	67,525
1,172	Twilio, Inc., Class A (b)	68,597
376	VeriSign, Inc. (b)	76,151
		619,552
	Machinery — 17.9%
318	Caterpillar, Inc.	86,814
320	Cummins, Inc.	73,107
543	Dover Corp.	75,754
1,088	Fortive Corp.	80,686
941	Graco, Inc.	68,580
383	IDEX Corp.	79,672
327	Illinois Tool Works, Inc.	75,311
1,222	Ingersoll Rand, Inc.	77,866
408	Lincoln Electric Holdings, Inc.	74,170
See Notes to Financial Statements

First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Machinery (Continued)
329	Nordson Corp.	$73,423
915	Otis Worldwide Corp.	73,484
950	PACCAR, Inc.	80,769
204	Parker-Hannifin Corp.	79,462
1,220	Pentair PLC	78,995
280	Snap-on, Inc.	71,417
842	Stanley Black & Decker, Inc.	70,374
725	Westinghouse Air Brake Technologies Corp.	77,046
735	Xylem, Inc.	66,907
		1,363,837
	Metals & Mining — 4.0%
1,936	Freeport-McMoRan, Inc.	72,194
481	Nucor Corp.	75,204
288	Reliance Steel & Aluminum Co.	75,522
755	Steel Dynamics, Inc.	80,951
		303,871
	Multi-Utilities — 9.5%
955	Ameren Corp.	71,463
2,677	CenterPoint Energy, Inc.	71,877
1,339	CMS Energy Corp.	71,114
869	Consolidated Edison, Inc.	74,326
1,536	Dominion Energy, Inc.	68,613
718	DTE Energy Co.	71,283
2,893	NiSource, Inc.	71,399
1,272	Public Service Enterprise Group, Inc.	72,390
1,090	Sempra	74,153
890	WEC Energy Group, Inc.	71,689
		718,307
	Oil, Gas & Consumable Fuels — 5.4%
518	Cheniere Energy, Inc.	85,967
4,628	Kinder Morgan, Inc.	76,732
1,247	ONEOK, Inc.	79,097
1,024	Targa Resources Corp.	87,778
2,378	Williams (The) Cos., Inc.	80,115
		409,689
	Specialized REITs — 4.7%
414	American Tower Corp.	68,082
706	Crown Castle, Inc.	64,973
689	Digital Realty Trust, Inc.	83,383
102	Equinix, Inc.	74,079
334	SBA Communications Corp.	66,857
		357,374
Shares	Description	Value

	Water Utilities — 1.8%
560	American Water Works Co., Inc.	$69,345
1,966	Essential Utilities, Inc.	67,493
		136,838
	Total Common Stocks	7,584,000
	(Cost $7,384,601)
WARRANTS (a) — 0.0%
	Construction & Engineering — 0.0%
298	Webuild S.p.A., expiring 8/31/30 (EUR) (b) (c) (d)	3
	(Cost $0)

	Total Investments — 99.8%	7,584,003
	(Cost $7,384,601)
	Net Other Assets and Liabilities — 0.2%	18,522
	Net Assets — 100.0%	$7,602,525

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $3 or 0.0% of net assets.

Abbreviations throughout the Portfolio of Investments:
EUR	– Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 7,584,000	$ 7,584,000	$ —	$ —
Warrants*	3	—	3	—
Total Investments	$7,584,003	$7,584,000	$3	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.7%
	Austria — 0.1%
11,159	Verbund AG	$909,025
	Belgium — 0.8%
82,767	Elia Group S.A./N.V.	8,107,377
	Brazil — 3.6%
659,771	Alupar Investimento S.A.	3,774,958
4,821	Centrais Eletricas Brasileiras S.A., ADR	35,241
425,323	Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	1,979,998
599,951	Cia Paranaense de Energia	5,297,038
663,302	Energisa S.A.	6,169,116
2,102,573	Equatorial Energia S.A.	13,410,488
745,805	Transmissora Alianca de Energia Eletrica S.A.	5,127,775
196,536	WEG S.A.	1,418,142
		37,212,756
	Canada — 2.0%
45,556	Fortis, Inc.	1,730,340
17,980	Hammond Power Solutions	675,913
687,378	Hydro One Ltd. (b) (c)	17,500,115
4,711	Stella-Jones, Inc.	226,558
		20,132,926
	China — 0.3%
93,697	BYD Co., Ltd., Class H	2,895,520
	Denmark — 0.6%
116,298	NKT A/S (d)	6,083,247
	France — 9.8%
173,326	Engie S.A.	2,662,607
60,622	Nexans S.A.	4,938,336
505,709	Schneider Electric SE	83,931,066
292,170	SPIE S.A.	8,500,839
		100,032,848
	Germany — 1.8%
190,464	E.ON SE	2,255,322
113,737	Infineon Technologies AG	3,770,390
65,179	Siemens AG	9,348,399
41,317	SMA Solar Technology AG (d)	2,684,284
		18,058,395
	Ireland — 16.6%
377,827	Eaton Corp. PLC	80,582,943
1,329,867	Johnson Controls International PLC	70,762,223
330,174	nVent Electric PLC	17,495,920
		168,841,086
	Italy — 4.9%
675,987	Enel S.p.A.	4,159,480
Shares	Description	Value

	Italy (Continued)
556,565	Prysmian S.p.A.	$22,448,544
3,045,999	Terna - Rete Elettrica Nazionale	22,954,888
		49,562,912
	Japan — 1.4%
2,400	Daihen Corp.	81,263
7,035	GS Yuasa Corp.	125,363
87,824	Hitachi Ltd.	5,450,800
85,799	Meidensha Corp.	1,290,085
25,125	NGK Insulators Ltd.	333,229
94,900	Osaki Electric	431,191
229,870	Panasonic Holdings Corp.	2,587,268
152,200	Renesas Electronics Corp. (d)	2,327,711
74,400	Sumitomo Electric Industries Ltd.	896,892
22,900	Takaoka Toko Co., Ltd.	321,955
		13,845,757
	Jersey — 4.1%
428,980	Aptiv PLC (d)	42,293,138
	Netherlands — 0.6%
42,378	Alfen N.V. (b) (c) (d) (e)	1,798,887
19,797	NXP Semiconductors N.V.	3,957,816
7,269	STMicroelectronics N.V.	313,730
		6,070,433
	Portugal — 0.3%
215,505	EDP - Energias de Portugal S.A.	896,789
765,532	REN - Redes Energeticas Nacionais SGPS S.A.	1,958,648
		2,855,437
	South Korea — 4.0%
341	Hyosung Heavy Industries Corp. (d)	42,960
38,239	Hyundai Electric & Energy System Co., Ltd.	1,887,296
34,518	Iljin Electric Co., Ltd.	332,288
25,979	LS Electric Co., Ltd.	1,798,161
93,685	Samsung SDI Co., Ltd.	35,546,702
161,649	Taihan Electric Wire Co., Ltd. (d)	1,453,092
		41,060,499
	Spain — 1.9%
511,437	Iberdrola S.A.	5,728,895
878,537	Redeia Corp., S.A.	13,834,972
		19,563,867
	Switzerland — 8.3%
2,281,928	ABB Ltd.	81,768,983
46,313	Landis+Gyr Group AG	3,354,511
		85,123,494
	Taiwan — 1.3%
50,546	Advantech Co., Ltd.	540,214
534,590	Allis Electric Co., Ltd.	857,848
See Notes to Financial Statements

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
40,520	Chung-Hsin Electric & Machinery Manufacturing Corp.	$134,939
423,874	Fortune Electric Co., Ltd.	3,558,491
67,368	Ta Ya Electric Wire & Cable	80,243
170,966	Voltronic Power Technology Corp.	8,394,576
		13,566,311
	United Kingdom — 8.0%
6,704,586	National Grid PLC	80,167,085
89,857	SSE PLC	1,765,126
		81,932,211
	United States — 29.3%
64,393	Advanced Energy Industries, Inc.	6,640,206
48,914	AES (The) Corp.	743,493
65,564	American Superconductor Corp. (d)	495,008
44,333	Analog Devices, Inc.	7,762,265
3,927	Arcosa, Inc.	282,351
76,092	Atkore, Inc. (d)	11,352,166
1,757	AZZ, Inc.	80,084
3,525	Belden, Inc.	340,339
362,542	Cisco Systems, Inc.	19,490,258
2,661	Digi International, Inc. (d)	71,847
53,520	Emerson Electric Co.	5,168,426
3,459	EnerSys	327,464
274,532	Enphase Energy, Inc. (d)	32,985,020
1,883	ESCO Technologies, Inc.	196,661
89,795	Fluence Energy, Inc. (d)	2,064,387
5,829	Generac Holdings, Inc. (d)	635,128
87,656	General Electric Co.	9,690,371
62,179	Honeywell International, Inc.	11,486,948
97,529	Hubbell, Inc.	30,566,564
80,196	International Business Machines Corp.	11,251,499
83,654	Itron, Inc. (d)	5,067,759
2,005	Littelfuse, Inc.	495,877
5,391	MasTec, Inc. (d)	387,990
30,387	MYR Group, Inc. (d)	4,094,952
44,089	NVIDIA Corp.	19,178,274
147,428	Oracle Corp.	15,615,574
6,066	Preformed Line Products Co.	986,210
99,286	QUALCOMM, Inc.	11,026,703
207,367	Quanta Services, Inc.	38,792,145
116,320	SolarEdge Technologies, Inc. (d)	15,064,603
84,315	Tesla, Inc. (d)	21,097,299
79,928	Texas Instruments, Inc.	12,709,351
21,860	Trimble, Inc. (d)	1,177,380
1,810	Valmont Industries, Inc.	434,780
Shares	Description	Value

	United States (Continued)
3,899	WESCO International, Inc.	$560,754
27,666	Willdan Group, Inc. (d)	565,216
		298,885,352
	Total Common Stocks	1,017,032,591
	(Cost $1,020,375,062)
MONEY MARKET FUNDS — 0.0%
253,077	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.19% (f) (g)	253,077
	(Cost $253,077)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.1%
$744,739	BNP Paribas S.A., 5.20% (f), dated 09/29/23, due 10/02/23, with a maturity value of $745,062. Collateralized by U.S. Treasury Securities, interest rates of 4.00% to 5.44%, due 07/31/24 to 02/15/26. The value of the collateral including accrued interest is $759,554. (g)	744,739
	(Cost $744,739)

	Total Investments — 99.8%	1,018,030,407
	(Cost $1,021,372,878)
	Net Other Assets and Liabilities — 0.2%	1,832,386
	Net Assets — 100.0%	$1,019,862,793

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Non-income producing security.
See Notes to Financial Statements

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Portfolio of Investments (Continued)
September 30, 2023
(e)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $940,406 and the total value of the collateral held by the Fund is $997,816.

(f)	Rate shown reflects yield as of September 30, 2023.
(g)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	50.6%
Euro	19.7
Swiss Franc	8.4
British Pound Sterling	8.0
South Korean Won	4.0
Brazilian Real	3.7
Canadian Dollar	2.0
Japanese Yen	1.4
New Taiwan Dollar	1.3
Danish Krone	0.6
Hong Kong Dollar	0.3
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,017,032,591	$ 1,017,032,591	$ —	$ —
Money Market Funds	253,077	253,077	—	—
Repurchase Agreements	744,739	—	744,739	—
Total Investments	$1,018,030,407	$1,017,285,668	$744,739	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$940,406
Non-cash Collateral(2)	(940,406)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$744,739
Non-cash Collateral(4)	(744,739)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 98.6%
	Australia — 17.7%
180,562	Champion Iron Ltd.	$731,382
119,759	GrainCorp Ltd., Class A	543,614
90,473	Mineral Resources Ltd.	3,934,013
484,390	Newcrest Mining Ltd.	7,636,478
622,475	Northern Star Resources Ltd.	4,186,307
446,799	Whitehaven Coal Ltd.	2,042,487
944,850	Woodside Energy Group Ltd.	22,167,370
		41,241,651
	Brazil — 13.6%
102,331	Cia de Saneamento de Minas Gerais Copasa MG	352,399
1,554,187	Petroleo Brasileiro S.A., ADR	23,297,263
51,727	SLC Agricola S.A.	405,353
716,988	Suzano S.A., ADR	7,707,621
		31,762,636
	Canada — 12.4%
224,172	Agnico Eagle Mines Ltd.	10,188,617
100,121	Dundee Precious Metals, Inc.	619,191
259,671	Nutrien Ltd.	16,037,281
29,788	West Fraser Timber Co., Ltd.	2,162,632
		29,007,721
	Chile — 0.5%
580,585	Empresas CMPC S.A.	1,068,919
	China — 8.0%
13,018,534	China Petroleum & Chemical Corp., Class H	7,115,270
1,831,360	China Shenhua Energy Co., Ltd., Class H	5,940,090
585,400	Jiangxi Copper Co., Ltd., Class H	917,987
3,098,883	Zijin Mining Group Co., Ltd., Class H	4,740,755
		18,714,102
	Colombia — 4.4%
884,097	Ecopetrol S.A., ADR (b)	10,237,843
	Germany — 0.5%
16,181	Aurubis AG	1,199,910
	Hong Kong — 0.5%
1,537,837	Guangdong Investment Ltd.	1,174,349
	India — 1.9%
1,232,112	Coal India Ltd.	4,379,985
	Indonesia — 0.6%
7,599,768	Adaro Energy Indonesia Tbk PT	1,401,445
	Ireland — 2.5%
89,111	Pentair PLC	5,769,937
	Japan — 0.3%
16,200	Japan Petroleum Exploration Co., Ltd.	610,319
Shares	Description	Value

	Jersey — 0.3%
630,656	Centamin PLC	$642,891
	Luxembourg — 0.3%
23,213	APERAM S.A.	677,358
	Norway — 2.4%
165,840	Aker BP ASA	4,589,160
392,783	DNO ASA	388,132
212,092	Var Energi ASA	619,027
		5,596,319
	Poland — 0.8%
75,341	KGHM Polska Miedz S.A.	1,930,671
	Portugal — 0.2%
116,173	Navigator (The) Co., S.A.	438,236
	South Africa — 2.3%
484,380	Gold Fields Ltd., ADR	5,260,367
	Sweden — 1.8%
146,240	Boliden AB	4,208,957
	United States — 27.6%
46,617	Alliance Resource Partners, L.P. (c)	1,050,281
17,270	Andersons (The), Inc.	889,578
279,529	Archer-Daniels-Midland Co.	21,082,077
31,012	California Water Service Group	1,467,178
104,111	CF Industries Holdings, Inc.	8,926,477
59,646	Chesapeake Energy Corp.	5,143,274
41,930	Civitas Resources, Inc.	3,390,879
67,210	FMC Corp.	4,501,054
15,660	SJW Group	941,323
46,269	Southern Copper Corp.	3,483,593
151,053	Tyson Foods, Inc., Class A	7,626,666
32,548	UFP Industries, Inc.	3,332,915
14,612	Watts Water Technologies, Inc., Class A	2,525,246
		64,360,541
	Total Common Stocks	229,684,157
	(Cost $246,988,468)
MONEY MARKET FUNDS — 1.0%
2,344,642	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.19% (d) (e)	2,344,642
	(Cost $2,344,642)

See Notes to Financial Statements

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Portfolio of Investments (Continued)
September 30, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 3.0%
$6,899,678	BNP Paribas S.A., 5.20% (d), dated 09/29/23, due 10/02/23, with a maturity value of $6,902,667. Collateralized by U.S. Treasury Securities, interest rates of 4.00% to 5.44%, due 07/31/24 to 02/15/26. The value of the collateral including accrued interest is $7,036,928. (e)	$6,899,678
	(Cost $6,899,678)

	Total Investments — 102.6%	238,928,477
	(Cost $256,232,788)
	Net Other Assets and Liabilities — (2.6)%	(6,089,246)
	Net Assets — 100.0%	$232,839,231

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $9,021,978 and the total value of the collateral held by the Fund is $9,244,320.

(c)	Security is a Master Limited Partnership (“MLP”).
(d)	Rate shown reflects yield as of September 30, 2023.
(e)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	63.7%
Australian Dollar	17.3
Hong Kong Dollar	8.3
Norwegian Krone	2.3
Indian Rupee	1.8
Swedish Krona	1.8
Canadian Dollar	1.2
Euro	1.0
Polish Zloty	0.8
Indonesia Rupiah	0.6
Chilean Peso	0.4
Brazilian Real	0.3
British Pound Sterling	0.3
Japanese Yen	0.2
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 229,684,157	$ 229,684,157	$ —	$ —
Money Market Funds	2,344,642	2,344,642	—	—
Repurchase Agreements	6,899,678	—	6,899,678	—
Total Investments	$238,928,477	$232,028,799	$6,899,678	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

See Notes to Financial Statements

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Portfolio of Investments (Continued)
September 30, 2023
Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$9,021,978
Non-cash Collateral(2)	(9,021,978)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$6,899,678
Non-cash Collateral(4)	(6,899,678)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Indxx Global Agriculture ETF (FTAG)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.9%
	Australia — 1.0%
50,610	Incitec Pivot Ltd.	$102,175
9,928	Nufarm Ltd.	30,320
		132,495
	Belgium — 0.5%
2,242	Tessenderlo Group S.A.	64,711
	Bermuda — 3.3%
3,913	Bunge Ltd.	423,582
	Canada — 4.6%
9,533	Nutrien Ltd.	588,719
	Chile — 1.7%
3,710	Sociedad Quimica y Minera de Chile S.A., ADR	221,376
	Germany — 19.8%
22,722	BASF SE	1,031,781
24,695	Bayer AG	1,186,644
12,147	Evonik Industries AG	222,495
4,989	K+S AG	90,618
		2,531,538
	India — 9.4%
10,830	Chambal Fertilisers and Chemicals Ltd.	36,106
7,652	Coromandel International Ltd.	105,628
4,616	EID Parry India Ltd.	29,014
2,869	Escorts Kubota Ltd.	110,042
4,058	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	29,912
31,763	Mahindra & Mahindra Ltd.	594,495
12,963	Sumitomo Chemical India Ltd.	65,938
6,620	Tata Chemicals Ltd.	82,207
19,504	UPL Ltd.	144,739
		1,198,081
	Israel — 1.5%
33,660	ICL Group Ltd.	185,936
	Japan — 7.0%
30,800	Kubota Corp.	454,251
5,200	Mitsui Chemicals, Inc.	134,906
3,600	Nissan Chemical Corp.	153,188
1,200	Sakata Seed Corp.	34,890
43,200	Sumitomo Chemical Co., Ltd.	117,655
		894,890
	Malaysia — 2.5%
207,801	Petronas Chemicals Group Bhd	318,213
	Mexico — 0.9%
52,328	Orbia Advance Corp. S.A.B. de C.V.	108,725
Shares	Description	Value

	Netherlands — 4.5%
34,662	CNH Industrial N.V.	$419,410
5,500	OCI N.V.	153,455
		572,865
	Qatar — 4.6%
157,157	Industries Qatar QSC	591,929
	Russia — 0.0%
1,918	PhosAgro PJSC (b) (c) (d)	0
	Singapore — 3.6%
166,800	Wilmar International Ltd.	455,131
	Switzerland — 0.8%
267	Bucher Industries AG	102,267
	Turkey — 1.6%
8,690	Gubre Fabrikalari T.A.S. (e)	114,383
2,605	Turk Traktor ve Ziraat Makineleri A.S.	83,695
		198,078
	United Arab Emirates — 1.6%
215,664	Fertiglobe PLC	204,916
	United States — 31.0%
708	AdvanSix, Inc.	22,005
1,945	AGCO Corp.	230,055
312	Alamo Group, Inc.	53,932
5,012	CF Industries Holdings, Inc.	429,729
1,070	Compass Minerals International, Inc.	29,906
17,981	Corteva, Inc.	919,908
275	CVR Partners, L.P. (f)	22,718
3,199	Deere & Co.	1,207,239
3,240	FMC Corp.	216,983
286	Lindsay Corp.	33,656
8,631	Mosaic (The) Co.	307,264
1,459	Scotts Miracle-Gro (The) Co.	75,401
1,170	SiteOne Landscape Supply, Inc. (e)	191,236
2,699	Toro (The) Co.	224,287
		3,964,319

	Total Investments — 99.9%	12,757,771
	(Cost $15,940,191)
	Net Other Assets and Liabilities — 0.1%	11,755
	Net Assets — 100.0%	$12,769,526

See Notes to Financial Statements

First Trust Indxx Global Agriculture ETF (FTAG)
Portfolio of Investments (Continued)
September 30, 2023
(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(e)	Non-income producing security.
(f)	Security is a Master Limited Partnership (“MLP”).

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	39.4%
Euro	21.6
Indian Rupee	9.4
Japanese Yen	7.0
Qatar Riyal	4.6
Canadian Dollar	4.6
Singapore Dollar	3.6
Malaysia Ringgit	2.5
United Arab Emirates Dirham	1.6
Turkish Lira	1.6
Israeli Shekel	1.5
Australian Dollar	1.0
Mexican Peso	0.8
Swiss Franc	0.8
Russian Ruble	0.0‡
Total	100.0%

‡	Investment is valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Russia	$ —**	$ —	$ —	$ —**
Other Country Categories*	12,757,771	12,757,771	—	—
Total Investments	$12,757,771	$12,757,771	$—	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Indxx NextG ETF (NXTG)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Australia — 0.5%
734,246	Telstra Group Ltd.	$1,817,522
	Brazil — 0.5%
239,592	Telefonica Brasil S.A., ADR	2,048,512
	Canada — 1.4%
46,296	BCE, Inc.	1,767,309
48,925	Rogers Communications, Inc., Class B	1,878,475
112,088	TELUS Corp.	1,830,379
		5,476,163
	Cayman Islands — 1.5%
3,599,673	Xiaomi Corp., Class B (b) (c) (d)	5,672,360
	China — 2.4%
43,515,790	China Tower Corp., Ltd., Class H (b) (d)	4,167,674
1,588,722	ZTE Corp., Class H	4,798,048
		8,965,722
	Finland — 2.3%
90,992	Elisa Oyj	4,222,275
1,252,664	Nokia Oyj, ADR	4,684,963
		8,907,238
	France — 0.6%
186,427	Orange S.A.	2,140,506
	Germany — 2.0%
104,750	Deutsche Telekom AG	2,200,320
126,619	Infineon Technologies AG	4,197,430
756,850	Telefonica Deutschland Holding AG	1,356,305
		7,754,055
	Guernsey — 1.2%
53,536	Amdocs Ltd.	4,523,257
	Hong Kong — 1.4%
5,221,497	Lenovo Group Ltd.	5,380,890
	India — 7.7%
210,146	Bharti Airtel Ltd.	2,344,368
366,287	HCL Technologies Ltd.	5,446,584
323,713	Infosys Ltd., ADR	5,538,729
127,521	Tata Consultancy Services Ltd.	5,418,640
385,246	Tech Mahindra Ltd.	5,672,829
1,050,027	Wipro Ltd., ADR	5,082,131
		29,503,281
	Indonesia — 0.5%
7,599,598	Telkom Indonesia Persero Tbk PT	1,843,966
	Italy — 1.9%
397,479	Infrastrutture Wireless Italiane S.p.A. (b) (d)	4,733,944
7,879,451	Telecom Italia S.p.A. (c)	2,466,676
		7,200,620
Shares	Description	Value

	Japan — 10.5%
36,932	Fujitsu Ltd.	$4,349,593
67,148	KDDI Corp.	2,056,587
89,771	Kyocera Corp.	4,557,632
354,565	Mitsubishi Electric Corp.	4,386,983
102,459	NEC Corp.	5,663,904
4,279,650	Nippon Telegraph & Telephone Corp.	5,057,456
288,759	Renesas Electronics Corp. (c)	4,416,212
460,298	SoftBank Corp.	5,206,998
51,876	Sony Group Corp.	4,248,944
		39,944,309
	Malaysia — 0.6%
2,269,355	CelcomDigi Bhd	2,112,152
	Mexico — 0.4%
1,892,109	America Movil S.A.B. de C.V., Series B	1,638,326
	Netherlands — 3.2%
632,323	Koninklijke KPN N.V.	2,085,125
26,662	NXP Semiconductors N.V.	5,330,267
106,521	STMicroelectronics N.V.	4,615,703
		12,031,095
	New Zealand — 0.5%
679,021	Spark New Zealand Ltd.	1,957,536
	Norway — 0.6%
209,703	Telenor ASA	2,381,953
	Philippines — 0.6%
69,420	Globe Telecom, Inc.	2,200,050
	Qatar — 0.6%
724,452	Ooredoo QPSC	2,127,580
	Russia — 0.0%
755,018	Mobile TeleSystems PJSC, ADR (c) (e) (f) (g)	0
	Singapore — 0.5%
1,166,652	Singapore Telecommunications Ltd.	2,065,324
	South Africa — 1.0%
298,264	MTN Group Ltd.	1,777,730
344,893	Vodacom Group Ltd.	1,926,501
		3,704,231
	South Korea — 4.8%
182,482	KT Corp., ADR (h)	2,339,419
51,429	LG Electronics, Inc.	3,845,551
91,905	Samsung Electronics Co., Ltd.	4,658,590
51,633	Samsung SDS Co., Ltd.	5,173,249
56,035	SK Telecom Co., Ltd.	2,159,345
		18,176,154
See Notes to Financial Statements

First Trust Indxx NextG ETF (NXTG)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Spain — 1.0%
52,342	Cellnex Telecom S.A. (b) (d)	$1,824,513
509,644	Telefonica S.A.	2,084,160
		3,908,673
	Sweden — 2.2%
245,008	Tele2 AB, Class B	1,876,544
957,796	Telefonaktiebolaget LM Ericsson, Class B (h)	4,675,212
939,232	Telia Co., AB	1,940,265
		8,492,021
	Switzerland — 0.5%
3,458	Swisscom AG	2,055,873
	Taiwan — 9.1%
428,123	Advantech Co., Ltd.	4,575,593
1,255,122	ASE Technology Holding Co., Ltd.	4,257,551
523,589	Chunghwa Telecom Co., Ltd.	1,881,517
473,084	Delta Electronics, Inc.	4,755,681
830,567	Far EasTone Telecommunications Co., Ltd.	1,870,548
200,198	MediaTek, Inc.	4,558,341
1,485,530	Taiwan Mobile Co., Ltd.	4,353,437
50,011	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,345,956
2,985,484	United Microelectronics Corp.	4,180,353
		34,778,977
	Thailand — 0.6%
341,300	Advanced Info Service PCL	2,137,079
	United Arab Emirates — 0.5%
348,555	Emirates Telecommunications Group Co. PJSC	1,939,659
	United Kingdom — 1.6%
2,702,471	BT Group PLC	3,847,955
2,289,117	Vodafone Group PLC	2,145,558
		5,993,513
	United States — 37.1%
41,290	Advanced Micro Devices, Inc. (c)	4,245,438
26,303	American Tower Corp.	4,325,528
27,511	Analog Devices, Inc.	4,816,901
27,680	Apple, Inc.	4,739,093
30,792	Arista Networks, Inc. (c)	5,663,573
132,395	AT&T, Inc.	1,988,573
6,215	Broadcom, Inc.	5,162,055
117,520	Ciena Corp. (c)	5,553,995
100,606	Cisco Systems, Inc.	5,408,579
43,251	Crown Castle, Inc.	3,980,390
47,824	Digital Realty Trust, Inc.	5,787,660
6,662	Equinix, Inc.	4,838,344
34,203	F5, Inc. (c)	5,511,471
Shares	Description	Value

	United States (Continued)
316,337	Hewlett Packard Enterprise Co.	$5,494,774
157,075	Intel Corp.	5,584,016
37,186	International Business Machines Corp.	5,217,196
166,272	Juniper Networks, Inc.	4,620,699
30,780	Keysight Technologies, Inc. (c)	4,072,502
83,693	Marvell Technology, Inc.	4,530,302
61,896	Microchip Technology, Inc.	4,830,983
76,518	Micron Technology, Inc.	5,205,520
17,901	Motorola Solutions, Inc.	4,873,368
12,979	NVIDIA Corp.	5,645,735
50,466	Qorvo, Inc. (c)	4,817,989
42,958	QUALCOMM, Inc.	4,770,915
21,828	SBA Communications Corp.	4,369,311
47,484	Skyworks Solutions, Inc.	4,681,448
16,326	T-Mobile US, Inc. (c)	2,286,456
60,050	Verizon Communications, Inc.	1,946,220
37,538	VMware, Inc., Class A (c)	6,249,326
		141,218,360
	Total Common Stocks	380,096,957
	(Cost $408,268,476)
MONEY MARKET FUNDS — 0.4%
1,631,948	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.19% (i) (j)	1,631,948
	(Cost $1,631,948)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.3%
$4,802,403	BNP Paribas S.A., 5.20% (i), dated 09/29/23, due 10/02/23, with a maturity value of $4,804,484. Collateralized by U.S. Treasury Securities, interest rates of 4.00% to 5.44%, due 07/31/24 to 02/15/26. The value of the collateral including accrued interest is $4,897,933. (j)	4,802,403
	(Cost $4,802,403)

	Total Investments — 101.5%	386,531,308
	(Cost $414,702,827)
	Net Other Assets and Liabilities — (1.5)%	(5,601,216)
	Net Assets — 100.0%	$380,930,092

See Notes to Financial Statements

First Trust Indxx NextG ETF (NXTG)
Portfolio of Investments (Continued)
September 30, 2023
(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(h)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $6,231,889 and the total value of the collateral held by the Fund is $6,434,351.

(i)	Rate shown reflects yield as of September 30, 2023.
(j)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	47.0%
Japanese Yen	10.3
Euro	8.3
New Taiwan Dollar	7.9
Hong Kong Dollar	5.2
Indian Rupee	4.9
South Korean Won	4.1
Swedish Krona	2.2
British Pound Sterling	1.5
Canadian Dollar	1.4
South African Rand	1.0
Norwegian Krone	0.6
Philippines Peso	0.6
Thai Baht	0.6
Qatar Riyal	0.5
Malaysia Ringgit	0.5
Singapore Dollar	0.5
Swiss Franc	0.5
New Zealand Dollar	0.5
United Arab Emirates Dirham	0.5
Indonesia Rupiah	0.5
Australian Dollar	0.5
Mexican Peso	0.4
Total	100.0%
See Notes to Financial Statements

First Trust Indxx NextG ETF (NXTG)
Portfolio of Investments (Continued)
September 30, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Russia	$ —**	$ —	$ —	$ —**
Thailand	2,137,079	—	2,137,079	—
Other Country Categories*	377,959,878	377,959,878	—	—
Money Market Funds	1,631,948	1,631,948	—	—
Repurchase Agreements	4,802,403	—	4,802,403	—
Total Investments	$386,531,308	$379,591,826	$6,939,482	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$6,231,889
Non-cash Collateral(2)	(6,231,889)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$4,802,403
Non-cash Collateral(4)	(4,802,403)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust S-Network Future Vehicles & Technology ETF (CARZ)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.4%
	Australia — 1.7%
20,043	Allkem Ltd. (b)	$151,547
21,196	IGO Ltd.	172,530
370,518	Nickel Industries Ltd.	178,669
65,878	Pilbara Minerals Ltd.	182,132
		684,878
	Austria — 0.4%
31,419	ams-OSRAM AG (b) (c)	148,145
	Belgium — 0.5%
1,959	Solvay S.A.	217,160
	Canada — 0.9%
11,042	Lithium Americas Corp. (b)	187,825
3,856	Magna International, Inc.	206,720
		394,545
	Cayman Islands — 4.3%
2,745	Ambarella, Inc. (b)	145,567
2,277	Baidu, Inc., ADR (b)	305,915
184,009	Geely Automobile Holdings Ltd.	217,119
30,612	Himax Technologies, Inc., ADR	178,774
6,841	Li Auto, Inc., ADR (b)	243,882
21,479	NIO, Inc., ADR (b) (c)	194,170
16,461	XPeng, Inc., ADR (b) (c)	302,224
103,206	Yadea Group Holdings Ltd. (d) (e)	191,626
		1,779,277
	Chile — 0.4%
2,947	Sociedad Quimica y Minera de Chile S.A., ADR (c)	175,847
	China — 2.0%
7,858	BYD Co., Ltd., Class H	242,836
34,734	Ganfeng Lithium Group Co., Ltd., Class H (d) (e)	142,601
188,859	Great Wall Motor Co., Ltd., Class H	225,253
35,004	Tianqi Lithium Corp., Class H (c)	196,007
		806,697
	France — 1.7%
4,280	Schneider Electric SE	710,339
	Germany — 3.8%
2,913	Bayerische Motoren Werke AG	296,828
2,966	Continental AG	209,346
10,559	Infineon Technologies AG	350,032
6,980	Mercedes-Benz Group AG	486,242
1,537	Wacker Chemie AG	220,431
		1,562,879
	Indonesia — 0.5%
1,023,450	Merdeka Copper Gold Tbk PT (b)	190,717
Shares	Description	Value

	Japan — 7.6%
7,200	Aisin Corp.	$272,216
14,000	Denso Corp.	224,933
33,792	Honda Motor Co., Ltd.	380,341
56,209	Nissan Motor Co., Ltd.	248,359
19,100	Panasonic Holdings Corp.	214,977
11,900	Renesas Electronics Corp. (b)	181,996
12,810	Subaru Corp.	249,103
74,960	Toyota Motor Corp.	1,343,050
		3,114,975
	Jersey — 0.5%
2,285	Aptiv PLC (b)	225,278
	Netherlands — 3.8%
3,688	Alfen N.V. (b) (d) (e)	156,550
1,060	Ferrari N.V.	313,273
2,107	NXP Semiconductors N.V.	421,232
17,647	Stellantis N.V.	339,749
7,396	STMicroelectronics N.V.	319,211
7,107	Yandex N.V., Class A (b) (f) (g) (h)	0
		1,550,015
	South Korea — 8.5%
1,046	Ecopro BM Co., Ltd.	196,115
1,264	Hyundai Mobis Co., Ltd.	225,279
1,447	Hyundai Motor Co.	204,922
3,365	Kia Corp.	202,987
439	LG Chem Ltd.	161,526
5,525	Lotte Energy Materials Corp. (c)	162,958
2,410	LX Semicon Co., Ltd.	148,058
36,858	Samsung Electronics Co., Ltd.	1,868,302
423	Samsung SDI Co., Ltd.	160,498
3,261	SK IE Technology Co., Ltd. (b) (d) (e)	178,831
		3,509,476
	Sweden — 0.7%
13,705	Volvo AB, Class B	282,992
	Switzerland — 0.8%
2,555	TE Connectivity Ltd.	315,619
	Taiwan — 4.1%
19,703	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,712,191
	United Kingdom — 0.3%
49,070	Polestar Automotive Holding UK PLC, Class A, ADR (b) (c)	129,545
	United States — 56.9%
19,636	Adeia, Inc.	209,712
17,944	Advanced Micro Devices, Inc. (b)	1,845,002
956	Albemarle Corp.	162,558
4,485	Allegro MicroSystems, Inc. (b)	143,251
See Notes to Financial Statements

First Trust S-Network Future Vehicles & Technology ETF (CARZ)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United States (Continued)
16,702	Alphabet, Inc., Class A (b)	$2,185,624
4,055	Analog Devices, Inc.	709,990
10,917	Apple, Inc.	1,869,100
70,249	Aurora Innovation, Inc. (b)	165,085
4,923	BorgWarner, Inc.	198,741
8,118	Cerence, Inc. (b)	165,364
26,115	ChargePoint Holdings, Inc. (b) (c)	129,791
2,829	Cirrus Logic, Inc. (b)	209,233
1,130	Cummins, Inc.	258,160
34,702	Fisker, Inc. (b) (c)	222,787
31,846	Ford Motor Co.	395,527
11,264	General Motors Co.	371,374
24,000	indie Semiconductor, Inc., Class A (b)	151,200
33,859	Intel Corp.	1,203,687
1,504	Lear Corp.	201,837
8,141	Livent Corp. (b)	149,876
32,460	Lucid Group, Inc. (b) (c)	181,451
30,571	Luminar Technologies, Inc. (b) (c)	139,098
6,924	Marvell Technology, Inc.	374,796
6,887	MaxLinear, Inc. (b)	153,236
4,337	Microchip Technology, Inc.	338,503
8,842	Micron Technology, Inc.	601,521
6,070	Microsoft Corp.	1,916,602
5,352	Mobileye Global, Inc., Class A (b)	222,376
104,107	Nikola Corp. (b) (c)	163,448
4,524	NVIDIA Corp.	1,967,895
3,486	ON Semiconductor Corp. (b)	324,024
4,169	PACCAR, Inc.	354,448
18,699	Plug Power, Inc. (b) (c)	142,112
2,163	Qorvo, Inc. (b)	206,502
9,037	QUALCOMM, Inc.	1,003,649
3,562	Rambus, Inc. (b)	198,724
9,056	Rivian Automotive, Inc., Class A (b)	219,880
1,399	Silicon Laboratories, Inc. (b)	162,130
1,767	SiTime Corp. (b)	201,880
2,023	Skyworks Solutions, Inc.	199,448
2,449	Synaptics, Inc. (b)	219,038
7,485	Tesla, Inc. (b)	1,872,897
7,361	Texas Instruments, Inc.	1,170,473
3,436	Wolfspeed, Inc. (b)	130,912
		23,412,942
	Total Common Stocks	40,923,517
	(Cost $44,585,999)
Shares	Description	Value
MONEY MARKET FUNDS — 1.3%
545,162	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.19% (i) (j)	$545,162
	(Cost $545,162)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 3.9%
$1,604,271	BNP Paribas S.A., 5.20% (i), dated 09/29/23, due 10/02/23, with a maturity value of $1,604,966. Collateralized by U.S. Treasury Securities, interest rates of 4.00% to 5.44%, due 07/31/24 to 02/15/26. The value of the collateral including accrued interest is $1,636,184. (j)	1,604,271
	(Cost $1,604,271)

	Total Investments — 104.6%	43,072,950
	(Cost $46,735,432)
	Net Other Assets and Liabilities — (4.6)%	(1,900,724)
	Net Assets — 100.0%	$41,172,226

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $2,077,389 and the total value of the collateral held by the Fund is $2,149,433.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
See Notes to Financial Statements

First Trust S-Network Future Vehicles & Technology ETF (CARZ)
Portfolio of Investments (Continued)
September 30, 2023
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(g)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(h)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of September 30, 2023.
(j)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	71.8%
South Korean Won	8.2
Japanese Yen	7.2
Euro	6.9
Hong Kong Dollar	2.8
Australian Dollar	1.6
Swedish Krona	0.7
Indonesia Rupiah	0.4
Swiss Franc	0.4
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Netherlands	$ 1,550,015	$ 1,550,015	$ —	$ —**
Other Country Categories*	39,373,502	39,373,502	—	—
Money Market Funds	545,162	545,162	—	—
Repurchase Agreements	1,604,271	—	1,604,271	—
Total Investments	$43,072,950	$41,468,679	$1,604,271	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$2,077,389
Non-cash Collateral(2)	(2,077,389)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$1,604,271
Non-cash Collateral(4)	(1,604,271)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Cloud Computing ETF (SKYY)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.9%
	Canada — 2.2%
432,776	Open Text Corp.	$15,190,438
786,144	Shopify, Inc., Class A (b)	42,899,878
		58,090,316
	Germany — 1.2%
249,460	SAP SE, ADR (c)	32,260,167
	Israel — 1.2%
352,813	Wix.com Ltd. (b)	32,388,233
	Netherlands — 0.9%
281,570	Elastic N.V. (b)	22,874,747
	United States — 94.4%
93,451	Adobe, Inc. (b)	47,650,665
663,191	Akamai Technologies, Inc. (b)	70,656,369
767,732	Alphabet, Inc., Class A (b)	100,465,410
757,491	Amazon.com, Inc. (b)	96,292,256
90,383	Appfolio, Inc., Class A (b)	16,506,647
715,545	Appian Corp., Class A (b)	32,636,007
1,209,413	AppLovin Corp., Class A (b)	48,328,143
535,481	Arista Networks, Inc. (b)	98,491,020
810,779	Asana, Inc., Class A (b)	14,845,363
256,150	Atlassian Corp., Class A (b)	51,616,787
228,930	Blackbaud, Inc. (b)	16,098,358
290,105	BlackLine, Inc. (b)	16,092,124
657,991	Box, Inc., Class A (b)	15,929,962
1,215,243	Cisco Systems, Inc.	65,331,464
1,071,724	Cloudflare, Inc., Class A (b)	67,561,481
1,579,658	Confluent, Inc., Class A (b)	46,773,673
106,876	Crowdstrike Holdings, Inc., Class A (b)	17,888,905
180,594	Datadog, Inc., Class A (b)	16,450,307
929,427	Dell Technologies, Inc., Class C	64,037,520
1,495,065	DigitalOcean Holdings, Inc. (b)	35,926,412
346,393	DocuSign, Inc. (b)	14,548,506
761,081	Domo, Inc., Class B (b)	7,466,205
626,970	Dropbox, Inc., Class A (b)	17,072,393
1,719,997	Eventbrite, Inc., Class A (b)	16,959,170
702,278	Everbridge, Inc. (b)	15,745,073
2,197,178	Fastly, Inc., Class A (b)	42,119,902
1,103,459	Gitlab, Inc., Class A (b)	49,898,416
1,792,549	HashiCorp, Inc., Class A (b)	40,923,894
3,076,561	Hewlett Packard Enterprise Co.	53,439,865
95,645	HubSpot, Inc. (b)	47,105,163
711,987	International Business Machines Corp.	99,891,776
32,159	Intuit, Inc.	16,431,319
22,358,531	Lumen Technologies, Inc. (b)	31,749,114
318,955	Microsoft Corp.	100,710,041
228,475	MongoDB, Inc. (b)	79,020,364
681,495	NetApp, Inc.	51,711,841
3,361,463	Nutanix, Inc., Class A (b)	117,247,829
Shares	Description	Value

	United States (Continued)
868,356	Oracle Corp.	$91,976,268
71,612	Palo Alto Networks, Inc. (b)	16,788,717
59,093	Paycom Software, Inc.	15,321,042
86,898	Paylocity Holding Corp. (b)	15,789,367
2,857,109	Pure Storage, Inc., Class A (b)	101,770,223
506,356	Q2 Holdings, Inc. (b)	16,340,108
111,938	Qualys, Inc. (b)	17,076,142
1,512,723	RingCentral, Inc., Class A (b)	44,821,983
236,025	Salesforce, Inc. (b)	47,861,150
88,773	ServiceNow, Inc. (b)	49,620,556
417,532	Smartsheet, Inc., Class A (b)	16,893,345
111,087	Snowflake, Inc., Class A (b)	16,970,761
431,067	Splunk, Inc. (b)	63,043,549
325,431	Sprout Social, Inc., Class A (b)	16,232,498
577,898	Squarespace, Inc., Class A (b)	16,741,705
785,905	Toast, Inc., Class A (b)	14,720,001
217,716	Trade Desk (The), Inc., Class A (b)	17,014,505
820,450	Twilio, Inc., Class A (b)	48,020,939
83,485	Veeva Systems, Inc., Class A (b)	16,985,023
71,264	Workday, Inc., Class A (b)	15,311,070
467,333	Workiva, Inc. (b)	47,359,526
245,299	Zoom Video Communications, Inc., Class A (b)	17,156,212
111,655	Zscaler, Inc. (b)	17,372,401
1,912,579	Zuora, Inc., Class A (b)	15,759,651
		2,498,566,486
	Total Common Stocks	2,644,179,949
	(Cost $2,724,572,124)
MONEY MARKET FUNDS — 0.0%
761,564	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.19% (d) (e)	761,564
	(Cost $761,564)

See Notes to Financial Statements

First Trust Cloud Computing ETF (SKYY)
Portfolio of Investments (Continued)
September 30, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 0.1%
$2,241,086	BNP Paribas S.A., 5.20% (d), dated 09/29/23, due 10/02/23, with a maturity value of $2,242,057. Collateralized by U.S. Treasury Securities, interest rates of 4.00% to 5.44%, due 07/31/24 to 02/15/26. The value of the collateral including accrued interest is $2,285,666. (e)	$2,241,086
	(Cost $2,241,086)

	Total Investments — 100.0%	2,647,182,599
	(Cost $2,727,574,774)
	Net Other Assets and Liabilities — (0.0)%	(1,137,587)
	Net Assets — 100.0%	$2,646,045,012

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $2,974,360 and the total value of the collateral held by the Fund is $3,002,650.

(d)	Rate shown reflects yield as of September 30, 2023.
(e)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 2,644,179,949	$ 2,644,179,949	$ —	$ —
Money Market Funds	761,564	761,564	—	—
Repurchase Agreements	2,241,086	—	2,241,086	—
Total Investments	$2,647,182,599	$2,644,941,513	$2,241,086	$—

*	See Portfolio of Investments for country breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$2,974,360
Non-cash Collateral(2)	(2,974,360)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At September 30, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust Cloud Computing ETF (SKYY)
Portfolio of Investments (Continued)
September 30, 2023
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$2,241,086
Non-cash Collateral(4)	(2,241,086)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust International Equity Opportunities ETF (FPXI)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.7%
	Australia — 0.9%
491,869	Lottery (The) Corp.	$1,492,688
	Bermuda — 2.4%
50,825	Arch Capital Group Ltd. (b)	4,051,261
	Canada — 2.3%
91,177	Brookfield Asset Management Ltd., Class A	3,038,226
24,971	Open Text Corp.	876,482
		3,914,708
	Cayman Islands — 26.1%
74,943	Alibaba Group Holding Ltd., ADR (b)	6,500,556
92,302	KE Holdings, Inc., ADR	1,432,527
78,063	Li Auto, Inc., ADR (b)	2,782,946
162,902	MINISO Group Holding Ltd., ADR	4,219,162
59,386	NetEase, Inc., ADR	5,948,102
62,591	New Oriental Education & Technology Group, Inc., ADR (b)	3,664,703
349,354	NU Holdings Ltd., Class A (b)	2,532,817
139,707	PDD Holdings, Inc., ADR (b)	13,701,065
13,184	SharkNinja, Inc. (b) (c)	611,210
38,987	XP, Inc., Class A	898,650
79,718	XPeng, Inc., ADR (b) (c)	1,463,622
		43,755,360
	Denmark — 7.2%
132,888	Novo Nordisk A/S, ADR	12,084,835
	Germany — 6.0%
106,087	Daimler Truck Holding AG	3,681,107
67,107	Dr. Ing hc F Porsche AG (Preference Shares) (d) (e)	6,314,451
		9,995,558
	Indonesia — 1.2%
5,297,521	Amman Mineral Internasional PT (b)	2,030,916
	Ireland — 4.3%
134,325	nVent Electric PLC	7,117,882
	Israel — 2.8%
60,497	Global-e Online Ltd. (b)	2,404,151
14,066	Monday.com Ltd. (b)	2,239,588
		4,643,739
	Italy — 0.9%
37,072	Lottomatica Group S.p.A. (b)	345,185
38,997	Stevanato Group S.p.A.	1,158,991
		1,504,176
	Japan — 9.9%
216,400	Renesas Electronics Corp. (b)	3,309,571
12,900	Socionext, Inc.	1,275,843
Shares	Description	Value

	Japan (Continued)
264,717	SoftBank Corp.	$2,994,540
233,119	Takeda Pharmaceutical Co., Ltd., ADR (c)	3,606,351
143,200	TDK Corp.	5,310,589
		16,496,894
	Luxembourg — 5.6%
77,854	Allegro.eu S.A. (b) (d) (e)	574,462
73,662	InPost S.A. (b)	856,670
532,883	Samsonite International S.A. (b) (d) (e)	1,830,500
40,031	Spotify Technology S.A. (b)	6,190,394
		9,452,026
	Netherlands — 6.3%
50,895	Iveco Group N.V. (b)	476,853
158,959	Technip Energies N.V.	3,961,160
234,713	Universal Music Group N.V.	6,136,758
		10,574,771
	Norway — 0.6%
367,785	Var Energi ASA	1,073,443
	Saudi Arabia — 6.5%
23,569	Elm Co.	4,901,764
149,151	Saudi Aramco Base Oil Co.	5,917,601
		10,819,365
	South Korea — 7.4%
27,016	Ecopro BM Co., Ltd.	5,065,250
17,237	LG Energy Solution Ltd. (b)	6,086,728
21,008	SK IE Technology Co., Ltd. (b) (d) (e)	1,152,061
		12,304,039
	Sweden — 2.1%
92,079	Nordnet AB publ	1,216,983
114,670	Swedish Orphan Biovitrum AB (b)	2,344,713
		3,561,696
	Taiwan — 0.8%
588,841	Pegatron Corp.	1,397,290
	United Arab Emirates — 2.0%
1,767,906	Emaar Development PJSC	3,369,228
	United Kingdom — 4.4%
33,844	Abcam PLC, ADR (b)	765,890
850,305	Haleon PLC	3,536,194
185,817	Rentokil Initial PLC	1,383,425
209,742	Wise PLC, Class A (b)	1,754,504
		7,440,013
	Total Common Stocks	167,079,888
	(Cost $152,439,050)
See Notes to Financial Statements

First Trust International Equity Opportunities ETF (FPXI)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
MONEY MARKET FUNDS — 0.5%
794,441	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.19% (f) (g)	$794,441
	(Cost $794,441)

Principal Value	Description	Value
REPURCHASE AGREEMENTS — 1.4%
$2,337,837	BNP Paribas S.A., 5.20% (f), dated 09/29/23, due 10/02/23, with a maturity value of $2,338,850. Collateralized by U.S. Treasury Securities, interest rates of 4.00% to 5.44%, due 07/31/24 to 02/15/26. The value of the collateral including accrued interest is $2,384,342. (g)	2,337,837
	(Cost $2,337,837)

	Total Investments — 101.6%	170,212,166
	(Cost $155,571,328)
	Net Other Assets and Liabilities — (1.6)%	(2,721,181)
	Net Assets — 100.0%	$167,490,985

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2E -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $3,136,461 and the total value of the collateral held by the Fund is $3,132,278.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Rate shown reflects yield as of September 30, 2023.
(g)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	51.3%
Euro	12.8
Japanese Yen	7.6
South Korean Won	7.2
Saudi Arabia Riyal	6.4
British Pound Sterling	3.9
Swedish Krona	2.1
United Arab Emirates Dirham	2.0
Canadian Dollar	1.8
Indonesia Rupiah	1.2
Hong Kong Dollar	1.1
Australian Dollar	0.9
New Taiwan Dollar	0.8
Norwegian Krone	0.6
Polish Zloty	0.3
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 167,079,888	$ 167,079,888	$ —	$ —
Money Market Funds	794,441	794,441	—	—
Repurchase Agreements	2,337,837	—	2,337,837	—
Total Investments	$170,212,166	$167,874,329	$2,337,837	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust International Equity Opportunities ETF (FPXI)
Portfolio of Investments (Continued)
September 30, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$3,136,461
Non-cash Collateral(2)	(3,132,278)
Net Amount	$4,183

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)
The collateral requirements are determined at the beginning
of each business day based on the market value of the loaned securities from the end of the prior day. On September 29,
2023, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from
September 28 to September 29, the value of the related
securities loaned was above the collateral value received. See
Note 2E - Securities Lending in the Notes to Financial
Statements.

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$2,337,837
Non-cash Collateral(4)	(2,337,837)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At September 30, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust Nasdaq Cybersecurity ETF (CIBR)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.9%
	Canada — 4.3%
16,751,552	BlackBerry Ltd. (b)	$78,899,810
3,828,901	Open Text Corp.	134,381,528
		213,281,338
	France — 3.0%
1,053,246	Thales S.A.	148,212,764
	India — 6.1%
17,742,707	Infosys Ltd., ADR	303,577,717
	Israel — 6.5%
1,144,924	Check Point Software Technologies Ltd. (b)	152,595,471
928,057	CyberArk Software Ltd. (b)	151,987,895
1,162,993	Radware Ltd. (b)	19,677,841
		324,261,207
	Japan — 2.8%
3,624,073	Trend Micro, Inc.	137,454,803
	United Kingdom — 1.7%
17,077,622	Darktrace PLC (b)	84,054,572
	United States — 75.5%
2,155,507	A10 Networks, Inc.	32,397,270
1,466,319	Akamai Technologies, Inc. (b)	156,221,626
1,359,952	Booz Allen Hamilton Holding Corp.	148,601,955
333,938	Broadcom, Inc.	277,362,224
5,373,863	Cisco Systems, Inc.	288,898,875
2,369,612	Cloudflare, Inc., Class A (b)	149,380,340
945,189	Crowdstrike Holdings, Inc., Class A (b)	158,205,735
941,556	F5, Inc. (b)	151,722,334
5,118,589	Fortinet, Inc. (b)	300,358,803
7,609,641	Gen Digital, Inc.	134,538,453
5,291,734	Juniper Networks, Inc.	147,057,288
1,580,307	Leidos Holdings, Inc.	145,641,093
2,255,837	NetScout Systems, Inc. (b)	63,208,553
1,845,229	Okta, Inc. (b)	150,404,616
1,119,180	OneSpan, Inc. (b)	12,031,185
1,266,706	Palo Alto Networks, Inc. (b)	296,966,555
990,013	Qualys, Inc. (b)	151,026,483
2,039,205	Rapid7, Inc. (b)	93,354,805
1,309,673	Science Applications International Corp.	138,222,888
8,804,779	SentinelOne, Inc., Class A (b)	148,448,574
1,270,778	Splunk, Inc. (b)	185,851,282
3,396,422	Tenable Holdings, Inc. (b)	152,159,706
Shares	Description	Value

	United States (Continued)
3,667,523	Varonis Systems, Inc. (b)	$112,006,152
987,473	Zscaler, Inc. (b)	153,640,924
		3,747,707,719

	Total Investments — 99.9%	4,958,550,120
	(Cost $4,560,350,800)
	Net Other Assets and Liabilities — 0.1%	6,033,713
	Net Assets — 100.0%	$4,964,583,833

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Non-income producing security.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
United States Dollar	89.8%
Euro	3.0
Japanese Yen	2.8
Canadian Dollar	2.7
British Pound Sterling	1.7
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 4,958,550,120	$ 4,958,550,120	$ —	$ —

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Austria — 0.2%
1,645	Eurotelesites AG (b)	$7,200
	Bahamas — 0.1%
214	OneSpaWorld Holdings Ltd. (b)	2,401
	Belgium — 0.9%
2,364	Euronav N.V.	38,390
	Bermuda — 3.9%
801	Arch Capital Group Ltd. (b)	63,848
1,775	Conduit Holdings Ltd.	9,973
254	Fidelis Insurance Holdings Ltd. (b)	3,729
13,067	Hafnia Ltd.	81,297
353	SiriusPoint Ltd. (b)	3,590
		162,437
	Cayman Islands — 1.4%
240	Bitdeer Technologies Group, Class A (b)	2,314
719	IHS Holding Ltd. (b)	3,990
805	MoonLake Immunotherapeutics (b)	45,885
317	Patria Investments Ltd., Class A	4,622
		56,811
	Cyprus — 0.0%
1,795	HeadHunter Group PLC, ADR (b) (c) (d) (e)	0
	Denmark — 10.6%
1,185	Better Collective A/S (b)	26,573
2,139	H Lundbeck A/S	11,553
4,436	Novo Nordisk A/S, Class B	404,899
		443,025
	Finland — 2.7%
1,790	Kempower Oyj (b)	91,937
2,186	Puuilo Oyj	18,616
		110,553
	France — 2.6%
205	La Francaise des Jeux SAEM (f) (g)	6,676
2,627	Verallia S.A. (f) (g)	103,541
		110,217
	Germany — 9.3%
1,768	Daimler Truck Holding AG	61,348
1,957	Dr. Ing hc F Porsche AG (Preference Shares) (f) (g)	184,144
5,675	E.ON SE	67,199
226	Hensoldt AG	6,676
167	HOCHTIEF AG	16,906
302	Ionos SE (b)	4,579
773	TeamViewer SE (b) (f) (g)	13,043
Shares	Description	Value

	Germany (Continued)
271	Thyssenkrupp Nucera AG & Co. KGaa (b)	$5,321
1,074	Traton SE	22,630
86	Vitesco Technologies Group AG (b)	6,978
		388,824
	Ireland — 9.1%
1,224	Dole PLC	14,174
176	ICON PLC (b)	43,340
6,055	nVent Electric PLC	320,854
		378,368
	Israel — 5.7%
426	Cellebrite DI Ltd. (b)	3,259
3,529	Global-e Online Ltd. (b)	140,243
223	JFrog Ltd. (b)	5,655
513	Monday.com Ltd. (b)	81,680
122	Oddity Tech Ltd., Class A (b)	3,459
380	Riskified Ltd., Class A (b)	1,702
		235,998
	Italy — 4.0%
215	Carel Industries S.p.A. (f) (g)	5,160
362	Eurogroup Laminations S.p.A. (b)	1,600
2,167	Industrie De Nora S.p.A.	37,298
2,703	Lottomatica Group S.p.A. (b)	25,168
75	Sanlorenzo S.p.A.	2,815
2,844	Stevanato Group S.p.A.	84,524
1,291	Technoprobe S.p.A. (b)	10,169
		166,734
	Jersey — 0.4%
2,554	Yellow Cake PLC (b) (f) (g)	17,450
	Luxembourg — 5.0%
2,271	Allegro.eu S.A. (b) (f) (g)	16,757
1,074	InPost S.A. (b)	12,490
1,168	Spotify Technology S.A. (b)	180,620
		209,867
	Netherlands — 14.6%
126	Argenx SE (b)	61,358
534	Ermenegildo Zegna N.V.	7,433
173	Immatics N.V. (b)	2,003
3,711	Iveco Group N.V. (b)	34,770
88	Pharvaris N.V. (b)	1,837
7,954	Prosus N.V.	234,790
6,568	Technip Energies N.V.	163,670
3,912	Universal Music Group N.V.	102,282
		608,143
	Norway — 4.3%
381	DOF Group ASA (b)	1,817
6,148	Hoegh Autoliners ASA	44,256
1,063	Kahoot! ASA (b)	3,455
See Notes to Financial Statements

First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Norway (Continued)
6,455	Orkla ASA	$48,265
3,007	Telenor ASA	34,156
16,090	Var Energi ASA	46,961
		178,910
	Poland — 0.0%
147	Grupa Pracuj S.A.	1,918
	Portugal — 0.0%
300	Greenvolt-Energias Renovaveis S.A. (b)	1,692
	Sweden — 10.6%
7,546	Alleima AB	39,617
1,896	BioArctic AB (b) (f) (g)	49,111
2,844	BoneSupport Holding AB (b) (f) (g)	33,137
327	Engcon AB	2,225
2,547	EQT AB	50,565
3,170	Hemnet Group AB	55,969
6,737	Munters Group AB (f) (g)	86,636
5,371	Nordnet AB publ	70,987
2,676	Swedish Orphan Biovitrum AB (b)	54,718
		442,965
	Switzerland — 5.1%
1,015	Accelleron Industries AG	26,413
1,053	Alcon, Inc.	81,608
1,351	On Holding AG, Class A (b)	37,585
821	SIG Group AG	20,306
1,022	Softwareone Holding AG	20,265
1,789	Sportradar Holding AG, Class A (b)	17,908
215	Stadler Rail AG	8,399
		212,484
	United Kingdom — 9.1%
494	Abcam PLC, ADR (b)	11,179
8,074	Airtel Africa PLC (f) (g)	12,373
985	ARM Holdings PLC, ADR (b)	52,717
172	Ashtead Technology Holdings PLC	917
1,067	Baltic Classifieds Group PLC	2,539
516	Bytes Technology Group PLC	3,140
4,519	Darktrace PLC (b)	22,242
3,920	Deliveroo (b) (f) (g)	5,720
8,980	Dowlais Group PLC	11,767
2,140	Dr. Martens PLC	3,690
1,532	Finablr PLC (b) (c) (d) (e) (f)	0
19,840	Haleon PLC	82,509
105	Immunocore Holdings PLC, ADR (b)	5,450
25,365	M&G PLC	61,061
Shares	Description	Value

	United Kingdom (Continued)
1,149	Network International Holdings PLC (b) (f) (g)	$5,470
2,435	Petershill Partners PLC (f) (g)	4,486
5,420	Rentokil Initial PLC	40,353
6,117	Wise PLC, Class A (b)	51,169
		376,782
	United States — 0.1%
424	Soho House & Co., Inc. (b)	2,938
	Virgin Islands — 0.1%
55	Establishment Labs Holdings, Inc. (b)	2,699

	Total Investments — 99.8%	4,156,806
	(Cost $3,836,844)
	Net Other Assets and Liabilities — 0.2%	7,364
	Net Assets — 100.0%	$4,164,170

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Non-income producing security.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).
(f)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

See Notes to Financial Statements

First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
Portfolio of Investments (Continued)
September 30, 2023
Currency Exposure Diversification	% of Total Investments
Euro	32.4%
United States Dollar	27.7
Swedish Krona	11.3
Danish Krone	10.0
British Pound Sterling	8.1
Norwegian Krone	6.3
Swiss Franc	3.8
Polish Zloty	0.4
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cyprus	$ —**	$ —	$ —	$ —**
United Kingdom	376,782	376,782	—	—**
Other Country Categories*	3,780,024	3,780,024	—	—
Total Investments	$4,156,806	$4,156,806	$—	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Dow Jones International Internet ETF (FDNI)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 96.8%
	Australia — 2.9%
11,629	carsales.com Ltd.	$208,904
1,591	REA Group Ltd.	157,859
10,996	SEEK Ltd.	156,032
5,634	WiseTech Global Ltd.	235,636
		758,431
	Canada — 8.4%
2,624	Descartes Systems Group (The), Inc. (b)	192,591
36,910	Shopify, Inc., Class A (b)	2,014,730
		2,207,321
	Cayman Islands — 50.9%
240,401	Alibaba Group Holding Ltd. (b)	2,627,820
70,030	Baidu, Inc., Class A (b)	1,192,959
31,414	JD Health International, Inc. (b) (c) (d)	162,868
75,890	JD.com, Inc., Class A	1,115,438
77,159	Kuaishou Technology (b) (c) (d)	619,266
133,959	Meituan, Class B (b) (c) (d)	1,960,388
57,583	NetEase, Inc.	1,172,845
12,682	PDD Holdings, Inc., ADR (b)	1,243,724
10,619	Sea Ltd., ADR (b)	466,705
67,652	Tencent Holdings Ltd.	2,645,278
8,688	Vipshop Holdings Ltd., ADR (b)	139,095
		13,346,386
	Germany — 1.9%
6,157	Delivery Hero SE (b) (c) (d)	176,863
2,315	Scout24 SE (c) (d)	160,705
6,755	Zalando SE (b) (c) (d)	150,905
		488,473
	Indonesia — 0.6%
30,345,054	GoTo Gojek Tokopedia Tbk PT (b)	166,893
	Ireland — 3.4%
5,452	Flutter Entertainment PLC (b)	892,863
	Isle Of Man — 0.9%
19,719	Entain PLC	224,425
	Israel — 0.6%
1,754	Wix.com Ltd. (b)	161,017
	Japan — 3.5%
82,476	LY Corp.	229,314
13,172	M3, Inc.	239,395
13,982	Nexon Co., Ltd.	250,140
45,573	Rakuten Group, Inc.	186,970
		905,819
	Luxembourg — 2.6%
4,387	Spotify Technology S.A. (b)	678,406
	Netherlands — 8.0%
957	Adyen N.V. (b) (c) (d)	714,019
Shares	Description	Value

	Netherlands (Continued)
46,796	Prosus N.V.	$1,381,344
15,088	Yandex N.V., Class A (b) (e) (f) (g)	0
		2,095,363
	New Zealand — 1.2%
4,346	Xero Ltd. (b)	314,159
	South Africa — 3.5%
5,781	Naspers Ltd., Class N	923,784
	South Korea — 4.2%
9,327	Kakao Corp.	303,781
1,015	Krafton, Inc. (b)	113,279
4,659	NAVER Corp.	695,708
		1,112,768
	United Kingdom — 1.9%
28,416	Auto Trader Group PLC (c) (d)	214,125
12,436	IG Group Holdings PLC	97,640
25,493	Rightmove PLC	174,868
		486,633
	United States — 2.3%
35,263	Coupang, Inc. (b)	599,471

	Total Investments — 96.8%	25,362,212
	(Cost $38,033,802)
	Net Other Assets and Liabilities — 3.2%	845,587
	Net Assets — 100.0%	$26,207,799

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
See Notes to Financial Statements

First Trust Dow Jones International Internet ETF (FDNI)
Portfolio of Investments (Continued)
September 30, 2023
(f)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At September 30, 2023, securities
noted as such are valued at $0 or 0.0% of net assets.

(g)	This security’s value was determined using significant unobservable inputs (see Note2A- Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
Hong Kong Dollar	45.3%
Euro	13.7
United States Dollar	13.0
Canadian Dollar	8.7
South Korean Won	4.4
Australian Dollar	4.2
South African Rand	3.6
Japanese Yen	3.6
British Pound Sterling	2.8
Indonesia Rupiah	0.7
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Netherlands	$ 2,095,363	$ 2,095,363	$ —	$ —**
Other Country Categories*	23,266,849	23,266,849	—	—
Total Investments	$25,362,212	$25,362,212	$—	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Assets and Liabilities
September 30, 2023

	First Trust STOXX® European Select Dividend Index Fund (FDD)	First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)	First Trust Dow Jones Global Select Dividend Index Fund (FGD)
ASSETS:
Investments, at value	$176,942,756	$20,550,197	$628,309,870
Cash	—	3	24,110
Foreign currency, at value	39	6,326	656,188
Receivables:
Reclaims	2,030,787	11,470	1,913,301
Dividends	816,682	74,443	3,804,968
Investment securities sold	—	60,352	—
Capital shares sold	—	—	1,519
Securities lending income	—	—	—
Prepaid expenses	1,481	—	1,481
Total Assets	179,791,745	20,702,791	634,711,437

LIABILITIES:
Payables:
Licensing fees	79,959	—	126,385
Investment advisory fees	60,705	10,672	216,967
Audit and tax fees	49,591	—	52,826
Shareholder reporting fees	21,312	—	48,649
Deferred foreign capital gains tax	—	—	—
Collateral for securities on loan	—	—	—
Other liabilities	63,496	60,486	214,298
Total Liabilities	275,063	71,158	659,125
NET ASSETS	$179,516,682	$20,631,633	$634,052,312

NET ASSETS consist of:
Paid-in capital	$279,497,814	$28,605,641	$927,273,793
Par value	164,533	5,416	306,500
Accumulated distributable earnings (loss)	(100,145,665)	(7,979,424)	(293,527,981)
NET ASSETS	$179,516,682	$20,631,633	$634,052,312
NET ASSET VALUE, per share	$10.91	$38.09	$20.69
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	16,453,334	541,608	30,650,002
Investments, at cost	$191,383,368	$20,784,979	$699,606,958
Foreign currency, at cost (proceeds)	$39	$6,438	$657,341
Securities on loan, at value	$—	$—	$—
See Notes to Financial Statements

First Trust Global Wind Energy ETF (FAN)	First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)	First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)	First Trust Indxx Global Natural Resources Income ETF (FTRI)	First Trust Indxx Global Agriculture ETF (FTAG)

$209,694,150	$7,584,003	$1,018,030,407	$238,928,477	$12,757,771
—	12,077	2,044,768	512,610	32,807
5,279	—	139,126	1,023,682	141

521,296	4,319	939,890	97,605	8,832
198,689	5,922	655,697	1,808,522	9,368
—	—	—	—	—
—	—	—	—	—
5,435	—	1,983	2,921	—
1,481	417	1,019	—	—
210,426,330	7,606,738	1,021,812,890	242,373,817	12,808,919

57,468	—	241,773	—	—
55,847	4,213	349,424	138,195	7,600
27,937	—	30,762	—	—
40,940	—	59,304	—	—
—	—	—	152,071	31,793
4,871,324	—	997,816	9,244,320	—
84,786	—	271,018	—	—
5,138,302	4,213	1,950,097	9,534,586	39,393
$205,288,028	$7,602,525	$1,019,862,793	$232,839,231	$12,769,526

$353,174,304	$16,377,968	$1,087,297,409	$347,903,473	$37,213,221
141,000	1,500	108,500	183,500	4,899
(148,027,276)	(8,776,943)	(67,543,116)	(115,247,742)	(24,448,594)
$205,288,028	$7,602,525	$1,019,862,793	$232,839,231	$12,769,526
$14.56	$50.68	$94.00	$12.69	$26.06
14,100,002	150,002	10,850,002	18,350,002	489,928
$279,752,911	$7,384,601	$1,021,372,878	$256,232,788	$15,940,191
$5,247	$—	$138,417	$1,029,128	$141
$4,632,655	$—	$940,406	$9,021,978	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Assets and Liabilities (Continued)
September 30, 2023

	First Trust Indxx NextG ETF (NXTG)	First Trust S-Network Future Vehicles & Technology ETF (CARZ)	First Trust Cloud Computing ETF (SKYY)
ASSETS:
Investments, at value	$386,531,308	$43,072,950	$2,647,182,599
Cash	138,347	10,425	2,190,628
Foreign currency, at value	56,573	22	—
Receivables:
Reclaims	384,557	32,335	618,323
Dividends	826,873	52,892	413,205
Investment securities sold	—	170,165	—
Capital shares sold	—	—	—
Securities lending income	4,192	8,202	2,619
Prepaid expenses	—	—	—
Total Assets	387,941,850	43,346,991	2,650,407,374

LIABILITIES:
Payables:
Licensing fees	—	—	—
Investment advisory fees	226,806	25,332	1,359,712
Audit and tax fees	—	—	—
Shareholder reporting fees	—	—	—
Deferred foreign capital gains tax	350,601	—	—
Collateral for securities on loan	6,434,351	2,149,433	3,002,650
Other liabilities	—	—	—
Total Liabilities	7,011,758	2,174,765	4,362,362
NET ASSETS	$380,930,092	$41,172,226	$2,646,045,012

NET ASSETS consist of:
Paid-in capital	$425,628,776	$60,826,818	$4,284,925,075
Par value	56,000	8,000	348,500
Accumulated distributable earnings (loss)	(44,754,684)	(19,662,592)	(1,639,228,563)
NET ASSETS	$380,930,092	$41,172,226	$2,646,045,012
NET ASSET VALUE, per share	$68.02	$51.47	$75.93
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,600,002	800,002	34,850,002
Investments, at cost	$414,702,827	$46,735,432	$2,727,574,774
Foreign currency, at cost (proceeds)	$56,808	$22	$—
Securities on loan, at value	$6,231,889	$2,077,389	$2,974,360
See Notes to Financial Statements

First Trust International Equity Opportunities ETF (FPXI)	First Trust Nasdaq Cybersecurity ETF (CIBR)	First Trust IPOX® Europe Equity Opportunities ETF (FPXE)	First Trust Dow Jones International Internet ETF (FDNI)

$170,212,166	$4,958,550,120	$4,156,806	$25,362,212
209,825	8,338,583	626	13,801
15,963	—	1	—

143,685	181,461	6,545	—
139,931	—	2,769	12,812
—	—	—	833,503
—	33	—	—
1,516	—	—	—
—	—	—	—
170,723,086	4,967,070,197	4,166,747	26,222,328

—	—	—	—
99,823	2,486,364	2,577	14,529
—	—	—	—
—	—	—	—
—	—	—	—
3,132,278	—	—	—
—	—	—	—
3,232,101	2,486,364	2,577	14,529
$167,490,985	$4,964,583,833	$4,164,170	$26,207,799

$515,746,826	$5,303,134,957	$7,851,515	$64,696,682
43,500	1,092,500	2,000	12,500
(348,299,341)	(339,643,624)	(3,689,345)	(38,501,383)
$167,490,985	$4,964,583,833	$4,164,170	$26,207,799
$38.50	$45.44	$20.82	$20.97
4,350,002	109,250,002	200,002	1,250,002
$155,571,328	$4,560,350,800	$3,836,844	$38,033,802
$15,898	$—	$1	$—
$3,136,461	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Operations
For the Year Ended September 30, 2023

	First Trust STOXX® European Select Dividend Index Fund (FDD)	First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)	First Trust Dow Jones Global Select Dividend Index Fund (FGD)
INVESTMENT INCOME:
Dividends	$15,429,416	$815,309	$52,206,282
Securities lending income (net of fees)	—	—	—
Foreign withholding tax	(1,822,769)	(20,785)	(5,688,332)
Total investment income	13,606,647	794,524	46,517,950

EXPENSES:
Investment advisory fees	734,957	148,364 (a)	2,530,568
Licensing fees	110,244	—	379,585
Accounting and administration fees	93,414	—	319,058
Shareholder reporting fees	45,196	—	131,885
Audit and tax fees	41,642	—	46,833
Custodian fees	20,960	—	87,766
Transfer agent fees	9,187	—	31,632
Listing fees	7,812	—	7,812
Trustees’ fees and expenses	7,298	—	7,596
Legal fees	5,810	—	20,757
Registration and filing fees	—	—	107
Other expenses	4,647	—	9,073
Total expenses	1,081,167	148,364	3,572,672
Less fees waived and expenses reimbursed by the investment advisor	—	—	—
Net expenses	1,081,167	148,364	3,572,672
NET INVESTMENT INCOME (LOSS)	12,525,480	646,160	42,945,278

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,874,728)	18,588	(42,686,223)
In-kind redemptions	(2,469,772)	601,663	1,508,810
Foreign currency transactions	(97,884)	(10,823)	(783,875)
Foreign capital gains tax	—	—	—
Net realized gain (loss)	(18,442,384)	609,428	(41,961,288)
Net change in unrealized appreciation (depreciation) on:
Investments	41,255,472	(21,780)	78,895,796
Foreign currency translation	153,579	(722)	242,878
Deferred foreign capital gains tax	—	—	—
Net change in unrealized appreciation (depreciation)	41,409,051	(22,502)	79,138,674
NET REALIZED AND UNREALIZED GAIN (LOSS)	22,966,667	586,926	37,177,386
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,492,147	$1,233,086	$80,122,664

(a)	Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Global Wind Energy ETF (FAN)	First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)	First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)	First Trust Indxx Global Natural Resources Income ETF (FTRI)	First Trust Indxx Global Agriculture ETF (FTAG)

$6,582,058	$150,370	$16,057,530	$18,361,801	$730,651
94,793	390	70,444	32,276	—
(720,508)	—	(1,022,671)	(1,010,054)	(69,926)
5,956,343	150,760	15,105,303	17,384,023	660,725

1,062,742	49,422 (a)	3,163,012	1,834,556 (a)	137,757 (a)
265,685	—	711,652	—	—
134,790	—	395,074	—	—
86,183	—	159,059	—	—
59,215	—	35,703	—	—
36,656	—	(5,291)	—	—
13,284	—	38,971	—	—
8,442	—	6,002	—	—
7,367	—	7,672	—	—
9,010	—	22,417	—	—
—	—	86	—	—
4,155	—	9,572	—	—
1,687,529	49,422	4,543,929	1,834,556	137,757
(93,417)	—	—	—	—
1,594,112	49,422	4,543,929	1,834,556	137,757
4,362,231	101,338	10,561,374	15,549,467	522,968

(7,718,268)	9,717	(14,507,142)	(26,340,255)	(1,002,598)
5,634,166	(253,749)	28,320,948	4,659,455	(289,304)
(41,458)	(217)	(209,329)	(127,885)	(2,813)
—	—	—	(47,523)	(20,409)
(2,125,560)	(244,249)	13,604,477	(21,856,208)	(1,315,124)

(2,250,122)	1,307,407	84,424,019	22,018,416	1,699,938
45,309	614	55,723	(32)	(2,326)
—	—	—	(139,990)	12,667
(2,204,813)	1,308,021	84,479,742	21,878,394	1,710,279
(4,330,373)	1,063,772	98,084,219	22,186	395,155
$31,858	$1,165,110	$108,645,593	$15,571,653	$918,123
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Operations (Continued)
For the Year Ended September 30, 2023

	First Trust Indxx NextG ETF (NXTG)	First Trust S-Network Future Vehicles & Technology ETF (CARZ)	First Trust Cloud Computing ETF (SKYY)
INVESTMENT INCOME:
Dividends	$12,600,644	$718,016	$14,567,953
Securities lending income (net of fees)	43,619	247,436	116,779
Foreign withholding tax	(1,293,204)	(57,075)	(163,344)
Total investment income	11,351,059	908,377	14,521,388

EXPENSES:
Investment advisory fees	3,107,696 (a)	301,560 (a)	16,416,717 (a)
Licensing fees	—	—	—
Accounting and administration fees	—	—	—
Shareholder reporting fees	—	—	—
Audit and tax fees	—	—	—
Custodian fees	—	—	—
Transfer agent fees	—	—	—
Listing fees	—	—	—
Trustees’ fees and expenses	—	—	—
Legal fees	—	—	—
Registration and filing fees	—	—	—
Other expenses	—	—	—
Total expenses	3,107,696	301,560	16,416,717
Less fees waived and expenses reimbursed by the investment advisor	—	—	—
Net expenses	3,107,696	301,560	16,416,717
NET INVESTMENT INCOME (LOSS)	8,243,363	606,817	(1,895,329)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(12,825,361)	(3,573,085)	(720,051,353)
In-kind redemptions	18,731,126	1,596,753	198,530,743
Foreign currency transactions	(194,910)	(18,350)	—
Foreign capital gains tax	(166,819)	—	—
Net realized gain (loss)	5,544,036	(1,994,682)	(521,520,610)
Net change in unrealized appreciation (depreciation) on:
Investments	88,707,952	11,556,359	1,145,964,050
Foreign currency translation	38,287	1,513	—
Deferred foreign capital gains tax	(349,596)	—	—
Net change in unrealized appreciation (depreciation)	88,396,643	11,557,872	1,145,964,050
NET REALIZED AND UNREALIZED GAIN (LOSS)	93,940,679	9,563,190	624,443,440
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$102,184,042	$10,170,007	$622,548,111

(a)	Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust International Equity Opportunities ETF (FPXI)	First Trust Nasdaq Cybersecurity ETF (CIBR)	First Trust IPOX® Europe Equity Opportunities ETF (FPXE)	First Trust Dow Jones International Internet ETF (FDNI)

$3,167,092	$47,788,494	$127,393	$313,090
26,542	1,097,021	836	—
(261,956)	(1,855,827)	(11,423)	(3,489)
2,931,678	47,029,688	116,806	309,601

1,669,660 (a)	28,557,421 (a)	38,511 (a)	197,609 (a)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
1,669,660	28,557,421	38,511	197,609
—	—	—	—
1,669,660	28,557,421	38,511	197,609
1,262,018	18,472,267	78,295	111,992

(32,709,988)	(245,616,561)	(386,563)	(16,217,973)
7,704,700	147,351,647	427,636	(424,354)
(128,069)	32,782	1,045	(4,564)
—	—	—	—
(25,133,357)	(98,232,132)	42,118	(16,646,891)

51,580,391	872,782,513	1,146,049	18,912,910
35,373	15,076	378	126
—	—	—	—
51,615,764	872,797,589	1,146,427	18,913,036
26,482,407	774,565,457	1,188,545	2,266,145
$27,744,425	$793,037,724	$1,266,840	$2,378,137
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Changes in Net Assets

	First Trust STOXX® European Select Dividend Index Fund (FDD)		First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)
	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022
OPERATIONS:
Net investment income (loss)	$12,525,480	$13,604,823	$646,160	$694,047
Net realized gain (loss)	(18,442,384)	(6,159,050)	609,428	(4,691,501)
Net change in unrealized appreciation (depreciation)	41,409,051	(79,745,328)	(22,502)	(3,423,023)
Net increase (decrease) in net assets resulting from operations	35,492,147	(72,299,555)	1,233,086	(7,420,477)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,339,350)	(13,077,255)	(637,446)	(1,182,167)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	18,364,170	14,995,535	—	2,663,290
Cost of shares redeemed	(24,050,718)	(54,599,138)	(3,993,914)	(4,687,732)
Net increase (decrease) in net assets resulting from shareholder transactions	(5,686,548)	(39,603,603)	(3,993,914)	(2,024,442)
Total increase (decrease) in net assets	18,466,249	(124,980,413)	(3,398,274)	(10,627,086)

NET ASSETS:
Beginning of period	161,050,433	286,030,846	24,029,907	34,656,993
End of period	$179,516,682	$161,050,433	$20,631,633	$24,029,907

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	17,153,334	20,603,334	641,608	691,608
Shares sold	1,550,000	1,050,000	—	50,000
Shares redeemed	(2,250,000)	(4,500,000)	(100,000)	(100,000)
Shares outstanding, end of period	16,453,334	17,153,334	541,608	641,608
See Notes to Financial Statements

First Trust Dow Jones Global Select Dividend Index Fund (FGD)		First Trust Global Wind Energy ETF (FAN)		First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)
Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022

$42,945,278	$32,771,228	$4,362,231	$4,120,598	$101,338	$168,848
(41,961,288)	7,477,426	(2,125,560)	1,428,826	(244,249)	(25,295)
79,138,674	(181,567,622)	(2,204,813)	(98,719,034)	1,308,021	(2,108,137)
80,122,664	(141,318,968)	31,858	(93,169,610)	1,165,110	(1,964,584)

(39,597,608)	(33,007,963)	(4,348,626)	(4,523,536)	(97,141)	(174,012)

173,130,265	183,686,839	18,629,681	29,990,153	—	2,488,028
(75,179,466)	(18,237,594)	(52,955,982)	(74,286,166)	(2,150,019)	(2,454,490)
97,950,799	165,449,245	(34,326,301)	(44,296,013)	(2,150,019)	33,538
138,475,855	(8,877,686)	(38,643,069)	(141,989,159)	(1,082,050)	(2,105,058)

495,576,457	504,454,143	243,931,097	385,920,256	8,684,575	10,789,633
$634,052,312	$495,576,457	$205,288,028	$243,931,097	$7,602,525	$8,684,575

26,700,002	20,200,002	16,100,002	18,450,002	200,002	200,002
7,600,000	7,250,000	1,050,000	1,500,000	—	50,000
(3,650,000)	(750,000)	(3,050,000)	(3,850,000)	(50,000)	(50,000)
30,650,002	26,700,002	14,100,002	16,100,002	150,002	200,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Changes in Net Assets (Continued)

	First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)		First Trust Indxx Global Natural Resources Income ETF (FTRI)
	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022
OPERATIONS:
Net investment income (loss)	$10,561,374	$6,836,821	$15,549,467	$14,595,715
Net realized gain (loss)	13,604,477	(14,555,581)	(21,856,208)	(13,746,646)
Net change in unrealized appreciation (depreciation)	84,479,742	(138,492,254)	21,878,394	(36,933,878)
Net increase (decrease) in net assets resulting from operations	108,645,593	(146,211,014)	15,571,653	(36,084,809)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(10,318,462)	(6,402,097)	(15,107,267)	(14,042,378)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	503,705,236	287,294,194	97,759,506	226,862,215
Cost of shares redeemed	(120,599,580)	(146,513,572)	(65,132,103)	(13,299,327)
Net increase (decrease) in net assets resulting from shareholder transactions	383,105,656	140,780,622	32,627,403	213,562,888
Total increase (decrease) in net assets	481,432,787	(11,832,489)	33,091,789	163,435,701

NET ASSETS:
Beginning of period	538,430,006	550,262,495	199,747,442	36,311,741
End of period	$1,019,862,793	$538,430,006	$232,839,231	$199,747,442

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,150,002	5,950,002	16,350,002	2,800,002
Shares sold	5,000,000	2,900,000	7,050,000	14,550,000
Shares redeemed	(1,300,000)	(1,700,000)	(5,050,000)	(1,000,000)
Shares outstanding, end of period	10,850,002	7,150,002	18,350,002	16,350,002
See Notes to Financial Statements

First Trust Indxx Global Agriculture ETF (FTAG)		First Trust Indxx NextG ETF (NXTG)		First Trust S-Network Future Vehicles & Technology ETF (CARZ)
Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022

$522,968	$380,604	$8,243,363	$18,081,910	$606,817	$1,669,415
(1,315,124)	926,105	5,544,036	97,093,376	(1,994,682)	(2,822,496)
1,710,279	(5,684,565)	88,396,643	(292,040,782)	11,557,872	(18,396,263)
918,123	(4,377,856)	102,184,042	(176,865,496)	10,170,007	(19,549,344)

(569,279)	(278,287)	(6,776,282)	(25,616,645)	(653,962)	(1,776,897)

—	32,602,633	25,784,327	72,484,061	11,459,812	38,858,818
(9,949,092)	(11,185,760)	(211,317,883)	(480,555,665)	(20,218,555)	(41,107,013)
(9,949,092)	21,416,873	(185,533,556)	(408,071,604)	(8,758,743)	(2,248,195)
(9,600,248)	16,760,730	(90,125,796)	(610,553,745)	757,302	(23,574,436)

22,369,774	5,609,044	471,055,888	1,081,609,633	40,414,924	63,989,360
$12,769,526	$22,369,774	$380,930,092	$471,055,888	$41,172,226	$40,414,924

839,928	189,928	8,450,002	14,150,002	1,000,002	1,100,002
—	1,000,000	350,000	900,000	200,000	650,000
(350,000)	(350,000)	(3,200,000)	(6,600,000)	(400,000)	(750,000)
489,928	839,928	5,600,002	8,450,002	800,002	1,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Changes in Net Assets (Continued)

	First Trust Cloud Computing ETF (SKYY)		First Trust International Equity Opportunities ETF (FPXI)
	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022
OPERATIONS:
Net investment income (loss)	$(1,895,329)	$46,431,490	$1,262,018	$4,766,765
Net realized gain (loss)	(521,520,610)	(276,788,774)	(25,133,357)	(231,818,512)
Net change in unrealized appreciation (depreciation)	1,145,964,050	(2,264,731,256)	51,615,764	(133,525,530)
Net increase (decrease) in net assets resulting from operations	622,548,111	(2,495,088,540)	27,744,425	(360,577,277)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(47,254,977)	(1,774,581)	(4,260,436)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	141,128,878	946,949,156	—	35,411,414
Cost of shares redeemed	(1,072,205,046)	(1,689,481,713)	(179,900,143)	(512,411,220)
Net increase (decrease) in net assets resulting from shareholder transactions	(931,076,168)	(742,532,557)	(179,900,143)	(476,999,806)
Total increase (decrease) in net assets	(308,528,057)	(3,284,876,074)	(153,930,299)	(841,837,519)

NET ASSETS:
Beginning of period	2,954,573,069	6,239,449,143	321,421,284	1,163,258,803
End of period	$2,646,045,012	$2,954,573,069	$167,490,985	$321,421,284

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	49,000,002	59,200,002	9,000,002	18,150,002
Shares sold	2,150,000	10,000,000	—	700,000
Shares redeemed	(16,300,000)	(20,200,000)	(4,650,000)	(9,850,000)
Shares outstanding, end of period	34,850,002	49,000,002	4,350,002	9,000,002
See Notes to Financial Statements

First Trust Nasdaq Cybersecurity ETF (CIBR)		First Trust IPOX® Europe Equity Opportunities ETF (FPXE)		First Trust Dow Jones International Internet ETF (FDNI)
Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022	Year Ended 9/30/2023	Year Ended 9/30/2022

$18,472,267	$34,366,684	$78,295	$111,291	$111,992	$1,565
(98,232,132)	(11,789,081)	42,118	(3,117,820)	(16,646,891)	(11,260,348)
872,797,589	(1,344,839,444)	1,146,427	(1,554,377)	18,913,036	(25,653,568)
793,037,724	(1,322,261,841)	1,266,840	(4,560,906)	2,378,137	(36,912,351)

(18,090,451)	(33,554,011)	(74,090)	(115,891)	(121,095)	—

126,745,936	2,858,661,276	—	1,384,468	5,152,332	3,599,371
(668,192,009)	(1,542,060,355)	(2,159,634)	(2,268,546)	(10,433,740)	(41,357,597)
(541,446,073)	1,316,600,921	(2,159,634)	(884,078)	(5,281,408)	(37,758,226)
233,501,200	(39,214,931)	(966,884)	(5,560,875)	(3,024,366)	(74,670,577)

4,731,082,633	4,770,297,564	5,131,054	10,691,929	29,232,165	103,902,742
$4,964,583,833	$4,731,082,633	$4,164,170	$5,131,054	$26,207,799	$29,232,165

122,700,002	97,750,002	300,002	350,002	1,500,002	2,600,002
2,900,000	58,400,000	—	50,000	200,000	150,000
(16,350,000)	(33,450,000)	(100,000)	(100,000)	(450,000)	(1,250,000)
109,250,002	122,700,002	200,002	300,002	1,250,002	1,500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust STOXX® European Select Dividend Index Fund (FDD)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.39	$13.88	$10.27	$12.75	$13.12
Income from investment operations:
Net investment income (loss)	0.78 (a)	0.73	0.52	0.52	0.66
Net realized and unrealized gain (loss)	1.44	(4.52)	3.61	(2.50)	(0.37)
Total from investment operations	2.22	(3.79)	4.13	(1.98)	0.29
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.70)	(0.52)	(0.50)	(0.66)
Net asset value, end of period	$10.91	$9.39	$13.88	$10.27	$12.75
Total return (b)	23.52%	(27.88)%	40.19%	(15.64)%	2.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$179,517	$161,050	$286,031	$180,227	$293,918
Ratio of total expenses to average net assets	0.59%	0.58%	0.58%	0.57%	0.58%
Ratio of net investment income (loss) to average net assets	6.82%	5.36%	4.06%	3.84%	4.84%
Portfolio turnover rate (c)	49%	57%	58%	98%	24%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$37.45	$50.11	$38.82	$49.44	$45.07
Income from investment operations:
Net investment income (loss)	1.05 (a)	0.89	0.89	0.62	1.25
Net realized and unrealized gain (loss)	0.63	(11.90)	10.74	(9.27)	4.55
Total from investment operations	1.68	(11.01)	11.63	(8.65)	5.80
Distributions paid to shareholders from:
Net investment income	(1.04)	(1.65)	(0.34)	(1.97)	(1.43)
Net asset value, end of period	$38.09	$37.45	$50.11	$38.82	$49.44
Total return (b)	4.42%	(22.72)%	29.95%	(18.12)%	13.19%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,632	$24,030	$34,657	$32,671	$56,436
Ratio of total expenses to average net assets	0.60%	0.96%	0.92%	0.85%	0.89%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.61%	2.08%	2.21%	2.52%	2.61%
Portfolio turnover rate (c)	39%	70% (d)	11%	7%	7%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective September 30, 2022, which resulted in a complete rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dow Jones Global Select Dividend Index Fund (FGD)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.56	$24.97	$17.85	$22.90	$25.16
Income from investment operations:
Net investment income (loss)	1.48 (a)	1.33	1.22	1.30	1.39
Net realized and unrealized gain (loss)	2.00	(6.38)	7.10	(5.04)	(2.24)
Total from investment operations	3.48	(5.05)	8.32	(3.74)	(0.85)
Distributions paid to shareholders from:
Net investment income	(1.35)	(1.36)	(1.20)	(1.31)	(1.41)
Net asset value, end of period	$20.69	$18.56	$24.97	$17.85	$22.90
Total return (b)	18.65%	(20.98)%	46.94%	(16.33)%	(3.21)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$634,052	$495,576	$504,454	$344,489	$532,532
Ratio of total expenses to average net assets	0.56%	0.56%	0.57%	0.57%	0.59%
Ratio of net investment income (loss) to average net assets	6.79%	5.74%	5.11%	6.16%	6.20%
Portfolio turnover rate (c)	40%	35%	38%	67%	31%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Global Wind Energy ETF (FAN)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.15	$20.92	$17.45	$13.13	$12.50
Income from investment operations:
Net investment income (loss)	0.28 (a)	0.25	0.28	0.26	0.30
Net realized and unrealized gain (loss)	(0.58)	(5.75)	3.52	4.33	0.64
Total from investment operations	(0.30)	(5.50)	3.80	4.59	0.94
Distributions paid to shareholders from:
Net investment income	(0.29)	(0.27)	(0.33)	(0.27)	(0.31)
Net asset value, end of period	$14.56	$15.15	$20.92	$17.45	$13.13
Total return (b)	(2.21)%	(26.43)%	21.76%	35.42%	7.58%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$205,288	$243,931	$385,920	$205,075	$75,502
Ratio of total expenses to average net assets	0.64%	0.61%	0.62%	0.66%	0.71%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.64%	1.28%	1.34%	1.86%	2.32%
Portfolio turnover rate (c)	25%	21%	31%	42%	30%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$43.42	$53.95	$42.07	$47.05	$56.78
Income from investment operations:
Net investment income (loss)	0.67 (a)	1.01	0.87	1.28	0.87
Net realized and unrealized gain (loss)	7.24	(10.50)	11.79	(4.93)	(9.71)
Total from investment operations	7.91	(9.49)	12.66	(3.65)	(8.84)
Distributions paid to shareholders from:
Net investment income	(0.65)	(1.04)	(0.78)	(1.33)	(0.89)
Net asset value, end of period	$50.68	$43.42	$53.95	$42.07	$47.05
Total return (b)	18.23%	(17.80)%	30.19%	(7.52)%	(15.64)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,603	$8,685	$10,790	$6,310	$9,409
Ratio of total expenses to average net assets	0.65%	0.86%	1.42%	1.43%	1.21%
Ratio of net expenses to average net assets	0.65%	0.69%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.33%	1.68%	1.81%	2.68%	1.64%
Portfolio turnover rate (c)	32%	92% (d)	18%	20%	14%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective July 29, 2022, which resulted in a complete rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$75.30	$92.48	$62.87	$49.51	$47.62
Income from investment operations:
Net investment income (loss)	1.27 (a)	0.93	0.64	0.58	0.67
Net realized and unrealized gain (loss)	18.64	(17.24)	29.73	13.27	1.84
Total from investment operations	19.91	(16.31)	30.37	13.85	2.51
Distributions paid to shareholders from:
Net investment income	(1.21)	(0.87)	(0.76)	(0.49)	(0.62)
Net asset value, end of period	$94.00	$75.30	$92.48	$62.87	$49.51
Total return (b)	26.39%	(17.70)%	48.35%	28.10%	5.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,019,863	$538,430	$550,262	$56,579	$27,232
Ratio of total expenses to average net assets	0.57%	0.58%	0.63%	0.75%	0.82%
Ratio of net expenses to average net assets	0.57%	0.58%	0.63%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.34%	1.02%	1.11%	1.30%	1.40%
Portfolio turnover rate (c)	23%	33%	20%	53%	31%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Global Natural Resources Income ETF (FTRI)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.22	$12.97	$9.57	$11.47	$12.73
Income from investment operations:
Net investment income (loss)	0.79 (a)	1.17	0.80	0.53	0.72
Net realized and unrealized gain (loss)	0.46	(0.67)	3.29 (b)	(1.86)	(1.28)
Total from investment operations	1.25	0.50	4.09	(1.33)	(0.56)
Distributions paid to shareholders from:
Net investment income	(0.78)	(1.25)	(0.69)	(0.57)	(0.70)
Net asset value, end of period	$12.69	$12.22	$12.97	$9.57	$11.47
Total return (c)	10.17%	3.27%	42.87%	(11.80)%	(4.42)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$232,839	$199,747	$36,312	$5,740	$7,452
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	5.93%	11.85%	9.06%	4.94%	5.95%
Portfolio turnover rate (d)	82%	69%	99%	66%	84%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Global Agriculture ETF (FTAG)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$26.63	$29.53	$21.73	$22.87	$26.21
Income from investment operations:
Net investment income (loss)	0.76 (a)	0.56	0.45	0.45	0.51
Net realized and unrealized gain (loss)	(0.37) (b)	(2.97)	7.78	(1.20)	(3.17)
Total from investment operations	0.39	(2.41)	8.23	(0.75)	(2.66)
Distributions paid to shareholders from:
Net investment income	(0.96)	(0.49)	(0.43)	(0.39)	(0.64)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.96)	(0.49)	(0.43)	(0.39)	(0.68)
Net asset value, end of period	$26.06	$26.63	$29.53	$21.73	$22.87
Total return (c)	1.35%	(8.28)%	37.94%	(3.19)%	(10.16)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,770	$22,370	$5,609	$3,040	$3,200
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	2.66%	2.50%	1.84%	2.16%	1.93%
Portfolio turnover rate (d)	14%	26%	12%	17%	20%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx NextG ETF (NXTG)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$55.75	$76.44	$59.05	$50.26	$49.63
Income from investment operations:
Net investment income (loss)	1.23 (a)	1.72	0.95	0.69	0.37
Net realized and unrealized gain (loss)	12.14	(20.13)	17.10	8.79	0.50
Total from investment operations	13.37	(18.41)	18.05	9.48	0.87
Distributions paid to shareholders from:
Net investment income	(1.10)	(1.88)	(0.62)	(0.69)	(0.24)
Net realized gain	—	(0.40)	(0.04)	—	—
Total distributions	(1.10)	(2.28)	(0.66)	(0.69)	(0.24)
Net asset value, end of period	$68.02	$55.75	$76.44	$59.05	$50.26
Total return (b)	24.01%	(24.71)%	30.62%	18.97%	1.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$380,930	$471,056	$1,081,610	$590,535	$196,015
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.86%	2.12%	1.42%	1.52%	1.73%
Portfolio turnover rate (c)	14%	21%	27%	30%	59%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S-Network Future Vehicles & Technology ETF (CARZ)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$40.41	$58.17	$39.00	$32.04	$36.33
Income from investment operations:
Net investment income (loss)	0.69 (a)	1.38	0.60	0.34	1.02
Net realized and unrealized gain (loss)	11.18	(17.67)	19.04	7.07	(4.28)
Total from investment operations	11.87	(16.29)	19.64	7.41	(3.26)
Distributions paid to shareholders from:
Net investment income	(0.81)	(1.47)	(0.47)	(0.45)	(1.03)
Net asset value, end of period	$51.47	$40.41	$58.17	$39.00	$32.04
Total return (b)	29.47%	(28.66)%	50.43%	23.33%	(8.97)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,172	$40,415	$63,989	$29,246	$17,623
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.41%	2.57%	1.17%	1.09%	3.19%
Portfolio turnover rate (c)	39%	133% (d)	42%	36%	24%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective January 26, 2022, which resulted in a complete rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Cloud Computing ETF (SKYY)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$60.30	$105.40	$78.48	$56.39	$56.71
Income from investment operations:
Net investment income (loss)	(0.05) (a)	0.79	0.15	0.16	0.59
Net realized and unrealized gain (loss)	15.68	(45.08)	26.95	22.10	(0.31)
Total from investment operations	15.63	(44.29)	27.10	22.26	0.28
Distributions paid to shareholders from:
Net investment income	—	(0.81)	(0.18)	(0.17)	(0.60)
Net asset value, end of period	$75.93	$60.30	$105.40	$78.48	$56.39
Total return (b)	25.92%	(42.32)%	34.55%	39.54%	0.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,646,045	$2,954,573	$6,239,449	$4,963,825	$2,168,198
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	(0.07)%	0.96%	0.16%	0.24%	1.02%
Portfolio turnover rate (c)	34%	42%	33%	35%	85%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust International Equity Opportunities ETF (FPXI)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$35.71	$64.09	$56.64	$36.39	$35.10
Income from investment operations:
Net investment income (loss)	0.21 (a)	0.54	0.40	0.11	0.30
Net realized and unrealized gain (loss)	2.91	(28.51)	7.39	20.32 (b)	1.29
Total from investment operations	3.12	(27.97)	7.79	20.43	1.59
Distributions paid to shareholders from:
Net investment income	(0.33)	(0.41)	(0.34)	(0.18)	(0.30)
Net asset value, end of period	$38.50	$35.71	$64.09	$56.64	$36.39
Total return (c)	8.72%	(43.78)%	13.73%	56.24% (b)	4.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$167,491	$321,421	$1,163,259	$356,803	$30,931
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.53%	0.74%	0.76%	0.38%	0.86%
Portfolio turnover rate (d)	133%	119%	118%	114%	98%

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $806, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Nasdaq Cybersecurity ETF (CIBR)

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.56	$48.80	$34.78	$27.63	$28.49
Income from investment operations:
Net investment income (loss)	0.16 (a)	0.31	0.04	0.50	0.06
Net realized and unrealized gain (loss)	6.88	(10.25)	14.04	7.16	(0.86)
Total from investment operations	7.04	(9.94)	14.08	7.66	(0.80)
Distributions paid to shareholders from:
Net investment income	(0.16)	(0.30)	(0.06)	(0.51)	(0.06)
Net asset value, end of period	$45.44	$38.56	$48.80	$34.78	$27.63
Total return (b)	18.29%	(20.53)%	40.50%	28.27%	(2.78)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,964,584	$4,731,083	$4,770,298	$2,178,988	$979,650
Ratio of total expenses to average net assets	0.59%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.38%	0.63%	0.07%	1.54%	0.20%
Portfolio turnover rate (c)	30%	54%	35%	46%	58%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust IPOX® Europe Equity Opportunities ETF (FPXE)

	Year Ended September 30,				Period Ended 9/30/2019 (a)
	2023	2022	2021	2020
Net asset value, beginning of period	$17.10	$30.55	$24.88	$19.66	$19.70
Income from investment operations:
Net investment income (loss)	0.30 (b)	0.36	0.25	0.22	0.33
Net realized and unrealized gain (loss)	3.72	(13.43)	5.75	5.30	(0.06)
Total from investment operations	4.02	(13.07)	6.00	5.52	0.27
Distributions paid to shareholders from:
Net investment income	(0.30)	(0.38)	(0.33)	(0.30)	(0.31)
Net asset value, end of period	$20.82	$17.10	$30.55	$24.88	$19.66
Total return (c)	23.49%	(42.95)%	24.19%	28.33%	1.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,164	$5,131	$10,692	$2,488	$1,966
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70% (d)
Ratio of net investment income (loss) to average net assets	1.42%	1.31%	0.51%	0.74%	1.77% (d)
Portfolio turnover rate (e)	119%	118%	118%	63%	67%

(a)	Inception date is October 4, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dow Jones International Internet ETF (FDNI)

	Year Ended September 30,				Period Ended 9/30/2019 (a)
	2023	2022	2021	2020
Net asset value, beginning of period	$19.49	$39.96	$39.08	$21.02	$19.69
Income from investment operations:
Net investment income (loss)	0.08 (b)	0.00 (b) (c)	(0.18)	(0.03)	0.75
Net realized and unrealized gain (loss)	1.49	(20.47)	1.13 (d)	18.40	1.04
Total from investment operations	1.57	(20.47)	0.95	18.37	1.79
Distributions paid to shareholders from:
Net investment income	(0.09)	—	(0.07)	(0.31)	(0.46)
Net asset value, end of period	$20.97	$19.49	$39.96	$39.08	$21.02
Total return (e)	7.99%	(51.23)%	2.42%	88.27%	9.07%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$26,208	$29,232	$103,903	$48,850	$4,204
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65% (f)
Ratio of net investment income (loss) to average net assets	0.37%	0.00% (g)	(0.55)%	(0.50)%	4.42% (f)
Portfolio turnover rate (h)	65%	29%	34%	23%	61%

(a)	Inception date is November 5, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)	Annualized.
(g)	Amount is less than 0.01%.
(h)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund II
September 30, 2023
1. Organization
First Trust Exchange-Traded Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds. This report covers the fifteen funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust STOXX® European Select Dividend Index Fund – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FDD”)
First Trust Alerian Disruptive Technology Real Estate ETF – (NYSE Arca ticker “DTRE”)
First Trust Dow Jones Global Select Dividend Index Fund – (NYSE Arca ticker “FGD”)
First Trust Global Wind Energy ETF – (NYSE Arca ticker “FAN”)
First Trust Alerian U.S. NextGen Infrastructure ETF – (NYSE Arca ticker “RBLD”)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund – (Nasdaq, Inc. (“Nasdaq”) ticker “GRID”)
First Trust Indxx Global Natural Resources Income ETF – (Nasdaq ticker “FTRI”)
First Trust Indxx Global Agriculture ETF – (Nasdaq ticker “FTAG”)
First Trust Indxx NextG ETF – (Nasdaq ticker “NXTG”)
First Trust S-Network Future Vehicles & Technology ETF – (Nasdaq ticker “CARZ”)
First Trust Cloud Computing ETF – (Nasdaq ticker “SKYY”)
First Trust International Equity Opportunities ETF – (Nasdaq ticker “FPXI”)
First Trust Nasdaq Cybersecurity ETF – (Nasdaq ticker “CIBR”)
First Trust IPOX® Europe Equity Opportunities ETF – (Nasdaq ticker “FPXE”)
First Trust Dow Jones International Internet ETF – (Nasdaq ticker “FDNI”)
Each of DTRE, FAN, GRID, FTRI, FTAG, CARZ, FPXI, CIBR, FPXE and FDNI operates as a non-diversified series of the Trust. Each of FDD, FGD, RBLD, NXTG and SKYY operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust STOXX® European Select Dividend Index Fund	STOXX® Europe Select Dividend 30 Index
First Trust Alerian Disruptive Technology Real Estate ETF	Alerian Disruptive Technology Real Estate Index
First Trust Dow Jones Global Select Dividend Index Fund	Dow Jones Global Select Dividend Index
First Trust Global Wind Energy ETF	ISE Clean Edge Global Wind EnergyTM Index
First Trust Alerian U.S. NextGen Infrastructure ETF	Alerian U.S. NextGen Infrastructure Index
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	Nasdaq Clean Edge Smart Grid InfrastructureTM Index
First Trust Indxx Global Natural Resources Income ETF	Indxx Global Natural Resources Income Index
First Trust Indxx Global Agriculture ETF	Indxx Global Agriculture Index
First Trust Indxx NextG ETF	Indxx 5G & NextG Thematic IndexSM
First Trust S-Network Future Vehicles & Technology ETF	S-Network Electric & Future Vehicle Ecosystem Index
First Trust Cloud Computing ETF	ISE CTA Cloud ComputingTM Index
First Trust International Equity Opportunities ETF	IPOX® International Index
First Trust Nasdaq Cybersecurity ETF	Nasdaq CTA CybersecurityTM Index
First Trust IPOX® Europe Equity Opportunities ETF	IPOX®-100 Europe Index
First Trust Dow Jones International Internet ETF	Dow Jones International Internet Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
(“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the value of similar foreign securities traded on other foreign markets;
 2)
ADR trading of similar securities;
 3)
closed-end fund or exchange-traded fund trading of similar securities;
 4)
foreign currency exchange activity;
 5)
the trading prices of financial products that are tied to baskets of foreign securities;
 6)
factors relating to the event that precipitated the pricing problem;
 7)
whether the event is likely to recur;
 8)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
 9)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Distributions received from a Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers with the exception of FAN. The

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Bank of New York Mellon (“BNYM”) acts as FAN’s securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2023, FAN, GRID, FTRI, NXTG, CARZ, SKYY, and FPXI had securities in the securities lending program. During the fiscal year ended September 30, 2023, FAN, RBLD, GRID, FRTI, NXTG, CARZ, SKYY, FPXI, CIBR, and FPXE participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH or BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH and BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH or BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH or BNYM.
F. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH or BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2023, were received as collateral for lending securities.
G. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust STOXX® European Select Dividend Index Fund	$11,339,350	$—	$—
First Trust Alerian Disruptive Technology Real Estate ETF	637,446	—	—
First Trust Dow Jones Global Select Dividend Index Fund	39,597,608	—	—
First Trust Global Wind Energy ETF	4,348,626	—	—
First Trust Alerian U.S. NextGen Infrastructure ETF	97,141	—	—
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	10,318,462	—	—
First Trust Indxx Global Natural Resources Income ETF	15,107,267	—	—
First Trust Indxx Global Agriculture ETF	569,279	—	—
First Trust Indxx NextG ETF	6,776,282	—	—
First Trust S-Network Future Vehicles & Technology ETF	653,962	—	—
First Trust Cloud Computing ETF	—	—	—
First Trust International Equity Opportunities ETF	1,774,581	—	—
First Trust Nasdaq Cybersecurity ETF	18,090,451	—	—
First Trust IPOX® Europe Equity Opportunities ETF	74,090	—	—
First Trust Dow Jones International Internet ETF	121,095	—	—
The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust STOXX® European Select Dividend Index Fund	$13,077,255	$—	$—
First Trust Alerian Disruptive Technology Real Estate ETF	1,182,167	—	—
First Trust Dow Jones Global Select Dividend Index Fund	33,007,963	—	—
First Trust Global Wind Energy ETF	4,523,536	—	—
First Trust Alerian U.S. NextGen Infrastructure ETF	174,012	—	—
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	6,402,097	—	—
First Trust Indxx Global Natural Resources Income ETF	14,042,378	—	—
First Trust Indxx Global Agriculture ETF	278,287	—	—
First Trust Indxx NextG ETF	21,161,695	4,454,950	—
First Trust S-Network Future Vehicles & Technology ETF	1,776,897	—	—
First Trust Cloud Computing ETF	47,254,977	—	—
First Trust International Equity Opportunities ETF	4,260,436	—	—
First Trust Nasdaq Cybersecurity ETF	33,554,011	—	—
First Trust IPOX® Europe Equity Opportunities ETF	115,891	—	—
First Trust Dow Jones International Internet ETF	—	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
As of September 30, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust STOXX® European Select Dividend Index Fund	$1,406,286	$(84,715,028)	$(16,836,923)
First Trust Alerian Disruptive Technology Real Estate ETF	151,779	(7,722,637)	(408,566)
First Trust Dow Jones Global Select Dividend Index Fund	4,982,215	(209,201,024)	(89,309,172)
First Trust Global Wind Energy ETF	340,291	(75,299,201)	(73,068,366)
First Trust Alerian U.S. NextGen Infrastructure ETF	5,031	(8,980,153)	198,179
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	593,843	(51,618,361)	(16,518,598)
First Trust Indxx Global Natural Resources Income ETF	1,345,983	(95,394,649)	(21,199,076)
First Trust Indxx Global Agriculture ETF	21,909	(21,056,332)	(3,414,171)
First Trust Indxx NextG ETF	928,216	(11,135,895)	(34,547,005)
First Trust S-Network Future Vehicles & Technology ETF	61,694	(15,410,071)	(4,314,215)
First Trust Cloud Computing ETF	—	(1,517,519,715)	(121,708,848)
First Trust International Equity Opportunities ETF	98,369	(362,941,971)	14,544,261
First Trust Nasdaq Cybersecurity ETF	878,527	(648,374,027)	307,851,876
First Trust IPOX® Europe Equity Opportunities ETF	33,970	(4,014,153)	290,838
First Trust Dow Jones International Internet ETF	—	(20,256,808)	(18,244,575)
H. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of September 30, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust STOXX® European Select Dividend Index Fund	$84,715,028
First Trust Alerian Disruptive Technology Real Estate ETF*	7,722,637
First Trust Dow Jones Global Select Dividend Index Fund	209,201,024
First Trust Global Wind Energy ETF	75,299,201
First Trust Alerian U.S. NextGen Infrastructure ETF	8,980,153
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	51,618,361
First Trust Indxx Global Natural Resources Income ETF	95,394,649
First Trust Indxx Global Agriculture ETF	21,056,332
First Trust Indxx NextG ETF	11,135,895
First Trust S-Network Future Vehicles & Technology ETF	15,410,071
First Trust Cloud Computing ETF	1,517,519,715
First Trust International Equity Opportunities ETF	362,941,971
First Trust Nasdaq Cybersecurity ETF	648,374,027
First Trust IPOX® Europe Equity Opportunities ETF	4,014,153
First Trust Dow Jones International Internet ETF	20,256,808

*
$75,097 of First Trust Alerian Disruptive Technology Real Estate ETF’s non-expiring net capital losses is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $38,346 per year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
During the taxable year ended September 30, 2023, the following Fund utilized non-expiring capital loss carryforwards in the following amounts:

Capital Loss Carryforward Utilized
First Trust Alerian U.S. NextGen Infrastructure ETF	$10,164
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust STOXX® European Select Dividend Index Fund	$(97,884)	$3,177,787	$(3,079,903)
First Trust Alerian Disruptive Technology Real Estate ETF	405,848	(971,279)	565,431
First Trust Dow Jones Global Select Dividend Index Fund	(1,058,041)	6,162,711	(5,104,670)
First Trust Global Wind Energy ETF	(41,458)	(4,900,812)	4,942,270
First Trust Alerian U.S. NextGen Infrastructure ETF	834	254,436	(255,270)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	(209,329)	(25,875,246)	26,084,575
First Trust Indxx Global Natural Resources Income ETF	(117,149)	(1,041,928)	1,159,077
First Trust Indxx Global Agriculture ETF	(20,056)	385,144	(365,088)
First Trust Indxx NextG ETF	(538,865)	(15,775,579)	16,314,444
First Trust S-Network Future Vehicles & Technology ETF	(10,643)	(1,426,004)	1,436,647
First Trust Cloud Computing ETF	1,895,329	(182,422,627)	180,527,298
First Trust International Equity Opportunities ETF	(128,069)	(5,186,349)	5,314,418
First Trust Nasdaq Cybersecurity ETF	32,782	(128,880,865)	128,848,083
First Trust IPOX® Europe Equity Opportunities ETF	2,385	(425,561)	423,176
First Trust Dow Jones International Internet ETF	13,862	3,219,454	(3,233,316)
As of September 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust STOXX® European Select Dividend Index Fund	$193,629,187	$10,020,849	$(26,707,280)	$(16,686,431)
First Trust Alerian Disruptive Technology Real Estate ETF	20,955,809	1,883,864	(2,289,476)	(405,612)
First Trust Dow Jones Global Select Dividend Index Fund	717,470,762	33,520,144	(122,681,036)	(89,160,892)
First Trust Global Wind Energy ETF	282,735,296	13,730,962	(86,772,108)	(73,041,146)
First Trust Alerian U.S. NextGen Infrastructure ETF	7,385,022	909,792	(710,811)	198,981
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	1,034,550,373	90,977,588	(107,497,554)	(16,519,966)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Indxx Global Natural Resources Income ETF	$259,967,394	$8,007,887	$(29,046,804)	$(21,038,917)
First Trust Indxx Global Agriculture ETF	16,136,690	646,719	(4,025,638)	(3,378,919)
First Trust Indxx NextG ETF	420,705,411	38,127,293	(72,301,396)	(34,174,103)
First Trust S-Network Future Vehicles & Technology ETF	47,383,312	3,375,805	(7,686,167)	(4,310,362)
First Trust Cloud Computing ETF	2,768,891,447	476,004,385	(597,713,233)	(121,708,848)
First Trust International Equity Opportunities ETF	155,660,026	19,884,913	(5,332,773)	14,552,140
First Trust Nasdaq Cybersecurity ETF	4,650,694,733	756,413,252	(448,557,865)	307,855,387
First Trust IPOX® Europe Equity Opportunities ETF	3,865,773	523,844	(232,811)	291,033
First Trust Dow Jones International Internet ETF	43,606,763	495,792	(18,740,343)	(18,244,551)
I. Expenses
Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust Alerian Disruptive Technology Real Estate ETF, First Trust Alerian U.S. NextGen Infrastructure ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx NextG ETF, First Trust S-Network Future Vehicles & Technology ETF, First Trust Cloud Computing ETF, First Trust International Equity Opportunities ETF, First Trust Nasdaq Cybersecurity ETF, First Trust IPOX® Europe Equity Opportunities ETF, and First Trust Dow Jones International Internet ETF (the “Unitary Fee Funds”), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.
First Trust has entered into licensing agreements with each of the following “Licensors” for the respective Funds:

Fund	Licensor
First Trust STOXX® European Select Dividend Index Fund	STOXX Limited
First Trust Alerian Disruptive Technology Real Estate ETF	VettaFi LLC
First Trust Dow Jones Global Select Dividend Index Fund	S&P Dow Jones Indices LLC
First Trust Global Wind Energy ETF	Nasdaq, Inc.
First Trust Alerian U.S. NextGen Infrastructure ETF	VettaFi LLC
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	Nasdaq, Inc.
First Trust Indxx Global Natural Resources Income ETF	Indxx, Inc.
First Trust Indxx Global Agriculture ETF	Indxx, Inc.
First Trust Indxx NextG ETF	Indxx, Inc.
First Trust S-Network Future Vehicles & Technology ETF	VettaFi LLC
First Trust Cloud Computing ETF	Nasdaq, Inc.
First Trust International Equity Opportunities ETF	IPOX® Schuster LLC
First Trust Nasdaq Cybersecurity ETF	Nasdaq, Inc.
First Trust IPOX® Europe Equity Opportunities ETF	IPOX® Schuster LLC
First Trust Dow Jones International Internet ETF	S&P Dow Jones Indices LLC
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
For the Unitary Fee Funds, First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	RBLD	SKYY	CIBR
Fund net assets up to and including $2.5 billion	0.65000%	0.600%	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.585%	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.570%	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.555%	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%	0.540%	0.540%
Fund net assets greater than $15 billion	0.55250%	0.510%	0.510%

Breakpoints	DTRE	FTRI	FTAG	NXTG
Fund net assets up to and including $2.5 billion	0.600%	0.7000%	0.7000%	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.6825%	0.6825%	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.6650%	0.6650%	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.6475%	0.6475%	0.6475%
Fund net assets greater than $10 billion	0.540%	0.6300%	0.6300%	0.6300%

Breakpoints	CARZ	FPXI	FPXE	FDNI
Fund net assets up to and including $2.5 billion	0.7000%	0.7000%	0.7000%	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%	0.6825%	0.6825%	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%	0.6650%	0.6650%	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%	0.6475%	0.6475%	0.60125%
Fund net assets greater than $10 billion	0.6300%	0.6300%	0.6300%	0.58500%
Prior to November 1, 2022, the Funds paid First Trust an annual unitary management fee based on each Fund’s average daily net assets at the following rates:

% of Daily Net Assets
First Trust Alerian Disruptive Technology Real Estate ETF	0.60%
First Trust Alerian U.S. NextGen Infrastructure ETF	0.65%
First Trust Indxx Global Natural Resources Income ETF	0.70%
First Trust Indxx Global Agriculture ETF	0.70%
First Trust Indxx NextG ETF	0.70%
First Trust S-Network Future Vehicles & Technology ETF	0.70%
First Trust Cloud Computing ETF	0.60%
First Trust International Equity Opportunities ETF	0.70%
First Trust Nasdaq Cybersecurity ETF	0.60%
First Trust IPOX® Europe Equity Opportunities ETF	0.70%
First Trust Dow Jones International Internet ETF	0.65%
Effective November 1, 2022, for the First Trust STOXX® European Select Dividend Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, and First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (such Funds, the “Expense Cap Funds”), First Trust is paid an annual management fee based on a percentage of each Fund’s average daily net assets and calculated pursuant to the schedule below:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Breakpoints
Fund net assets up to and including $2.5 billion	0.40%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.39%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.38%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.37%
Fund net assets greater than $10 billion	0.36%
Prior to November 1, 2022, First Trust was paid an annual management fee of 0.40% of each Fund’s average daily net assets.
For the Expense Cap Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement (“Recovery Agreement”) in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the “Expense Cap”) at least through January 31, 2025.

Expense Cap
First Trust STOXX® European Select Dividend Index Fund	0.60%
First Trust Dow Jones Global Select Dividend Index Fund	0.60%
First Trust Global Wind Energy ETF	0.60%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	0.70%
Prior to November 1, 2022, expenses reimbursed and fees waived by First Trust under the Recovery Agreement were subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by a Fund if it resulted in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in “Expenses previously waived or reimbursed” on the Statements of Operations. First Trust did not recover expenses from any Funds during the fiscal year ended September 30, 2023. Effective November 1, 2022, in connection with the introduction of breakpoints discussed above, First Trust has agreed to remove its ability to recover previous expenses borne and fees waived under the Recovery Agreement.
The Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended September 30, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust STOXX® European Select Dividend Index Fund	$87,764,807	$87,407,437
First Trust Alerian Disruptive Technology Real Estate ETF	9,623,121	9,568,091
First Trust Dow Jones Global Select Dividend Index Fund	275,415,402	246,666,769

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
	Purchases	Sales
First Trust Global Wind Energy ETF	$66,970,623	$65,557,843
First Trust Alerian U.S. NextGen Infrastructure ETF	2,458,452	2,439,191
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	205,268,543	179,825,415
First Trust Indxx Global Natural Resources Income ETF	210,395,233	209,145,805
First Trust Indxx Global Agriculture ETF	2,685,832	4,278,114
First Trust Indxx NextG ETF	63,289,388	93,200,217
First Trust S-Network Future Vehicles & Technology ETF	16,753,565	17,701,463
First Trust Cloud Computing ETF	950,276,042	943,997,599
First Trust International Equity Opportunities ETF	316,937,408	343,417,811
First Trust Nasdaq Cybersecurity ETF	1,455,471,600	1,440,731,428
First Trust IPOX® Europe Equity Opportunities ETF	6,526,411	6,514,780
First Trust Dow Jones International Internet ETF	19,434,191	19,344,883
For the fiscal year ended September 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust STOXX® European Select Dividend Index Fund	$18,002,835	$23,509,311
First Trust Alerian Disruptive Technology Real Estate ETF	—	3,967,797
First Trust Dow Jones Global Select Dividend Index Fund	135,094,900	64,553,178
First Trust Global Wind Energy ETF	16,856,490	50,645,513
First Trust Alerian U.S. NextGen Infrastructure ETF	—	2,145,764
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	470,429,377	113,637,426
First Trust Indxx Global Natural Resources Income ETF	91,312,151	62,148,802
First Trust Indxx Global Agriculture ETF	—	8,376,868
First Trust Indxx NextG ETF	20,679,712	174,661,227
First Trust S-Network Future Vehicles & Technology ETF	10,052,530	18,096,385
First Trust Cloud Computing ETF	140,843,105	1,070,375,159
First Trust International Equity Opportunities ETF	—	153,123,326
First Trust Nasdaq Cybersecurity ETF	126,155,449	665,107,548
First Trust IPOX® Europe Equity Opportunities ETF	—	2,154,160
First Trust Dow Jones International Internet ETF	3,814,002	9,780,631
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust STOXX® European Select Dividend Index Fund, First Trust Alerian Disruptive Technology Real Estate ETF, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Alerian U.S. NextGen Infrastructure ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx NextG ETF, First Trust S-Network Future Vehicles & Technology ETF, First Trust Cloud Computing ETF, First Trust International Equity Opportunities ETF, First Trust Nasdaq Cybersecurity ETF, First Trust IPOX® Europe Equity Opportunities ETF, and First Trust Dow Jones International Internet ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund II, including the portfolios of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods listed in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust STOXX® European Select Dividend Index Fund	For the years ended September 30, 2023, 2022, 2021, 2020 and 2019
First Trust Alerian Disruptive Technology Real Estate ETF
First Trust Dow Jones Global Select Dividend Index Fund
First Trust Global Wind Energy ETF
First Trust Alerian U.S. NextGen Infrastructure ETF
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
First Trust Indxx Global Natural Resources Income ETF
First Trust Indxx Global Agriculture ETF
First Trust Indxx NextG ETF
First Trust S-Network Future Vehicles & Technology ETF
First Trust Cloud Computing ETF
First Trust International Equity Opportunities ETF
First Trust Nasdaq Cybersecurity ETF
First Trust IPOX® Europe Equity Opportunities ETF	For the years ended September 30, 2023, 2022, 2021, 2020 and for the period from October 4, 2018 (commencement of investment operations) through September 30, 2019
First Trust Dow Jones International Internet ETF	For the years ended September 30, 2023, 2022, 2021, 2020 and for the period from November 5, 2018 (commencement of investment operations) through September 30, 2019
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered

Report of Independent Registered Public Accounting Firm (Continued)
with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche, LLP

Chicago, Illinois
November 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended September 30, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust STOXX® European Select Dividend Index Fund	0.00%
First Trust Alerian Disruptive Technology Real Estate ETF	0.00%
First Trust Dow Jones Global Select Dividend Index Fund	7.77%
First Trust Global Wind Energy ETF	14.56%
First Trust Alerian U.S. NextGen Infrastructure ETF	100.00%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	21.97%
First Trust Indxx Global Natural Resources Income ETF	12.71%
First Trust Indxx Global Agriculture ETF	16.38%
First Trust Indxx NextG ETF	20.37%
First Trust S-Network Future Vehicles & Technology ETF	38.16%
First Trust Cloud Computing ETF	0.00%
First Trust International Equity Opportunities ETF	0.00%
First Trust Nasdaq Cybersecurity ETF	100.00%
First Trust IPOX® Europe Equity Opportunities ETF	0.00%
First Trust Dow Jones International Internet ETF	0.00%
For the taxable year ended September 30, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust STOXX® European Select Dividend Index Fund	100.00%
First Trust Alerian Disruptive Technology Real Estate ETF	6.08%
First Trust Dow Jones Global Select Dividend Index Fund	100.00%
First Trust Global Wind Energy ETF	100.00%
First Trust Alerian U.S. NextGen Infrastructure ETF	100.00%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	100.00%
First Trust Indxx Global Natural Resources Income ETF	100.00%
First Trust Indxx Global Agriculture ETF	100.00%
First Trust Indxx NextG ETF	86.76%
First Trust S-Network Future Vehicles & Technology ETF	100.00%

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
Qualified Dividend Income
First Trust Cloud Computing ETF	0.00%
First Trust International Equity Opportunities ETF	100.00%
First Trust Nasdaq Cybersecurity ETF	100.00%
First Trust IPOX® Europe Equity Opportunities ETF	91.41%
First Trust Dow Jones International Internet ETF	37.28%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended September 30, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
The following Funds meet the requirements of Section 853 of the Code and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2023, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust STOXX® European Select Dividend Index Fund	$15,410,908	$0.94	$1,808,986	$0.11
First Trust Dow Jones Global Select Dividend Index Fund	48,468,431	1.58	5,685,051	0.19
First Trust Global Wind Energy ETF	5,239,034	0.37	624,405	0.04
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	10,129,001	0.93	910,197	0.08
First Trust Indxx Global Natural Resources Income ETF	15,550,051	0.85	779,364	0.04
First Trust Indxx Global Agriculture ETF	632,990	1.29	90,240	0.18
First Trust Indxx NextG ETF	8,948,163	1.60	1,323,494	0.24
First Trust International Equity Opportunities ETF	2,890,700	0.66	221,161	0.05
First Trust IPOX® Europe Equity Opportunities ETF	127,317	0.64	10,281	0.05
First Trust Dow Jones International Internet ETF	312,379	0.25	3,149	0.00
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreements
(Unitary Fee Funds)
The Board of Trustees of First Trust Exchange-Traded Fund II (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following eight series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust Alerian Disruptive Technology Real Estate ETF (DTRE)
First Trust Alerian U.S. NextGen Infrastructure ETF (RBLD)
First Trust Indxx Global Natural Resources Income ETF (FTRI)
First Trust Indxx Global Agriculture ETF (FTAG)
First Trust Indxx NextG ETF (NXTG)
First Trust S-Network Future Vehicles & Technology ETF (CARZ)
First Trust Cloud Computing ETF (SKYY)
First Trust International Equity Opportunities ETF (FPXI)
First Trust Nasdaq Cybersecurity ETF (CIBR)
First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
First Trust Dow Jones International Internet ETF (FDNI)

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio of FPXE was below the median total (net) expense ratio of the

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
peer funds in its respective Expense Group and that the total (net) expense ratio of each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  With respect to each of DTRE and RBLD, the Board noted that during 2022, shareholders of each Fund approved the adoption of a unitary fee structure for the Fund, and that DTRE began paying a unitary fee on September 29, 2022 and RBLD began paying a unitary fee on August 1, 2022.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information for periods ended December 31, 2022 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index.  With respect to DTRE, the Board noted that during 2021, it approved changes to the Fund’s investment objective and, effective September 29, 2022, the Fund changed its name and ticker symbol and began tracking the Alerian Disruptive Technology Real Estate Index, and that the performance information included a blend of the old and new indexes.  With respect to RBLD, the Board noted that during 2021, it approved changes to the Fund’s investment objective and, effective August 1, 2022, the Fund changed its name and ticker symbol and began tracking the Alerian U.S. NextGen Infrastructure Index, and that the performance information included a blend of the old and new indexes.  With respect to CARZ, the Board noted that during 2021, it approved changes to the Fund’s investment objective and, effective January 26, 2022, the Fund changed its name and began tracking the S-Network Electric & Future Vehicle Ecosystem Index, and that the performance information included a blend of the old and new indexes.  With respect to NXTG, the Board noted that during 2019, it approved changes to the Fund’s investment objective and, effective May 29, 2019, the Fund changed its name and ticker symbol and began tracking the Indxx 5G & NextG Thematic Index, and that the performance information included a blend of the old and new indexes.  With respect to FTRI and FTAG, the Board noted that during 2015, shareholders of each Fund approved changes to each Fund’s investment objective and, effective December 18, 2015, each Fund changed its name and ticker symbol, FTRI began tracking the Indxx Global Natural Resources Income Index and FTAG began tracking the Indxx Global Agricultural Index, and that the performance information included a blend of the old and new indexes.  Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range.  In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index and noted the Advisor’s discussion of SKYY’s, FPXI’s and FPXE’s performance at the April 17, 2023 meeting.  However, given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
(Non-Unitary Fee Funds)
The Board of Trustees of First Trust Exchange-Traded Fund II (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following six series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust STOXX® European Select Dividend Index Fund (FDD)
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust Global Wind Energy ETF (FAN)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory fee.

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory fee rate schedule payable by each Fund under the Agreement for the services provided.  The Board considered that the Advisor agreed to extend the current expense cap for each Fund through January 31, 2025.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund’s Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio of FGD was below the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio of each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the advisory fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information for periods ended December 31, 2022 regarding the performance of each Fund’s underlying index, the correlation between each Fund’s performance and that of its underlying index, each Fund’s tracking difference and each Fund’s excess return as compared to its benchmark index.  Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range.  In addition, the Board reviewed data prepared by Broadridge comparing each Fund’s performance to that of its respective Performance Universe and to that of a broad-based benchmark index.  However, given each Fund’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.
On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the advisory fee rate schedule for each Fund includes breakpoints pursuant to which the advisory fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
each Fund for the twelve months ended December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund II funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2022, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $6,121,885. This figure is comprised of $237,324 paid (or to be paid) in fixed compensation and $5,884,561 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $3,228,699 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,893,186 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	246	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	246
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	246
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	246	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	246	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	221	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	246	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund II
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Period Ended
September 30, 2023

First Trust Exchange-Traded Fund II
Book 2

First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)
First Trust Indxx Metaverse ETF (ARVR)
First Trust Bloomberg Emerging Market Democracies ETF (EMDM)

Table of Contents
First Trust Exchange-Traded Fund II
Annual Report
September 30, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that:informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund II
Annual Letter from the Chairman and CEO
September 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund II (the “Funds”), which contains detailed information about the Funds for the twelve months ended September 30, 2023. Please note that the First Trust Bloomberg Emerging Market Democracies ETF (EMDM) was incepted on March 2, 2023, so information in this letter and the report prior to that date will not apply to that Fund.
A famous financial industry quote came to mind as I was sizing up the current business climate:“Wall Street has a few prudent principles; the trouble is that they are always forgotten when they are most needed.” The past year has been a time when those who stuck with their principles were rewarded, in my opinion. The financial markets continue to battle a myriad of headwinds, from geopolitical uncertainty resulting from war (Israel and Hamas and the conflict between Russia and Ukraine), to slowing global economic growth and inflation. Inflation, for one, has remained persistently high. A common measure of inflation is the 12-month rate of change in the Consumer Price Index (“CPI”). The CPI stood at 3.7% on September 30, 2023, significantly lower than its most recent high of 9.1% set on June 30, 2022, but up from its most recent low of 3.0% on June 30, 2023. Considering this, as well as other better-than-expected economic data, the Federal Reserve recently noted that the Federal Funds target rate will need to remain elevated for a longer period than previously expected.
As many investors are likely aware, a higher Federal Funds target rate has deep implications for consumers. Perhaps the most obvious area impacted by higher rates is housing. The national average for a 30-year mortgage stood at 7.99% as of October 18, 2023, up from 3.22% on October 20, 2021. Higher mortgage rates, coupled with high home prices, are stretching U.S. home affordability. The monthly payment on a median-priced home ($407,100 in August 2023) with a 20% down payment, and a mortgage rate of 7.99%, comes in at $2,387. It is not just mortgage rates that are pressuring the budgets of U.S. households. Debt payments on car loans and credit cards are showing signs of weakness as well. Data from the Federal Reserve Bank of New York revealed that the rate of new credit card and new auto loan delinquencies stood at 7.2% and 7.3%, respectively, in the second quarter of 2023 (most recent data), surpassing pre-pandemic levels.
While headwinds to the global economy exist, not all the news is bad. Driven by technological developments in artificial intelligence, the U.S. equity markets have had a phenomenal year. Year-to-date through September 30, 2023, the S&P 500® Index has enjoyed a total return of 13.07%. Additionally, the U.S. exported a record 20.4 billion cubic feet per day (“Bcf/d”) of natural gas and 11.6 Bcf/d of liquefied natural gas (“LNG”) over the first six months of the year, making the U.S. the world’s largest exporter of LNG during this period. It can be tempting to deviate from fundamentals when times get tough, but we continue to encourage investors to hold fast to their principles; they will serve you for years to come.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund II
Annual Report
September 30, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Global Economy
The latest global growth forecast from the International Monetary Fund (“IMF”) released in October 2023 sees real gross domestic product growth rising by 3.0% worldwide in 2023, up from its 2.9% projection in January 2023. The IMF is currently forecasting a 2.1% growth rate for the U.S., up from its January 2023 estimate of 1.4%. Emerging Market and Developing Economies are expected to grow by 4.0% this year, unchanged from the IMF’s 4.0% estimate in January 2023. The IMF notes that risks to their global outlook remain tilted to the downside, citing the real estate crisis in China, the potential for increased volatility among commodity prices, and uncomfortably high inflation, among other reasons, for their outlook.
In the U.S., inflation, as measured by the Consumer Price Index (“CPI”), stood at 3.7% on a trailing 12-month basis at the end of September 2023, according to the U.S. Bureau of Labor Statistics. While this is significantly lower than the most recent high of 9.1% in June 2022, the September 2023 CPI reading reflects a re-acceleration in the metric when compared to its most recent low of 3.0% set on June 30, 2023.
Performance of Global Stocks and Bonds
The major U.S. stock indices delivered positive results over the past 12 months. The S&P 500® (the “Index”), S&P MidCap 400® and S&P SmallCap 600® Indices posted total returns of 21.62%, 15.51% and 10.08%, respectively, for the 12-month period ended September 30, 2023. Nine of the 11 major sectors that comprise the Index were positive on a total return basis. The top performer was the Information Technology sector, up 41.10%, while the worst showing came from the Utilities sector, down 7.02%.
A Bloomberg survey of twenty-two equity strategists found that their average 2023 year-end price target for the Index was 4,370 as of October 18, 2023, according to its own release. The highest and lowest estimates were 4,900 and 3,700, respectively. The Index closed trading on September 29, 2023, at 4,288.05. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for the 2023 and 2024 calendar years stood at -2.83% and 11.89%, respectively, as of October 13, 2023.
The broader foreign stock indices experienced positive total returns over the past year. For the 12-month period ended September 30, 2023, the MSCI World ex USA and MSCI Emerging Markets equity indices posted total returns of 24.00% (USD) and 11.70% (USD), respectively, according to Bloomberg. The major foreign bond indices were also up over the same period. The Bloomberg Global Aggregate Index of higher quality debt posted a total return of 2.24% (USD), while the Bloomberg EM Hard Currency Aggregate Index of emerging markets debt rose by 8.57% (USD), according to Bloomberg. The U.S. dollar fell 5.30% over the past 12 months against a basket of major currencies, as measured by the U.S. Dollar Index. The decrease in the dollar provided a boost to the performance of both foreign stock and bond indices, in our opinion.
Results were also positive in the U.S. bond market over the period. The top performing major debt group we track was intermediate U.S. high yield bonds. The Bloomberg Intermediate U.S. High Yield Index posted a total return of 10.34% for the 12-month period ended September 30, 2023. The worst performing U.S. debt group that we track was the Ginnie Mae 30-Year Bond. The Bloomberg Ginnie Mae 30-Year Index posted a total return of 0.29%. The yield on the benchmark 10-Year Treasury Note (“T-Note”) rose by 74 basis points in the period to close at 4.57% on September 29, 2023, according to Bloomberg. For comparative purposes, the average yield on the 10-Year T-Note was 2.27% for the 10-year period ended September 30, 2023.

Fund Performance Overview (Unaudited)
First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)
The First Trust Nasdaq Lux Digital Health Solutions ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Lux Health TechTM Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “EKG.” The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and depositary receipts that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index is designed to measure the performance of a selection of companies that are primarily engaged in and involved at the intersection of healthcare and technology, as classified by Lux Capital based on analysis of the products and services offered by those companies.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/23	Inception (3/22/22) to 9/30/23	Inception (3/22/22) to 9/30/23
Fund Performance
NAV	-0.56%	-21.63%	-31.07%
Market Price	-0.78%	-21.67%	-31.12%
Index Performance
Nasdaq Lux Health TechTM Index	0.12%	-21.14%	-30.40%
S&P Composite 1500® Health Care Index	7.38%	-2.93%	-4.44%
(See Notes to Fund Performance Overview on page 10.)
Performance Review
The Fund generated a net asset value (“NAV”) return of -0.56% during the 12-month period covered by this report. During the same period, the S&P Composite 1500® Health Care Index (the “Benchmark”) generated a return of 7.38%. The Health Care Equipment & Supplies industry received the greatest allocation in the Fund during the period covered by this report, with an average weight of 54.5%, and also had a contribution of 2.9% to the Fund’s return, the greatest of any industry. The Life Sciences Tools & Services industry, with an average weight of 23.4%, received the second greatest allocation within the Fund and was the most negatively contributing industry in the Fund with a contribution to return of -1.9%.

Nasdaq® and Nasdaq Lux Health TechTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Nasdaq Lux Digital Health Solutions ETF (EKG) (Continued)

Sector Allocation	% of Total Long-Term Investments
Health Care	100.0%
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Veeva Systems, Inc., Class A	8.9%
Intuitive Surgical, Inc.	8.5
Dexcom, Inc.	8.5
IQVIA Holdings, Inc.	8.1
Align Technology, Inc.	7.5
Hologic, Inc.	4.2
ResMed, Inc.	4.2
QIAGEN N.V.	4.1
Insulet Corp.	3.8
Illumina, Inc.	3.8
Total	61.6%

Performance of a $10,000 Initial Investment
March 22, 2022 - September 30, 2023

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
3/22/22
3/31/22
9/30/22
3/31/23
9/30/23
$9,556
$6,960
$6,893
First Trust Nasdaq Lux Digital Health Solutions ETF
Nasdaq Lux Health Tech™ Index
S&P Composite 1500® Health Care Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Metaverse ETF (ARVR)
The First Trust Indxx Metaverse ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Metaverse Index (the “Index”). The shares of the Fund are listed and trade on Nasdaq, Inc. under the ticker symbol “ARVR.” Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks and depositary receipts that comprise the Index. The Index is developed, maintained and sponsored by Indxx, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Fund’s investment advisor or the Fund’s distributor. According to the Index Provider, the Index is a rules-based index, however, the Index Provider reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a stock in the Index. “Metaverse” is a term used to describe the next generation of the Internet, which has the potential to allow creators to build the next chapter of human interaction through immersive experiences in three-dimensional virtual spaces. The Index is comprised of companies that provide services and products that support the infrastructure and applications of the Metaverse.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 9/30/23	Inception (4/19/22) to 9/30/23	Inception (4/19/22) to 9/30/23
Fund Performance
NAV	30.66%	-2.34%	-3.37%
Market Price	30.48%	-2.23%	-3.21%
Index Performance
Indxx Metaverse Index	31.64%	-1.49%	-2.16%
MSCI ACWI Index	20.80%	-1.93%	-2.78%
(See Notes to Fund Performance Overview on page 10.)
Performance Review
The Fund generated a NAV return of 30.66% during the 12-month period covered by this report. During the same period, the MSCI ACWI Index (the “Benchmark”) generated a return of 20.80%. Two sectors carried most of the weight in the Fund during the period. The Information Technology sector received an allocation of 55.8% and contributed 20.2% to the Fund’s return and the Communication Services sector received an allocation of 38.7% and contributed 8.9% to the Fund’s return. The only negatively contributing sector was the Health Care sector, in which the Fund held only one security. Teladoc Health, Inc. received a 1.2% allocation and created a -0.4% contribution to the Fund’s overall return. The Fund’s currency exposure had a 0.4% impact on performance during the period covered by this report.

Indxx and Indxx Metaverse Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Metaverse ETF (ARVR) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	55.5%
Communication Services	40.7
Consumer Discretionary	2.8
Health Care	1.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Xiaomi Corp., Class B	3.5%
Micron Technology, Inc.	3.4
Intel Corp.	3.4
Activision Blizzard, Inc.	3.4
Synopsys, Inc.	3.3
Adobe, Inc.	3.2
Zoom Video Communications, Inc., Class A	3.2
Amphenol Corp., Class A	3.2
NetEase, Inc.	3.1
Meta Platforms, Inc., Class A	3.1
Total	32.8%

Performance of a $10,000 Initial Investment
April 19, 2022 - September 30, 2023

$11,000
$10,000
$9,000
$8,000
$7,000
4/19/22
9/30/22
3/31/23
9/30/23
$9,784
$9,722
$9,663
First Trust Indxx Metaverse ETF
Indxx Metaverse Index
MSCI ACWI Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Bloomberg Emerging Market Democracies ETF (EMDM)
The First Trust Bloomberg Emerging Market Democracies ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Bloomberg Emerging Market Democracies Index (the “Index”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “EMDM.” The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks, depositary receipts, preferred shares, real estate investment trusts (“REITs”) and other securities that comprise the Index. The Index is owned and was developed and sponsored by Bloomberg Index Services Limited (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Fund’s investment advisor or the Fund’s distributor. According to the Index Provider, the Index is constructed to track the performance of companies within emerging market countries, as determined by the Index Provider, that meet minimum political rights and civil liberties standards to qualify as Electoral Democracies according to Freedom House, a non-profit, majority U.S. government funded organization in Washington D.C. that conducts research and advocacy on democracy, political freedom, and human rights. According to the Index Provider, to be eligible for inclusion in the Index, a security must be a constituent of the Bloomberg Emerging Markets Large & Mid Cap universe, meet the market capitalization and liquidity standards of the Index and belong to a country that is classified as an Electoral Democracy according to data from Freedom House.

Performance
Cumulative Total Returns
Inception (3/2/23) to 9/30/23
Fund Performance
NAV	0.83%
Market Price	1.18%
Index Performance
Bloomberg Emerging Market Democracies Index	2.11%
MSCI Emerging Markets Index	-0.75%
(See Notes to Fund Performance Overview on page 10.)
Performance Review
The Fund generated a NAV return of 0.83% from the Fund’s inception on March 2, 2023 through September 30, 2023. During the same period, the MSCI Emerging Markets Index (the “Benchmark”) generated a return of -0.75%. During the same period, the Fund gave a nearly equal allocation to investments in six countries:South Korea, 15.5%; Mexico, 15.5%; Brazil, 15.3%; India, 14.9%; Taiwan, 14.6%; and South Africa, 13.1%. The greatest contributor to the Fund’s return were investments in Brazil, which contributed 2.5% to the Fund’s overall return. The greatest drag on the Fund’s performance came from investments in Chile. The Fund invested in only two Chilean securities, but their combined contribution to the Fund’s return was -1.4%. The Fund’s currency exposure had a -1.4% impact on performance during the period covered by this report.

“Bloomberg®” and Bloomberg Emerging Market Democracies Index licensed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”) and have been licensed for use for certain purposes by First Trust Advisors L.P. (the “Licensee”). Bloomberg is not affiliated with the Licensee, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices or the Financial Products.

Fund Performance Overview (Unaudited) (Continued)
First Trust Bloomberg Emerging Market Democracies ETF (EMDM) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	25.0%
Information Technology	22.8
Materials	13.8
Energy	8.6
Consumer Staples	7.8
Consumer Discretionary	6.7
Industrials	6.5
Communication Services	5.7
Utilities	2.3
Health Care	0.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Samsung Electronics Co., Ltd.	8.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	7.9
Naspers Ltd., Class N	4.1
Petroleo Brasileiro S.A.	3.8
Grupo Mexico S.A.B. de C.V.	3.6
Vale S.A.	3.2
ORLEN S.A.	3.1
Grupo Financiero Banorte S.A.B. de C.V., Class O	2.9
Fomento Economico Mexicano S.A.B. de C.V.	2.9
HDFC Bank Ltd.	2.6
Total	42.2%

Performance of a $10,000 Initial Investment
March 2, 2023 - September 30, 2023

$10,500
$10,000
$9,500
3/2/23
3/31/23
9/30/23
$10,211
$10,083
$9,925
First Trust Bloomberg Emerging Market Democracies ETF
Bloomberg Emerging Market Democracies Index
MSCI Emerging Markets Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund II
Understanding Your Fund Expenses
September 30, 2023 (Unaudited)
As a shareholder of First Trust Nasdaq Lux Digital Health Solutions ETF, First Trust Indxx Metaverse ETF, or First Trust Bloomberg Emerging Market Democracies ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)
Actual	$1,000.00	$819.20	0.65%	$2.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
First Trust Indxx Metaverse ETF (ARVR)
Actual	$1,000.00	$990.60	0.70%	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
First Trust Bloomberg Emerging Market Democracies ETF (EMDM)
Actual	$1,000.00	$994.20	0.75%	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(April 1, 2023 through September 30, 2023), multiplied by 183/365 (to reflect the six-month period).

First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Biotechnology — 8.7%
385	Exact Sciences Corp. (a)	$26,265
283	Myriad Genetics, Inc. (a)	4,539
472	Natera, Inc. (a)	20,886
187	Twist Bioscience Corp. (a)	3,788
245	Veracyte, Inc. (a)	5,471
		60,949
	Health Care Equipment & Supplies — 52.2%
174	Align Technology, Inc. (a)	53,126
356	Alphatec Holdings, Inc. (a)	4,617
195	Axonics, Inc. (a)	10,943
639	Dexcom, Inc. (a)	59,619
95	Establishment Labs Holdings, Inc. (a)	4,662
444	Globus Medical, Inc., Class A (a)	22,045
431	Hologic, Inc. (a)	29,911
121	Inspire Medical Systems, Inc. (a)	24,011
168	Insulet Corp. (a)	26,794
206	Intuitive Surgical, Inc. (a)	60,212
92	iRhythm Technologies, Inc. (a)	8,672
139	Masimo Corp. (a)	12,188
162	QuidelOrtho Corp. (a)	11,832
202	ResMed, Inc.	29,870
193	Tandem Diabetes Care, Inc. (a)	4,009
99	TransMedics Group, Inc. (a)	5,420
		367,931
	Health Care Providers & Services — 6.5%
227	Accolade, Inc. (a)	2,402
76	Fulgent Genetics, Inc. (a)	2,032
416	Guardant Health, Inc. (a)	12,330
675	Hims & Hers Health, Inc. (a)	4,246
446	NeoGenomics, Inc. (a)	5,486
377	Privia Health Group, Inc. (a)	8,671
310	Progyny, Inc. (a)	10,546
		45,713
	Health Care Technology — 12.9%
449	Doximity, Inc., Class A (a)	9,528
218	Health Catalyst, Inc. (a)	2,206
183	Schrodinger, Inc. (a)	5,174
597	Teladoc Health, Inc. (a)	11,098
309	Veeva Systems, Inc., Class A (a)	62,866
		90,872
	Life Sciences Tools & Services — 19.7%
362	10X Genomics, Inc., Class A (a)	14,933
512	Adaptive Biotechnologies Corp. (a)	2,790
Shares	Description	Value

	Life Sciences Tools & Services (Continued)
393	Cytek Biosciences, Inc. (a)	$2,169
195	Illumina, Inc. (a)	26,770
290	IQVIA Holdings, Inc. (a)	57,057
784	Pacific Biosciences of California, Inc. (a)	6,546
709	QIAGEN N.V. (a)	28,715
		138,980
	Total Common Stocks	704,445
	(Cost $937,261)
MONEY MARKET FUNDS — 0.1%
724	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.20% (b)	724
	(Cost $724)

	Total Investments — 100.1%	705,169
	(Cost $937,985)
	Net Other Assets and Liabilities — (0.1)%	(401)
	Net Assets — 100.0%	$704,768

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of September 30, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 704,445	$ 704,445	$ —	$ —
Money Market Funds	724	724	—	—
Total Investments	$705,169	$705,169	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Metaverse ETF (ARVR)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Electronic Equipment, Instruments & Components — 6.5%
550	Amphenol Corp., Class A	$46,194
32,501	AUO Corp. (TWD)	16,512
4,602	Sunny Optical Technology Group Co., Ltd. (HKD)	32,142
		94,848
	Entertainment — 32.4%
526	Activision Blizzard, Inc.	49,249
516	Capcom Co., Ltd. (JPY)	18,621
1,530	DeNA Co., Ltd. (JPY)	15,405
345	Electronic Arts, Inc.	41,538
982	GungHo Online Entertainment, Inc. (JPY)	15,534
1,136	Koei Tecmo Holdings Co., Ltd. (JPY)	16,181
1,062	Mixi, Inc. (JPY)	16,874
2,242	NetEase, Inc. (HKD)	45,660
105	Netflix, Inc. (b)	39,648
530	Netmarble Corp. (KRW) (b) (c) (d)	16,535
2,312	Nexon Co., Ltd. (JPY)	41,422
1,040	Nintendo Co., Ltd. (JPY)	43,419
1,064	ROBLOX Corp., Class A (b)	30,813
410	Square Enix Holdings Co., Ltd. (JPY)	14,081
316	Take-Two Interactive Software, Inc. (b)	44,363
682	Ubisoft Entertainment S.A. (EUR) (b)	22,211
		471,554
	Health Care Technology — 1.0%
780	Teladoc Health, Inc. (b)	14,500
	Household Durables — 2.8%
494	Sony Group Corp. (JPY)	40,520
	Interactive Media & Services — 8.2%
150	Meta Platforms, Inc., Class A (b)	45,032
3,488	Snap, Inc., Class A (b)	31,078
1,100	Tencent Holdings Ltd. (HKD)	43,006
		119,116
	IT Services — 1.2%
899	Keywords Studios PLC (GBP)	16,975
	Semiconductors & Semiconductor Equipment — 26.5%
407	Advanced Micro Devices, Inc. (b)	41,848
1,391	Intel Corp.	49,450
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
510	Microchip Technology, Inc.	$39,805
730	Micron Technology, Inc.	49,662
102	NVIDIA Corp.	44,369
383	QUALCOMM, Inc.	42,536
893	STMicroelectronics N.V. (EUR)	38,750
446	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	38,757
257	Texas Instruments, Inc.	40,866
		386,043
	Software — 14.8%
91	Adobe, Inc. (b)	46,401
138	Microsoft Corp.	43,574
105	Synopsys, Inc. (b)	48,192
1,006	Unity Software, Inc. (b)	31,578
661	Zoom Video Communications, Inc., Class A (b)	46,230
		215,975
	Technology Hardware, Storage & Peripherals — 6.4%
247	Apple, Inc.	42,289
32,024	Xiaomi Corp., Class B (HKD) (b) (c) (d)	50,457
		92,746

	Total Investments — 99.8%	1,452,277
	(Cost $1,522,276)
	Net Other Assets and Liabilities — 0.2%	2,619
	Net Assets — 100.0%	$1,454,896

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

See Notes to Financial Statements

First Trust Indxx Metaverse ETF (ARVR)
Portfolio of Investments (Continued)
September 30, 2023
Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
TWD	– New Taiwan Dollar

Currency Exposure Diversification	% of Total Investments
United States Dollar	65.3%
Japanese Yen	15.3
Hong Kong Dollar	11.8
Euro	4.2
British Pound Sterling	1.2
South Korean Won	1.1
New Taiwan Dollar	1.1
Total	100.0%

Country Allocation†	% of Net Assets
United States	62.5%
Japan	15.2
Cayman Islands	11.8
Taiwan	3.8
Netherlands	2.7
France	1.5
United Kingdom	1.2
South Korea	1.1
Total Investments	99.8
Net Other Assets and Liabilities	0.2
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,452,277	$ 1,452,277	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Bloomberg Emerging Market Democracies ETF (EMDM)
Portfolio of Investments
September 30, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.8%
	Brazil — 16.8%
8,196	Ambev S.A.	$21,376
10,999	B3 S.A. - Brasil Bolsa Balcao	26,893
12,194	Banco Bradesco S.A. (Preference Shares)	34,691
5,176	Banco BTG Pactual S.A.	31,994
2,643	Banco do Brasil S.A.	24,808
7,361	Banco Santander Brasil S.A.	38,148
9,684	Itau Unibanco Holding S.A. (Preference Shares)	52,422
11,212	Itausa S.A. (Preference Shares)	20,186
1,535	Localiza Rent a Car S.A.	17,883
16,240	Petroleo Brasileiro S.A. (Preference Shares)	111,916
7,040	Vale S.A.	94,650
2,804	WEG S.A.	20,233
		495,200
	Cayman Islands — 0.2%
918	Chailease Holding Co., Ltd.	5,147
	Chile — 2.4%
1,185	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	70,477
	Czech Republic — 1.9%
1,299	CEZ AS	55,174
	India — 16.5%
400	Asian Paints Ltd.	15,226
141	Avenue Supermarts Ltd. (b) (c) (d)	6,241
1,606	Axis Bank Ltd.	20,050
150	Bajaj Finance Ltd.	14,109
323	Bajaj Finserv Ltd.	5,991
1,269	Bharti Airtel Ltd.	14,157
580	HCL Technologies Ltd.	8,625
4,238	HDFC Bank Ltd.	77,895
469	Hindustan Unilever Ltd.	13,925
3,856	ICICI Bank Ltd.	44,201
417	IndusInd Bank Ltd.	7,175
1,940	Infosys Ltd.	33,535
4,261	ITC Ltd.	22,803
760	Kotak Mahindra Bank Ltd.	15,885
593	Larsen & Toubro Ltd.	21,591
522	Mahindra & Mahindra Ltd.	9,770
74	Maruti Suzuki India Ltd.	9,455
20	Nestle India Ltd.	5,421
2,491	NTPC Ltd.	7,366
2,410	Power Grid Corp. of India Ltd.	5,797
1,775	Reliance Industries Ltd.	50,124
16	Shree Cement Ltd.	4,907
1,875	State Bank of India	13,515
Shares	Description	Value

	India (Continued)
583	Sun Pharmaceutical Industries Ltd.	$8,134
520	Tata Consultancy Services Ltd.	22,096
1,063	Tata Motors Ltd.	8,067
4,311	Tata Steel Ltd.	6,692
219	Titan Co., Ltd.	8,304
65	UltraTech Cement Ltd.	6,461
		487,518
	Mexico — 15.1%
75,984	America Movil S.A.B. de C.V., Series B	65,792
53,813	Cemex S.A.B. de C.V., Series CPO (c)	35,109
7,683	Fomento Economico Mexicano S.A.B. de C.V., Series UBD	83,908
10,251	Grupo Financiero Banorte S.A.B. de C.V., Class O	85,943
22,370	Grupo Mexico S.A.B. de C.V., Series B	105,884
18,306	Wal-Mart de Mexico S.A.B. de C.V.	68,907
		445,543
	Philippines — 1.5%
2,979	SM Investments Corp.	44,414
	Poland — 3.0%
6,702	ORLEN S.A.	90,052
	South Africa — 12.0%
21,965	FirstRand Ltd.	74,084
4,553	Gold Fields Ltd.	49,371
8,105	MTN Group Ltd.	48,308
761	Naspers Ltd., Class N	121,605
6,210	Standard Bank Group Ltd.	60,258
		353,626
	South Korea — 15.1%
82	Celltrion, Inc.	8,459
41	Ecopro BM Co., Ltd.	7,687
223	Hana Financial Group, Inc.	7,015
46	Hyundai Mobis Co., Ltd.	8,199
100	Hyundai Motor Co.	14,162
235	Kakao Corp.	7,654
269	KB Financial Group, Inc.	11,024
190	Kia Corp.	11,461
36	LG Chem Ltd.	13,246
83	LG Electronics, Inc.	6,206
20	LG Energy Solution Ltd. (c)	7,063
111	NAVER Corp.	16,575
51	POSCO Holdings, Inc.	20,220
15	Samsung Biologics Co., Ltd. (b) (c) (d)	7,570
4,699	Samsung Electronics Co., Ltd.	238,189
40	Samsung SDI Co., Ltd.	15,177
See Notes to Financial Statements

First Trust Bloomberg Emerging Market Democracies ETF (EMDM)
Portfolio of Investments (Continued)
September 30, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
380	Shinhan Financial Group Co., Ltd.	$10,025
415	SK Hynix, Inc.	35,275
		445,207
	Taiwan — 14.1%
2,204	ASE Technology Holding Co., Ltd.	7,476
5,534	Cathay Financial Holding Co., Ltd.	7,637
6,962	China Steel Corp.	5,446
3,108	Chunghwa Telecom Co., Ltd.	11,169
11,143	CTBC Financial Holding Co., Ltd.	8,457
1,141	Delta Electronics, Inc.	11,470
8,406	E.Sun Financial Holding Co., Ltd.	6,315
987	Evergreen Marine Corp. Taiwan Ltd.	3,547
6,573	First Financial Holding Co., Ltd.	5,406
2,880	Formosa Plastics Corp.	7,120
4,504	Fubon Financial Holding Co., Ltd.	8,469
7,041	Hon Hai Precision Industry Co., Ltd.	22,684
846	MediaTek, Inc.	19,263
6,402	Mega Financial Holding Co., Ltd.	7,477
2,916	Nan Ya Plastics Corp.	6,016
329	Novatek Microelectronics Corp.	4,311
1,606	Quanta Computer, Inc.	11,916
6,022	Taiwan Cooperative Financial Holding Co., Ltd.	4,776
1,437	Taiwan Mobile Co., Ltd.	4,211
14,338	Taiwan Semiconductor Manufacturing Co., Ltd.	232,300
2,898	Uni-President Enterprises Corp.	6,293
6,334	United Microelectronics Corp.	8,869
7,304	Yuanta Financial Holding Co., Ltd.	5,668
		416,296
	United Kingdom — 1.2%
2,157	Anglogold Ashanti PLC	34,715
	Total Common Stocks	2,943,369
	(Cost $3,153,024)
Shares	Description	Value
RIGHTS — 0.0%
	Brazil — 0.0%
11	Localiza Rent a Car S.A., expiring 11/21/23 (c) (e)	$35
	(Cost $0)

	Total Investments — 99.8%	2,943,404
	(Cost $3,153,024)
	Net Other Assets and Liabilities — 0.2%	5,654
	Net Assets — 100.0%	$2,949,058

(a)
Portfolio securities are categorized based upon their country of incorporation, which can be different from the country
categorization of the Fund’s underlying index. For a
breakdown of the portfolio securities by sector, please see the
Fund Performance Overview.

(b)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration. As such, it does not require the additional disclosure required of
restricted securities.

(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

Currency Exposure Diversification	% of Total Investments
Brazilian Real	16.8%
Indian Rupee	16.6
Mexican Peso	15.1
South Korean Won	15.1
New Taiwan Dollar	14.3
South African Rand	13.2
Polish Zloty	3.1
Chilean Peso	2.4
Czech Republic Koruna	1.9
Philippines Peso	1.5
Total	100.0%
See Notes to Financial Statements

First Trust Bloomberg Emerging Market Democracies ETF (EMDM)
Portfolio of Investments (Continued)
September 30, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 9/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 2,943,369	$ 2,943,369	$ —	$ —
Rights*	35	35	—	—
Total Investments	$2,943,404	$2,943,404	$—	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Assets and Liabilities
September 30, 2023

	First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)	First Trust Indxx Metaverse ETF (ARVR)	First Trust Bloomberg Emerging Market Democracies ETF (EMDM)
ASSETS:
Investments, at value	$705,169	$1,452,277	$2,943,404
Cash	—	2,116	945
Foreign currency, at value	—	—	298
Receivables:
Dividends	1	1,358	7,938
Reclaims	—	3	470
Total Assets	705,170	1,455,754	2,953,055

LIABILITIES:
Payables:
Investment advisory fees	402	858	1,871
Deferred foreign capital gains tax	—	—	2,126
Total Liabilities	402	858	3,997
NET ASSETS	$704,768	$1,454,896	$2,949,058

NET ASSETS consist of:
Paid-in capital	$1,039,199	$1,589,560	$3,155,760
Par value	500	500	1,500
Accumulated distributable earnings (loss)	(334,931)	(135,164)	(208,202)
NET ASSETS	$704,768	$1,454,896	$2,949,058
NET ASSET VALUE, per share	$14.09	$29.10	$19.66
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	50,002	50,002	150,002
Investments, at cost	$937,985	$1,522,276	$3,153,024
Foreign currency, at cost (proceeds)	$—	$—	$298
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Operations
For the Period Ended September 30, 2023

	First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)	First Trust Indxx Metaverse ETF (ARVR)	First Trust Bloomberg Emerging Market Democracies ETF (EMDM) (a)
INVESTMENT INCOME:
Dividends	$552	$15,418	$55,799
Foreign withholding tax	—	(799)	(6,230)
Total investment income	552	14,619	49,569

EXPENSES:
Investment advisory fees	5,411	9,725	7,643
Total expenses	5,411	9,725	7,643
NET INVESTMENT INCOME (LOSS)	(4,859)	4,894	41,926

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(81,418)	(45,507)	(4,053)
In-kind redemptions	34,583	—	—
Foreign currency transactions	—	(415)	(7,689)
Foreign capital gains tax	—	—	(214)
Net realized gain (loss)	(46,835)	(45,922)	(11,956)
Net change in unrealized appreciation (depreciation) on:
Investments	60,999	382,641	(209,620)
Foreign currency translation	—	2	(145)
Deferred foreign capital gains tax	—	—	(2,126)
Net change in unrealized appreciation (depreciation)	60,999	382,643	(211,891)
NET REALIZED AND UNREALIZED GAIN (LOSS)	14,164	336,721	(223,847)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,305	$341,615	$(181,921)

(a)	Inception date is March 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Statements of Changes in Net Assets

	First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)
	Year Ended 9/30/2023	Period Ended 9/30/2022 (a)
OPERATIONS:
Net investment income (loss)	$(4,859)	$(4,916)
Net realized gain (loss)	(46,835)	(254,104)
Net change in unrealized appreciation (depreciation)	60,999	(293,815)
Net increase (decrease) in net assets resulting from operations	9,305	(552,835)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	—

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	824,516	2,043,810
Cost of shares redeemed	(837,447)	(782,581)
Net increase (decrease) in net assets resulting from shareholder transactions	(12,931)	1,261,229
Total increase (decrease) in net assets	(3,626)	708,394

NET ASSETS:
Beginning of period	708,394	—
End of period	$704,768	$708,394

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	50,002	—
Shares sold	50,000	100,002
Shares redeemed	(50,000)	(50,000)
Shares outstanding, end of period	50,002	50,002

(a)	Inception date is March 22, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is April 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(c)	Inception date is March 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Indxx Metaverse ETF (ARVR)		First Trust Bloomberg Emerging Market Democracies ETF (EMDM)
Year Ended 9/30/2023	Period Ended 9/30/2022 (b)	Period Ended 9/30/2023 (c)

$4,894	$3,121	$41,926
(45,922)	(190,428)	(11,956)
382,643	(452,641)	(211,891)
341,615	(639,948)	(181,921)

(3,940)	—	(26,281)

—	3,024,808	3,157,260
—	(1,267,639)	—
—	1,757,169	3,157,260
337,675	1,117,221	2,949,058

1,117,221	—	—
$1,454,896	$1,117,221	$2,949,058

50,002	—	—
—	100,002	150,002
—	(50,000)	—
50,002	50,002	150,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)

	Year Ended 9/30/2023	Period Ended 9/30/2022 (a)

Net asset value, beginning of period	$14.17	$20.44
Income from investment operations:
Net investment income (loss)	(0.10) (b)	(0.10)
Net realized and unrealized gain (loss)	0.02	(6.17)
Total from investment operations	(0.08)	(6.27)
Net asset value, end of period	$14.09	$14.17
Total return (c)	(0.56)%	(30.68)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$705	$708
Ratio of total expenses to average net assets	0.65%	0.65% (d)
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.61)% (d)
Portfolio turnover rate (e)	18%	5%

(a)	Inception date is March 22, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Metaverse ETF (ARVR)

	Year Ended 9/30/2023	Period Ended 9/30/2022 (a)

Net asset value, beginning of period	$22.34	$30.21
Income from investment operations:
Net investment income (loss)	0.10 (b)	0.06
Net realized and unrealized gain (loss)	6.74	(7.93)
Total from investment operations	6.84	(7.87)
Distributions paid to shareholders from:
Net investment income	(0.08)	—
Net asset value, end of period	$29.10	$22.34
Total return (c)	30.66%	(26.05)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,455	$1,117
Ratio of total expenses to average net assets	0.70%	0.70% (d)
Ratio of net investment income (loss) to average net assets	0.35%	0.28% (d)
Portfolio turnover rate (e)	31%	11%

(a)	Inception date is April 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund II
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Bloomberg Emerging Market Democracies ETF (EMDM)

Period Ended 9/30/2023 (a)

Net asset value, beginning of period	$19.81
Income from investment operations:
Net investment income (loss) (b)	0.49
Net realized and unrealized gain (loss)	(0.31)
Total from investment operations	0.18
Distributions paid to shareholders from:
Net investment income	(0.33)
Net asset value, end of period	$19.66
Total return (c)	0.83%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,949
Ratio of total expenses to average net assets	0.75% (d)
Ratio of net investment income (loss) to average net assets	4.11% (d)
Portfolio turnover rate (e)	12%

(a)	Inception date is March 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund II
September 30, 2023
1. Organization
First Trust Exchange-Traded Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen exchange-traded funds. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust:

First Trust Nasdaq Lux Digital Health Solutions ETF – (Nasdaq, Inc. (“Nasdaq”) ticker “EKG”)
First Trust Indxx Metaverse ETF – (Nasdaq ticker “ARVR”)
First Trust Bloomberg Emerging Market Democracies ETF – (NYSE Arca, Inc. ticker “EMDM”)(1)

(1)	Commenced investment operations on March 2, 2023.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Nasdaq Lux Digital Health Solutions ETF	Nasdaq Lux Health TechTM Index
First Trust Indxx Metaverse ETF	Indxx Metaverse Index
First Trust Bloomberg Emerging Market Democracies ETF	Bloomberg Emerging Market Democracies Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the value of similar foreign securities traded on other foreign markets;
 2)
ADR trading of similar securities;
 3)
closed-end fund or exchange-traded fund trading of similar securities;
 4)
foreign currency exchange activity;
 5)
the trading prices of financial products that are tied to baskets of foreign securities;
 6)
factors relating to the event that precipitated the pricing problem;
 7)
whether the event is likely to recur;
 8)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
 9)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of September 30, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended September 30, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Nasdaq Lux Digital Health Solutions ETF	$—	$—	$—
First Trust Indxx Metaverse ETF	3,940	—	—
First Trust Bloomberg Emerging Market Democracies ETF	26,281	—	—
There were no distributions paid during the fiscal period ended September 30, 2022.
As of September 30, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Lux Digital Health Solutions ETF	$(3,681)	$(98,200)	$(233,050)
First Trust Indxx Metaverse ETF	1,180	(65,665)	(70,679)
First Trust Bloomberg Emerging Market Democracies ETF	9,327	(2,486)	(215,043)
E. Income and Other Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For EKG and ARVR, the taxable years ended 2022 and 2023 remain open to federal and state audit. For EMDM, the taxable period ended 2023 remains open to federal and state audit. As of September 30, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At September 30, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Nasdaq Lux Digital Health Solutions ETF	$98,200
First Trust Indxx Metaverse ETF	65,665
First Trust Bloomberg Emerging Market Democracies ETF	2,486
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended September 30, 2023, the following Funds incurred and elected to defer net late year ordinary or capital losses as follows:

Qualified Late Year Losses
	Ordinary Losses	Capital Losses
First Trust Nasdaq Lux Digital Health Solutions ETF	$3,681	$—
First Trust Indxx Metaverse ETF	—	—
First Trust Bloomberg Emerging Market Democracies ETF	—	—
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended September 30, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Nasdaq Lux Digital Health Solutions ETF	$1,178	$(34,562)	$33,384
First Trust Indxx Metaverse ETF	(415)	415	—
First Trust Bloomberg Emerging Market Democracies ETF	(7,773)	7,773	—
As of September 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Nasdaq Lux Digital Health Solutions ETF	$938,219	$8,581	$(241,631)	$(233,050)
First Trust Indxx Metaverse ETF	1,522,957	140,862	(211,542)	(70,680)
First Trust Bloomberg Emerging Market Democracies ETF	3,156,176	80,135	(292,907)	(212,772)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit, license fees and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. Effective November 1, 2022, the annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	EKG	ARVR	EMDM
Fund net assets up to and including $2.5 billion	0.65000%	0.7000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%	0.6825%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%	0.6650%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%	0.6475%	0.69375%
Fund net assets greater than $10 billion	0.58500%	0.6300%	0.67500%
Prior to November 1, 2022, EKG and ARVR each paid First Trust an annual unitary management fee equal to 0.65% and 0.70%, respectively, of its average daily net assets.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended September 30, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Nasdaq Lux Digital Health Solutions ETF	$150,855	$155,968
First Trust Indxx Metaverse ETF	436,439	433,097
First Trust Bloomberg Emerging Market Democracies ETF	2,249,261	206,770
For the fiscal period ended September 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Nasdaq Lux Digital Health Solutions ETF	$824,356	$836,972
First Trust Indxx Metaverse ETF	—	—
First Trust Bloomberg Emerging Market Democracies ETF	1,114,680	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process:the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2025 for EKG and ARVR and February 28, 2025 for EMDM.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of First Trust Exchange-Traded Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Nasdaq Lux Digital Health Solutions ETF, First Trust Indxx Metaverse ETF, and First Trust Bloomberg Emerging Market Democracies ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund II, including the portfolios of investments, as of September 30, 2023, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the periods listed in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Nasdaq Lux Digital Health Solutions ETF	For the year ended September 30, 2023	For the year ended September 30, 2023, and for the period from March 22, 2022 (commencement of investment operations) through September 30, 2022
First Trust Indxx Metaverse ETF	For the year ended September 30, 2023	For the year ended September 30, 2023, and for the period from April 19, 2022 (commencement of investment operations) through September 30, 2022
First Trust Bloomberg Emerging Market Democracies ETF	For the period from March 2, 2023 (commencement of investment operations) through September 30, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche, LLP

Chicago, Illinois
November 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended September 30, 2023, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Nasdaq Lux Digital Health Solutions ETF	0.00%
First Trust Indxx Metaverse ETF	87.77%
First Trust Bloomberg Emerging Market Democracies ETF	0.00%
For the taxable period ended September 30, 2023, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Nasdaq Lux Digital Health Solutions ETF	0.00%
First Trust Indxx Metaverse ETF	87.77%
First Trust Bloomberg Emerging Market Democracies ETF	72.72%
The following Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2023, the total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Bloomberg Emerging Market Democracies ETF	$55,799	$0.37	$6,444	$0.04
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to:possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
First Trust Nasdaq Lux Digital Health Solutions ETF
First Trust Indxx Metaverse ETF
The Board of Trustees of First Trust Exchange-Traded Fund II (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust Nasdaq Lux Digital Health Solutions ETF (EKG)
First Trust Indxx Metaverse ETF (ARVR)

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group.  With respect to the Expense Groups, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance. Because ARVR and EKG commenced operations on April 19, 2022 and March 22, 2022, respectively, and therefore each Fund has a limited performance history, comparative performance information for the Funds was not reviewed.
On the basis of all the information provided on the unitary fee for each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale.  The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds.  The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds.  The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the period from the Fund’s inception through December 31, 2022 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2022.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews

Additional Information (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 17, 2023 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 17, 2022 through the Liquidity Committee’s annual meeting held on March 23, 2023 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, two funds breached the 15% limitation on illiquid investments for one day each, as a result of an unscheduled week-long closure of the stock exchange in Istanbul following devastating earthquakes in February, causing all Turkish equities to be re-classified as “illiquid” for one day. Each fund filed a Form N-RN on the day after the breach occurred, and one day later after the breach was cured. No fund with a highly liquid investment minimum breached that minimum during the reporting period. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	246	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	246
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	246
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	246	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	246	None
Bronwyn Wright, Trustee (1971)	• Indefinite Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	221	None

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	246	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.
(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund II
September 30, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund II
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $380,375 for the fiscal year ended September 30, 2022 and $381,563 for the fiscal year ended September 30, 2023.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022 and $0 for the fiscal year ended September 30, 2023.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022 and $0 for the fiscal year ended September 30, 2023.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $207,345 for the fiscal year ended September 30, 2022, and $436,849 for the fiscal year ended September 30, 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended September 30, 2022 and $0 for the fiscal year ended September 30, 2023.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2022 and $0 for the fiscal year ended September 30, 2023.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2022 and $0 for the fiscal year ended September 30, 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Advisor and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended September 30, 2022 were $207,345 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor and for the fiscal year ended September 30, 2023 were $436,849 for the registrant, $31,000 for the registrant’s investment advisor and $45,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Thomas R. Kadlec, Denise M. Keefe, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

(b)	Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a) (1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a) (2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	December 5, 2023
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	December 5, 2023

* Print the name and title of each signing officer under his or her signature.